UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-03447

SEI Tax Exempt Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

101 Federal St.

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: August 31, 2012

Date of reporting period: August 31, 2012

Item 1. Reports to Stockholders.

SEI Tax Exempt Trust

Annual Report as of August 31, 2012

Tax Free Fund

Institutional Tax Free Fund

Intermediate-Term Municipal Fund

Short Duration Municipal Fund

California Municipal Bond Fund

Massachusetts Municipal Bond Fund

New Jersey Municipal Bond Fund

New York Municipal Bond Fund

Pennsylvania Municipal Bond Fund

Tax-Advantaged Income Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Since the Funds in SEI Tax Exempt Trust typically hold only fixed income securities, they generally are not expected to hold securities for which they may be required to vote proxies. Regardless, in light of the possibility that a Fund could hold a security for which a proxy is voted, the Trust has adopted proxy voting policies. A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolios securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

SEI TAX EXEMPT TRUST — AUGUST 31, 2012 (Unaudited)

Letter to Shareholders

TO OUR SHAREHOLDERS:

For the fiscal year ending August 31, 2012, both the global and municipal bond markets posted positive returns. Global bond markets, as represented by the Barclays Global Aggregate Bond Index, returned 1.40% for the one-year period, while U.S. municipal bonds, measured by the Barclays Municipal Bond Index, returned 8.78% over the same timeframe.

The last 12 months have been marked by yet more drama around the European debt crisis, recession and outright depression in certain eurozone countries, and fears of a double-dip recession in the U.S. and a hard landing in China. Economic data has been volatile, disappointing in the wake of the U.S. debt ceiling fiasco of 2011, surprising to the upside around the turn of the year, and softening once again in the second quarter of 2012. Global economic growth has remained tepid, and many economists have lowered their growth forecasts for the quarters ahead. In a notable divergence from recent years, many European and emerging-market countries have started to pursue easier economic policies (lower interest rates, lower taxes and higher government spending), while U.S. economic policy is scheduled to tighten significantly in January 2013 thanks to the ‘fiscal cliff’ of roughly $600 billion in automatic tax hikes and spending cuts. A tight race for the U.S. presidency could add to the uncertainty through at least early November. Unemployment is still stubbornly high in most developed economies and this has been causing bouts of social unrest in many countries. While we probably haven’t seen the end of negative headlines related to global economic performance, the risk of extreme financial distress appears to have subsided for the time being, thanks to the efforts of central banks.

Over the past year, municipal markets have seen a widening gap between healthy and riskier credits. Since the financial crisis, state and local governments have struggled with stubbornly high unemployment, and more recently, with unsustainable pension and health care costs and decreases in federal aid. Local governments have also felt the sting of depressed property values and seen funding from their state governments decline. Several large states, including California, Illinois and New York, continue to face pension-related fiscal challenges, and this summer, three California cities — Stockton, Mammoth Lakes and San Bernadino — declared bankruptcy in quick succession. Despite these high-profile struggles, the municipal sector remains healthy in our view and continues to attract new investment, with over $35 billion of net inflows in the first eight months of 2012. Over the last year, the municipal market has performed well and our Fund managers have navigated the sector’s challenges, effectively meeting the Funds’ investment objectives.

On behalf of SEI Investments, I want to thank you for your confidence in the SEI Tax Exempt Trust. We are dedicated to helping our investors reach their long-term objectives, and we look forward to serving your investment needs in the future.

Sincerely,

Robert A. Nesher

President

SEI Tax Exempt Trust / Annual Report / August 31, 2012	1

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2012 (Unaudited)

Intermediate-Term Municipal Fund

I. Objective

The Intermediate-Term Municipal Fund (the “Fund”) seeks to provide the highest level of income exempt from Federal income tax as is consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with different investment approaches to manage portions of the Fund under the general supervision of SEI Investments Management Corp (“SIMC”). The Fund utilized the following sub-advisers as of August 31, 2012: Delaware Investments and Standish Mellon Asset Management.

III. Market Commentary

The municipal market posted strong performance with low volatility for the twelve months ending August 31, 2012, driven by falling Treasury yields and a bullish supply-demand environment. Treasury yields declined considerably during the period due to weak economic data, the likelihood of further quantitative easing by the Federal Reserve, and ongoing concerns over Europe. Municipal market supply was limited, finishing 2011 at $295 billion, 32% lower than 2010. Although supply picked up in 2012, refunding deals have accounted for over 60% of new issuance, as refinancing has been stimulated by the low interest rate environment. Against this backdrop, investor demand has been very strong, and this has resulted in narrowing credit spreads across the municipal market. Strong retail municipal mutual fund inflows began in the fourth quarter of 2011 and continued unabated through August of 2012. Through the end of August 2012, municipal bond funds had posted 38 consecutive weeks of positive inflows for an aggregate total of $39.0 billion, with $35.1 billion of that occurring in 2012. During the 12-month reporting period, municipal yields fell by 20 basis points on five-year maturities, 52 basis points on 10-year maturities, and 100 basis points on 30-year maturities. Ratios between municipal and Treasury yields at five-, 10- and 30-year maturities finished at 117%, 112% and 108%, respectively, still well above historical averages.

In 2012, some negative credit headlines hit the municipal market. The California cities of Stockton, Mammoth Lake and San Bernardino all filed for bankruptcy. The fiscal challenges for these local governments were mostly due to the housing market downturn, excessive retirement and healthcare benefits, and sluggish local economies. However, the amount of debt expected to be impacted by these filings is very small relative to the entire California and municipal markets. We believe these are isolated events, and overall municipal default rates remain extremely low. While we expect to see more credit downgrades than upgrades from rating agencies, the average 40-year cumulative default rate for municipal debt rated by Moody’s is only 0.3%. At the state level, tax revenues continued to grow. First quarter 2012 tax revenues were up 1.5% compared to the first quarter of 2011, marking the tenth consecutive quarter of positive growth. All states have passed their annual budgets on time in 2013, and over 40 states have implemented various forms of pension reform in the past two years.

IV. Return vs. Benchmark

For the fiscal year ended August 31, 2012, the Intermediate-Term Municipal Fund, Class A, posted a return of 6.83% versus 6.84% for the Barclays Capital 3-15 Year Municipal Blend Index.

V. Fund Attribution

With credit quality spreads tightening, an overweight to revenue and underweight to general obligation bonds helped performance. An overweight to BBB rated bonds was also a positive contributor. The modestly long duration position added to performance, as municipal yields declined along the curve. An overweight to the intermediate part of the curve detracted from performance, as the yield curve flattened during the period.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date
Intermediate-Term Municipal Fund, Class A	6.83%	6.35%	5.64%	4.22%	5.27%
Barclays 3-15 Year Municipal Blend Index[3]	6.84%	6.29%	6.28%	5.01%	N/A

2	SEI Tax Exempt Trust / Annual Report / August 31, 2012

Comparison of Change in the Value of a $100,000 Investment in the Intermediate-Term Municipal Fund, Class A, versus the Barclays 3-15 Year Municipal Blend Index

[1]	For the period ended August 31, 2012. Past performance is no indication of future performance. Shares of the Fund were offered beginning September 5, 1989.

[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[3]

The Barclays l 3-15 Year Municipal Blend Index, is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding.

SEI Tax Exempt Trust / Annual Report / August 31, 2012	3

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2012 (Unaudited)

Short Duration Municipal Fund

I. Objective

The Short Duration Municipal Fund (the “Fund”) seeks to provide a high level of income exempt from Federal income tax consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses sub-advisers to manage the Fund under the supervision of SIMC. Currently the sub-advisers are Neuberger Berman and Wells Capital Management, Inc. Wells Capital Management, Inc. was added to the Fund in December 2011.

III. Market Commentary

The municipal market posted strong performance with low volatility for the twelve months ending August 31, 2012, driven by falling Treasury yields and a bullish supply-demand environment. Treasury yields declined considerably during the period due to weak economic data, the likelihood of further quantitative easing by the Federal Reserve, and ongoing concerns over Europe. Municipal market supply was limited, finishing 2011 at $295 billion, 32% lower than 2010. Although supply picked up in 2012, refunding deals have accounted for over 60% of new issuance, as refinancing has been stimulated by the low interest rate environment. Against this backdrop, investor demand has been very strong, and this has resulted in narrowing credit spreads across the municipal market. Strong retail municipal mutual fund inflows began in the fourth quarter of 2011 and continued unabated through August of 2012. Through the end of August 2012, municipal bond funds had posted 38 consecutive weeks of positive inflows for an aggregate total of $39.0 billion, with $35.1 billion of that occurring in 2012. During the 12-month reporting period, municipal yields fell by 20 basis points on five-year maturities, 52 basis points on 10-year maturities, and 100 basis points on 30-year maturities. Ratios between municipal and Treasury yields at five-, 10- and 30-year maturities finished at 117%, 112% and 108%, respectively, still well above historical averages.

In 2012, some negative credit headlines hit the municipal market. The California cities of Stockton, Mammoth Lake and San Bernardino all filed for bankruptcy. The fiscal challenges for these local governments were mostly due to the housing market downturn, excessive retirement and healthcare benefits, and sluggish local economies. However, the amount of debt expected to be impacted by these filings is very small relative to the entire California and municipal markets. We believe these are isolated events, and overall municipal default rates remain extremely low. While we expect to see more credit downgrades than upgrades from rating agencies, the average 40-year cumulative default rate for municipal debt rated by Moody’s is only 0.3%. At the state level, tax revenues continued to grow. First quarter 2012 tax revenues were up 1.5% compared to the first quarter of 2011, marking the tenth consecutive quarter of positive growth. All states have passed their annual budgets on time in 2013, and over 40 states have implemented various forms of pension reform in the past two years.

IV. Return vs. Benchmark

For the fiscal year ended August 31, 2012, the Short Duration Municipal Fund, Class A, posted a total return of 1.03% versus 0.89% for the Barclays Capital 1-Year Municipal Bond Index.

V. Fund Attribution

A slightly shorter duration posture hurt performance with the decline of municipal yields. An allocation to bonds beyond two years in maturity contributed to returns relative to the bulleted maturity/duration profile of the benchmark. The overweight to the hospital and industry development bonds contributed to returns as both outperformed the benchmark. The overweight to A rated bonds contributed to performance as they outperformed AAA and AA rated bonds for the year.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Average Annual 3- Year Return	Average Annual 5- Year Return	Annualized Inception to Date
Short Duration Municipal Fund, Class A	1.03%	1.29%	2.38%	2.19%
Barclays 1 Year Municipal Bond Index[3]	0.89%	1.43%	2.68%	2.46%

4	SEI Tax Exempt Trust / Annual Report / August 31, 2012

Comparison of Change in the Value of a $100,000 Investment in the Short Duration Municipal Fund, Class A, versus the Barclays 1 Year Municipal Bond Index

[1]	For the period ended August 31, 2012. Past performance is no indication of future performance. Shares of the Fund were offered beginning November 13, 2003.

[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[3]

The Barclays 1 Year Municipal Bond Index is a rules-based, market-value-weighted index engineered for the short-term tax exempt bond market. The Index has four main sectors: general obligation, revenue, insured and pre-refunded bonds.

SEI Tax Exempt Trust / Annual Report / August 31, 2012	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2012 (Unaudited)

California Municipal Bond Fund

I. Objective

The California Municipal Bond Fund (the “Fund”) seeks to provide the highest level of current income exempt from Federal and California state income taxes as is consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a sub-adviser to manage the Fund under the supervision of SIMC. Currently the sub-adviser is McDonnell Investment Management, LLC.

III. Market Commentary

The municipal market posted strong performance with low volatility for the twelve months ending August 31, 2012, driven by falling Treasury yields and a bullish supply-demand environment. Treasury yields declined considerably during the period due to weak economic data, the likelihood of further quantitative easing by the Federal Reserve, and ongoing concerns over Europe. Municipal market supply was limited, finishing 2011 at $295 billion, 32% lower than 2010. Although supply picked up in 2012, refunding deals have accounted for over 60% of new issuance, as refinancing has been stimulated by the low interest rate environment. Against this backdrop, investor demand has been very strong, and this has resulted in narrowing credit spreads across the municipal market. Strong retail municipal mutual fund inflows began in the fourth quarter of 2011 and continued unabated through August of 2012. Through the end of August 2012, municipal bond funds had posted 38 consecutive weeks of positive inflows for an aggregate total of $39.0 billion, with $35.1 billion of that occurring in 2012. During the 12-month reporting period, municipal yields fell by 20 basis points on five-year maturities, 52 basis points on 10-year maturities, and 100 basis points on 30-year maturities. Ratios between municipal and Treasury yields at five-, 10- and 30-year maturities finished at 117%, 112% and 108%, respectively, still well above historical averages.

In 2012, some negative credit headlines hit the municipal market. The California cities of Stockton, Mammoth Lake and San Bernardino all filed for bankruptcy. The fiscal challenges for these local governments were mostly due to the housing market downturn, excessive retirement and healthcare benefits, and sluggish local economies. However, the amount of debt expected to be impacted by these filings is very small relative to the entire California and municipal markets. We believe these are isolated events, and overall municipal default rates remain extremely low. While we expect to see more credit downgrades than upgrades from rating agencies, the average 40-year cumulative default rate for municipal debt rated by Moody’s is only 0.3%. At the state level, tax revenues continued to grow. First quarter 2012 tax revenues were up 1.5% compared to the first quarter of 2011, marking the tenth consecutive quarter of positive growth. All states have passed their annual budgets on time in 2013, and over 40 states have implemented various forms of pension reform in the past two years.

IV. Return vs. Benchmark

For the fiscal year ended August 31, 2012, the California Municipal Bond Fund, Class A, posted a total return of 6.27% versus 6.94% for the Barclays California Intermediate Municipal Index.

V. Fund Attribution

The overweight and security selection in the Hospital and Water and Sewer Sectors were additive to performance. Security selection in the Higher Education Sector was also positive. An underweight to BBB rated securities detracted from performance as lower quality holdings registered the strongest relative performance during the period. An underweight in California general obligation bonds versus the more concentrated benchmark was also a modest detractor from performance.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date
California Municipal Bond Fund, Class A	6.27%	6.12%	5.55%	4.17%	4.70%
Barclays California Intermediate Municipal Index[3]	6.94%	7.18%	6.67%	5.13%	5.41%

6	SEI Tax Exempt Trust / Annual Report / August 31, 2012

Comparison of Change in the Value of a $100,000 Investment in the California Municipal Bond Fund, Class A, versus the Barclays California Intermediate Municipal Index

[1]	For the period ended August 31, 2012. Past performance is no indication of future performance. Shares of the Fund were offered beginning August 19, 1998.

[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[3]

The Barclays California Intermediate Municipal Index is a subset of the Barclays Municipal Bond Index, an unmanaged, broad-based statistical composite of municipal bonds, and is comprised primarily of bond obligations of the state and local governments of California and their agencies, with maturities between 5 and 10 years.

SEI Tax Exempt Trust / Annual Report / August 31, 2012	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2012 (Unaudited)

Massachusetts Municipal Bond Fund

I. Objective

The Massachusetts Municipal Bond Fund (the “Fund”) seeks to provide the highest level of current income exempt from Federal and Massachusetts state income taxes as is consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a sub-adviser to manage the Fund under the supervision of SIMC. Currently the sub-adviser is Standish Mellon Asset Management.

III. Market Commentary

The municipal market posted strong performance with low volatility for the twelve months ending August 31, 2012, driven by falling Treasury yields and a bullish supply-demand environment. Treasury yields declined considerably during the period due to weak economic data, the likelihood of further quantitative easing by the Federal Reserve, and ongoing concerns over Europe. Municipal market supply was limited, finishing 2011 at $295 billion, 32% lower than 2010. Although supply picked up in 2012, refunding deals have accounted for over 60% of new issuance, as refinancing has been stimulated by the low interest rate environment. Against this backdrop, investor demand has been very strong, and this has resulted in narrowing credit spreads across the municipal market. Strong retail municipal mutual fund inflows began in the fourth quarter of 2011 and continued unabated through August of 2012. Through the end of August 2012, municipal bond funds had posted 38 consecutive weeks of positive inflows for an aggregate total of $39.0 billion, with $35.1 billion of that occurring in 2012. During the 12-month reporting period, municipal yields fell by 20 basis points on five-year maturities, 52 basis points on 10-year maturities, and 100 basis points on 30-year maturities. Ratios between municipal and Treasury yields at five-, 10- and 30-year maturities finished at 117%, 112% and 108%, respectively, still well above historical averages.

In 2012, some negative credit headlines hit the municipal market. The California cities of Stockton, Mammoth Lake and San Bernardino all filed for bankruptcy. The fiscal challenges for these local governments were mostly due to the housing market downturn, excessive retirement and healthcare benefits, and sluggish local economies. However, the amount of debt expected to be impacted by these filings is very small relative to the entire California and municipal markets. We believe these are isolated events, and overall municipal default rates remain extremely low. While we expect to see more credit downgrades than upgrades from rating agencies, the average 40-year cumulative default rate for municipal debt rated by Moody’s is only 0.3%. At the state level, tax revenues continued to grow. First quarter 2012 tax revenues were up 1.5% compared to the first quarter of 2011, marking the tenth consecutive quarter of positive growth. All states have passed their annual budgets on time in 2013, and over 40 states have implemented various forms of pension reform in the past two years.

IV. Return vs. Benchmark

For the fiscal year ended August 31, 2012, the Massachusetts Municipal Bond Fund, Class A, posted a total return of 5.71% versus 6.22% for the Barclays Massachusetts Intermediate Municipal Index.

V. Fund Attribution

The barbell yield-curve position contributed to performance. With credit-quality spreads narrowing, an overweight to revenue and an underweight to general obligation bonds added to performance. An overweight to BBB rated bonds also had a positive impact on performance. Exposure to Puerto Rico added to performance as that state outperformed Massachusetts. A modest short-duration position hurt performance as municipal yields declined along the curve.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date
Massachusetts Municipal Bond Fund, Class A	5.71%	5.85%	5.92%	4.49%	4.74%
Barclays Massachusetts Intermediate Municipal Index[3]	6.22%	6.35%	6.85%	5.23%	5.51%

8	SEI Tax Exempt Trust / Annual Report / August 31, 2012

Comparison of Change in the Value of a $100,000 Investment in the Massachusetts Municipal Bond Fund, Class A, versus the Barclays Massachusetts Intermediate Municipal Index

[1]	For the period ended August 31, 2012. Past performance is no indication of future performance. Shares of the Fund were offered beginning August 19, 1998.

[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[3]

The Barclays Massachusetts Intermediate Municipal Index is a subset of the Barclays Municipal Bond Index, an unmanaged, broad-based statistical composite of municipal bonds, and is comprised primarily of bond obligations of the state and local governments of Massachusetts and their agencies, with maturities between 5 and 10 years.

SEI Tax Exempt Trust / Annual Report / August 31, 2012	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2012 (Unaudited)

New Jersey Municipal Bond Fund

I. Objective

The New Jersey Municipal Bond Fund (the “Fund”) seeks to provide the highest level of current income exempt from Federal and New Jersey state income taxes as is consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a sub-adviser to manage the Fund under the supervision of SIMC. Currently the sub-adviser is McDonnell Investment Management, LLC.

III. Market Commentary

The municipal market posted strong performance with low volatility for the twelve months ending August 31, 2012, driven by falling Treasury yields and a bullish supply-demand environment. Treasury yields declined considerably during the period due to weak economic data, the likelihood of further quantitative easing by the Federal Reserve, and ongoing concerns over Europe. Municipal market supply was limited, finishing 2011 at $295 billion, 32% lower than 2010. Although supply picked up in 2012, refunding deals have accounted for over 60% of new issuance, as refinancing has been stimulated by the low interest rate environment. Against this backdrop, investor demand has been very strong, and this has resulted in narrowing credit spreads across the municipal market. Strong retail municipal mutual fund inflows began in the fourth quarter of 2011 and continued unabated through August of 2012. Through the end of August 2012, municipal bond funds had posted 38 consecutive weeks of positive inflows for an aggregate total of $39.0 billion, with $35.1 billion of that occurring in 2012. During the 12-month reporting period, municipal yields fell by 20 basis points on five-year maturities, 52 basis points on 10-year maturities, and 100 basis points on 30-year maturities. Ratios between municipal and Treasury yields at five-, 10- and 30-year maturities finished at 117%, 112% and 108%, respectively, still well above historical averages.

In 2012, some negative credit headlines hit the municipal market. The California cities of Stockton, Mammoth Lake and San Bernardino all filed for bankruptcy. The fiscal challenges for these local governments were mostly due to the housing market downturn, excessive retirement and healthcare benefits, and sluggish local economies. However, the amount of debt expected to be impacted by these filings is very small relative to the entire California and municipal markets. We believe these are isolated events, and overall municipal default rates remain extremely low. While we expect to see more credit downgrades than upgrades from rating agencies, the average 40-year cumulative default rate for municipal debt rated by Moody’s is only 0.3%. At the state level, tax revenues continued to grow. First quarter 2012 tax revenues were up 1.5% compared to the first quarter of 2011, marking the tenth consecutive quarter of positive growth. All states have passed their annual budgets on time in 2013, and over 40 states have implemented various forms of pension reform in the past two years.

IV. Return vs. Benchmark

For the fiscal year ended August 31, 2012 the New Jersey Municipal Bond Fund, Class A, posted a return of 4.83% versus 5.34% for the Barclays 3-10 Year Municipal Blend Index.

V. Fund Attribution

The overweight and security selection in the Hospital, Transportation and Higher Education Sectors were additive to performance. New Jersey outperformance versus national paper was a net positive contributor. An overweight to the front-end of the yield curve detracted from performance. The underweight to industrial development revenue bonds was also a negative as that sector registered the strongest relative sector performance.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date
New Jersey Municipal Bond Fund, Class A	4.83%	4.90%	5.02%	3.84%	4.26%
Barclays 3-10 Year Municipal Blend Index[3]	5.34%	5.61%	5.95%	4.69%	5.04%

10	SEI Tax Exempt Trust / Annual Report / August 31, 2012

Comparison of Change in the Value of a $100,000 Investment in the New Jersey Municipal Bond Fund, Class A, versus the Barclays 3-10 Year Municipal Blend Index

[1]	For the period ended August 31, 2012. Past performance is no indication of future performance. Shares of the Fund were offered beginning August 18, 1998.

[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[3]

The Barclays 3-10 Year Municipal Blend Index is a rules-based, market value- weighted index engineered for the intermediate-term tax exempt investor. The Index is derived from a combination of the Barclays 3, 5, 7 and 10 year municipal Indices. These Indices have four main sectors: general obligation, revenue, insured and pre-refunded bonds.

SEI Tax Exempt Trust / Annual Report / August 31, 2012	11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2012 (Unaudited)

New York Municipal Bond Fund

I. Objective

The New York Municipal Bond Fund (the “Fund”) seeks to provide the highest level of current income exempt from Federal and New York state and city income taxes as is consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a sub-adviser to manage the Fund under the supervision of SIMC. Currently the sub-adviser is Standish Mellon Asset Management.

III. Market Commentary

The municipal market posted strong performance with low volatility for the twelve months ending August 31, 2012, driven by falling Treasury yields and a bullish supply-demand environment. Treasury yields declined considerably during the period due to weak economic data, the likelihood of further quantitative easing by the Federal Reserve, and ongoing concerns over Europe. Municipal market supply was limited, finishing 2011 at $295 billion, 32% lower than 2010. Although supply picked up in 2012, refunding deals have accounted for over 60% of new issuance, as refinancing has been stimulated by the low interest rate environment. Against this backdrop, investor demand has been very strong, and this has resulted in narrowing credit spreads across the municipal market. Strong retail municipal mutual fund inflows began in the fourth quarter of 2011 and continued unabated through August of 2012. Through the end of August 2012, municipal bond funds had posted 38 consecutive weeks of positive inflows for an aggregate total of $39.0 billion, with $35.1 billion of that occurring in 2012. During the 12-month reporting period, municipal yields fell by 20 basis points on five-year maturities, 52 basis points on 10-year maturities, and 100 basis points on 30-year maturities. Ratios between municipal and Treasury yields at five-, 10- and 30-year maturities finished at 117%, 112% and 108%, respectively, still well above historical averages.

In 2012, some negative credit headlines hit the municipal market. The California cities of Stockton, Mammoth Lake and San Bernardino all filed for bankruptcy. The fiscal challenges for these local governments were mostly due to the housing market downturn, excessive retirement and healthcare benefits, and sluggish local economies. However, the amount of debt expected to be impacted by these filings is very small relative to the entire California and municipal markets. We believe these are isolated events, and overall municipal default rates remain extremely low. While we expect to see more credit downgrades than upgrades from rating agencies, the average 40-year cumulative default rate for municipal debt rated by Moody’s is only 0.3%. At the state level, tax revenues continued to grow. First quarter 2012 tax revenues were up 1.5% compared to the first quarter of 2011, marking the tenth consecutive quarter of positive growth. All states have passed their annual budgets on time in 2013, and over 40 states have implemented various forms of pension reform in the past two years.

IV. Return vs. Benchmark

For the fiscal year ended August 31, 2012, the New York Municipal Bond Fund, Class A, posted a total return of 4.67% versus 5.15% for the Barclays New York Intermediate Municipal Index.

V. Fund Attribution

A barbell yield-curve position contributed to performance. With credit-quality spreads narrowing, an overweight to revenue and an underweight to general obligation bonds also added to performance. An overweight to BBB rated bonds was also a positive. Exposure to Puerto Rico added to performance as that state outperformed New York. A modest short-duration position hurt performance as municipal yields declined along the curve.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date
New York Municipal Bond Fund, Class A	4.67%	5.19%	5.21%	4.14%	4.57%
Barclays New York Intermediate Municipal Index[3]	5.15%	6.16%	6.33%	5.04%	5.33%

12	SEI Tax Exempt Trust / Annual Report / August 31, 2012

Comparison of Change in the Value of a $100,000 Investment in the New York Municipal Bond Fund, Class A, versus the Barclays New York Intermediate Municipal Index

[1]	For the period ended August 31, 2012. Past performance is no indication of future performance. Shares of the Fund were offered beginning August 18, 1998.

[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[3]

The Barclays New York Intermediate Municipal Index is a subset of the Barclays Municipal Bond Index, an unmanaged, broad-based statistical composite of municipal bonds, and is comprised primarily of bond obligations of the state and local governments of New York and their agencies, with maturities between 5 and 10 years.

SEI Tax Exempt Trust / Annual Report / August 31, 2012	13

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2012 (Unaudited)

Pennsylvania Municipal Bond Fund

I. Objective

The Pennsylvania Municipal Bond Fund, (the “Fund”) seeks to provide current income exempt from Federal and Pennsylvania state income taxes as is consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a sub-adviser to manage the Fund under the supervision of SIMC. Currently the sub-adviser is Standish Mellon Asset Management.

III. Market Commentary

The municipal market posted strong performance with low volatility for the twelve months ending August 31, 2012, driven by falling Treasury yields and a bullish supply-demand environment. Treasury yields declined considerably during the period due to weak economic data, the likelihood of further quantitative easing by the Federal Reserve, and ongoing concerns over Europe. Municipal market supply was limited, finishing 2011 at $295 billion, 32% lower than 2010. Although supply picked up in 2012, refunding deals have accounted for over 60% of new issuance, as refinancing has been stimulated by the low interest rate environment. Against this backdrop, investor demand has been very strong, and this has resulted in narrowing credit spreads across the municipal market. Strong retail municipal mutual fund inflows began in the fourth quarter of 2011 and continued unabated through August of 2012. Through the end of August 2012, municipal bond funds had posted 38 consecutive weeks of positive inflows for an aggregate total of $39.0 billion, with $35.1 billion of that occurring in 2012. During the 12-month reporting period, municipal yields fell by 20 basis points on five-year maturities, 52 basis points on 10-year maturities, and 100 basis points on 30-year maturities. Ratios between municipal and Treasury yields at five-, 10- and 30-year maturities finished at 117%, 112% and 108%, respectively, still well above historical averages.

In 2012, some negative credit headlines hit the municipal market. The California cities of Stockton, Mammoth Lake and San Bernardino all filed for bankruptcy. The fiscal challenges for these local governments were mostly due to the housing market downturn, excessive retirement and healthcare benefits, and sluggish local economies. However, the amount of debt expected to be impacted by these filings is very small relative to the entire California and municipal markets. We believe these are isolated events, and overall municipal default rates remain extremely low. While we expect to see more credit downgrades than upgrades from rating agencies, the average 40-year cumulative default rate for municipal debt rated by Moody’s is only 0.3%. At the state level, tax revenues continued to grow. First quarter 2012 tax revenues were up 1.5% compared to the first quarter of 2011, marking the tenth consecutive quarter of positive growth. All states have passed their annual budgets on time in 2013, and over 40 states have implemented various forms of pension reform in the past two years.

IV. Return vs. Benchmark

For the fiscal year ended August 31, 2012, the Pennsylvania Municipal Bond Fund, Class A, posted a total return of 6.08% versus 6.55% for the Barclays Pennsylvania Intermediate Municipal Index.

V. Fund Attribution

A barbell yield curve position contributed to performance. With credit-quality spreads narrowing, an overweight to revenue and an underweight to general obligation bonds also added to performance. An overweight to BBB rated bonds was also a positive. Exposure to Puerto Rico added to performance as that state outperformed Pennsylvania. A modest short-duration position hurt performance as municipal yields declined along the curve.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date
Pennsylvania Municipal Bond Fund, Class A	6.08%	5.96%	4.90%	4.09%	4.45%
Pennsylvania Municipal Bond Fund, Class B	6.24%	6.12%	5.06%	4.23%	5.36%
Barclays Pennsylvania Intermediate Municipal Index[3]	6.55%	6.66%	6.56%	5.09%	5.33%

14	SEI Tax Exempt Trust / Annual Report / August 31, 2012

Comparison of Change in the Value of a $100,000 Investment in the Pennsylvania Municipal Bond Fund, Class A and Class B, versus the Barclays Pennsylvania Intermediate Municipal Index3

[1]	For the period ended August 31, 2012. Past performance is no indication of future performance. Class A and Class B shares were offered beginning August 26, 1998 and August 14, 1989, respectively.

[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[3]

The Barclays Pennsylvania Intermediate Municipal Index is a subset of the Barclays Municipal Bond Index, an unmanaged, broad-based statistical composite of municipal bonds, and is comprised primarily of bond obligations of the state and local governments of Pennsylavania and their agencies, with maturities between 5 and 10 years.

SEI Tax Exempt Trust / Annual Report / August 31, 2012	15

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2012

Tax-Advantaged Income Fund

I. Objective

The Tax-Advantaged Income Fund (the “Fund”) seeks to provide the highest level of income possible in a tax efficient manner.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund under the general supervision of SIMC. The Fund used the following sub-advisers as of August 31, 2012: Pacific Investment Management Company, LLC and Spectrum Asset Management.

III. Market Commentary

The municipal market posted strong performance with low volatility for the twelve months ending August 31, 2012, driven by falling Treasury yields and a bullish supply-demand environment. Treasury yields declined considerably during the period due to weak economic data, the likelihood of further quantitative easing by the Federal Reserve, and ongoing concerns over Europe. Although municipal issuance rebounded during the Fund’s fiscal year, refunding deals, stimulated by the low-interest-rate environment, have constituted 60% of those transactions, keeping a lid on total outstanding supply. Against this backdrop, investor demand has been very strong, and this has resulted in narrowing credit spreads across the municipal market. Strong retail municipal mutual fund inflows began in the fourth quarter of 2011 and continued unabated through August of 2012. Through the end of August 2012, municipal bond funds had posted 38 consecutive weeks of positive inflows for an aggregate total of $39.0 billion, with $35.1 billion of that occurring in 2012. During the 12-month reporting period, municipal yields fell by 20 basis points on five-year maturities, 52 basis points on 10-year maturities, and 100 basis points on 30-year maturities. Ratios between municipal and Treasury yields at five-, 10- and 30-year maturities finished at 117%, 112% and 108%, respectively, still well above historical averages. Strong demand combined with declining yields paved the way for double digit returns for long-term and lower quality municipal bonds, with the Barclay’s Capital Non-Investment Grade Index returning 15.4%.

In 2012, some negative credit headlines hit the municipal market. The California cities of Stockton, Mammoth Lake and San Bernardino all filed for bankruptcy. The fiscal challenges for these local governments were mostly due to the housing market downturn, excessive retirement and healthcare benefits, and sluggish local economies. However, the amount of debt expected to be impacted by these filings is very small relative to the entire California and municipal markets. We believe these are isolated events, and overall municipal default rates remain extremely low. While we expect to see more credit downgrades than upgrades from rating agencies, the average 40-year cumulative default rate for municipal debt rated by Moody’s is only 0.3%. At the state level, tax revenues continued to grow. First quarter 2012 tax revenues were up 1.5% compared to the first quarter of 2011, marking the tenth consecutive quarter of positive growth. All states have passed their annual budgets on time in 2013, and over 40 states have implemented various forms of pension reform in the past two years.

Within the preferred securities market, concerns regarding the European banking system continued to cause volatility, but not to the same extent as last year. We believe that stricter regulations under Dodd-Frank legislation and Basel III standards have improved banks’ capital ratios, helping to support the preferred market. Preferred securities also benefited from declining issuance and increased demand as investors were attracted to the yields on preferred securities. Once the risk of a severe event in Europe was mitigated by ECB actions, preferred securities enjoyed double-digit returns and outperformed municipal bonds for the year.

IV. Return vs. Benchmark

For the 12 months ended August 31, 2012, the Tax-Advantaged Income Fund, Class A, posted a total return of 13.72% versus 12.71% for its custom benchmark (60% Barclays High Yield Municipal Bond Index/40% Barclays Municipal Bond Index).

V. Fund Attribution

An overweight to revenue bonds and an underweight to general obligation bonds enhanced relative performance. Hospital bonds outperformed, especially after the U.S Supreme Court upheld recent healthcare legislation, and the Fund benefitted from an overweight to and security selection within that sector. An underweight to non-investment grade bonds, which produced the highest returns for

16	SEI Tax Exempt Trust / Annual Report / August 31, 2012

the year, subtracted from performance. The Fund’s allocation to qualified dividend income-eligible preferred securities was positive, as preferred securities outperformed municipal bonds.

During its fiscal year, the Fund purchased a small position in U.S. Treasury futures contracts to manage portfolio duration and interest-rate sensitivity. This positioning did not have a material impact on Fund performance.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Average Annual 3-Year Return	Annualized Inception to Date
Tax-Advantaged Income Fund, Class A	13.72%	10.26%	5.19%
60/40 Hybrid of the following Indicies:	12.71%	10.82%	5.46%
Barclays High Yield Municipal Bond Index[3]	15.40%	13.38%	4.81%
Barclays Municipal Bond Index[4]	8.78%	7.02%	6.23%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Advantaged Income Fund, Class A, versus a 60/40 Hybrid of the following Barclays Indicies: the Barclays High Yield Municipal Bond Index and the Barclays Municipal Bond Index

[1]	For the period ended August 31, 2012. Past performance is no indication of future performance. Shares of the Fund were offered beginning September 4, 2007.

[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[3]

The Barclays High Yield Municipal Bond Index covers the universe of fixed rate, non- investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included. The Index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non- U.S. corporations.

[4]

The Barclays Municipal Bond Index is a rules based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the Index, bonds must have a minimum credit rating of Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

SEI Tax Exempt Trust / Annual Report / August 31, 2012	17

SCHEDULE OF INVESTMENTS

Tax Free Fund

August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 99.0%

Alabama — 0.4%
Columbia, Industrial Development Board, Ser A, RB
0.180%, 09/01/12 (A)	$2,000	$2,000

California — 5.1%
ABAG Finance, Authority for Nonprofit, RB
0.140%, 09/06/12 (A)(B)	2,015	2,015
California State, Communities Development Authority, Ser 2680, RB
0.250%, 09/06/12 (A)(B)	3,500	3,500
California State, Infrastructure & Economic Development Bank, RB
0.140%, 09/01/12 (A)	2,600	2,600
Eclipse Funding Trust, RB
0.200%, 09/06/12 (A)(B)	8,290	8,290
JPMorgan Chase Putters/Drivers Trust, Ser 3584, RB
0.250%, 09/06/12 (A)	2,190	2,190
Santa Clara Valley, Transportation Authority, Ser D, RB
0.130%, 09/06/12 (A)	10,000	10,000

		28,595

Colorado — 3.0%
Colorado State, Educational & Cultural Facilities Authority, Fountain Valley School Project, RB
0.230%, 09/06/12 (A)(B)	4,115	4,115
Colorado State, Educational & Cultural Facilities Authority, RB
0.130%, 09/06/12 (A)(B)	7,000	7,000
Denver, Urban Renewal Authority, Stapleton Project, Ser A-2, TA
0.180%, 09/06/12 (A)(B)	5,800	5,800

		16,915

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Connecticut — 1.0%
Connecticut State, Industrial Development Authority, Bradley Airport Hotel Project, RB
0.150%, 09/06/12 (A)(B)	$5,435	$5,435

Florida — 2.4%
BB&T Municipal Trust, Ser 2042, COP
0.170%, 09/07/12 (A)	5,965	5,965
Duval County, Housing Finance Authority, RB
0.180%, 09/06/12 (A)(B)	100	100
Eclipse Funding Trust, Solar Eclipse, Miami, Ser 2007-0045, RB
0.210%, 09/01/12 (A)(B)	2,940	2,940
Florida State, Development Finance, Center Court Properties Project, RB
0.200%, 09/06/12 (A)(B)	965	965
Florida State, Housing Finance Authority, Multi-Family Woodlands Project, RB
0.160%, 09/05/12 (A)(B)	1,400	1,400
Palm Beach County, Revenue Authority, Henry Morrison Flagler Project, RB
0.170%, 09/06/12 (A)(B)	1,800	1,800

		13,170

Georgia — 2.9%
Cobb County, Development Authority, RB
0.170%, 09/06/12 (A)(B)	2,200	2,200
Macon, Water Authority, Ser A, RB
0.170%, 09/06/12 (A)	1,700	1,700
Main Street Natural Gas, Ser A, RB
0.180%, 09/06/12 (A)	11,990	11,990

		15,890

Illinois — 11.0%
BB&T Municipal Trust, Ser 5001, RB
0.260%, 09/06/12 (A)(B)	2,885	2,885
Bloomington, GO
0.210%, 09/05/12 (A)	1,350	1,350
Central Lake County, Joint Action Water Agency, Merlots, Ser B18, RB, AMBAC
0.170%, 09/05/12 (A)	9,940	9,940
Chicago, Ser D, GO 0.180%,
09/01/12 (A)(B)	9,200	9,200
Illinois State, Development Finance Authority, Christian Brothers Services Project, RB
0.280%, 09/05/12 (A)(B)	800	800
Illinois State, Development Finance Authority, McCormick Theological Project, Ser A, RB
0.170%, 09/05/12 (A)(B)	700	700

18	SEI Tax Exempt Trust / Annual Report / August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Illinois State, Development Finance Authority, North Shore Country Day Project, RB
0.170%, 09/05/12 (A)(B)	$6,100	$6,100
Illinois State, Development Finance Authority, University of Chicago Project, Ser C, RB
0.170%, 09/03/12 (A)	20,000	20,000
JPMorgan Chase Putters/Drivers Trust, Ser 3721, RB
0.280%, 09/06/12 (A)	1,550	1,550
JPMorgan Chase Putters/Drivers Trust, Ser 4048
0.320%, 09/01/12 (A)(B)	7,340	7,340
Schaumburg Village, Ser A, GO
0.220%, 09/06/12 (A)	1,300	1,300

		61,165

Indiana — 5.7%
Indiana State, Development Finance Authority, RB
0.150%, 09/05/12 (A)	5,600	5,600
Indiana State, Finance Authority, Goodwill Industries Michiana Project, Ser A, RB
0.219%, 09/06/12 (A)(B)	2,215	2,215
Indiana State, Finance Authority, RB
0.150%, 09/06/12 (A)(B)	4,000	4,000
Indiana State, Finance Authority, Ser C, RB
0.130%, 09/05/12 (A)(B)	5,000	5,000
Indiana State, Health & Educational Facilities, Finance Authority, Howard Regional Health Systems Project, Ser B, RB
0.230%, 09/01/12 (A)(B)	4,260	4,260
Indiana State, Industrial Development Finance Authority, Brebeuf Preparatory School Project, RB
0.280%, 09/06/12 (A)(B)	3,400	3,400
Indiana State, Industrial Development Finance Authority, Goodwill Industries Center Project, RB
0.220%, 09/06/12 (A)(B)	365	365
Indiana State, Industrial Development Finance Authority, Regional Council of Carpenters Project, RB
0.230%, 09/06/12 (A)(B)	540	540
Marshall County, Industrial Economic Development Authority, Culver Educational Foundation Project, RB
0.160%, 09/06/12 (A)(B)	6,300	6,300

		31,680

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Iowa — 0.2%
Iowa State, Finance Authority, Morningside College Project, RB
0.210%, 09/01/12 (A)(B)	$1,000	$1,000

Kentucky — 2.4%
Boone County, Pollution Control Revenue Authority, RB
0.160%, 09/05/12 (A)(B)	5,500	5,500
Middleton, Educational Building Improvement Authority, Christian Project, RB
0.230%, 09/06/12 (A)(B)	555	555
Williamstown, League of Cities, Funding Trust, Ser B, RB
0.160%, 09/07/12 (A)(B)	7,200	7,200

		13,255

Massachusetts — 0.1%
Massachusetts State, Development Finance Agency, Seven Hills Foundation Project, Ser A, RB
0.130%, 09/06/12 (A)(B)	475	475

Minnesota — 0.2%
Austin, Industrial Development Authority, Supervalu Project, RB
0.150%, 09/05/12 (A)(B)	1,325	1,325

Missouri — 1.0%
Missouri State, Health & Educational Facilities Authority, St. Louis Priory School Project, RB
0.220%, 09/06/12 (A)(B)	1,080	1,080
St. Louis County, Industrial Development Authority, Schnuck Markets Kirkwood Project, RB
0.200%, 09/06/12 (A)(B)	1,200	1,200
St. Louis, Industrial Development Authority, RB
0.230%, 09/06/12 (A)(B)	3,170	3,170

		5,450

Nebraska — 1.3%
Central Plains, Energy Project No. 2, RB
0.180%, 09/06/12 (A)	7,060	7,060

New Hampshire — 3.0%
New Hampshire State, Business Finance Authority, Monadnock Community Hospital Project, RB
0.210%, 09/01/12 (A)(B)	2,000	2,000

SEI Tax Exempt Trust / Annual Report / August 31, 2012	19

SCHEDULE OF INVESTMENTS

Tax Free Fund (Continued)

August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)
New Hampshire State, Business Finance Authority, Taylor Home Project, Ser B, RB
0.160%, 09/06/12 (A)(B)	$2,445	$2,445
New Hampshire State, Health & Education Facilities Authority, RB
0.180%, 09/06/12 (A)(B)	2,390	2,390
New Hampshire State, Health & Education Facilities Authority, Ser B, RB
0.200%, 09/01/12 (A)	10,000	10,000

		16,835

New Jersey — 2.7%
Borough of Dumont, TRAN
1.200%, 06/27/13	1,525	1,528
Borough of Monmouth Beach, TRAN
1.250%, 10/04/12	2,000	2,000
Borough of North Haledon, TRAN
1.500%, 03/28/13	3,302	3,314
Harmony Township, TRAN
1.250%, 05/02/13	2,000	2,002
Hudson County, Improvement Authority, RB
1.500%, 08/07/13	6,210	6,256

		15,100

New York — 11.3%
Forest City, New Rochelle Revenue Bond Certificate Trust, RB
0.270%, 09/06/12 (A)(B)	6,630	6,630
New York City, Housing Development Authority, Ser A, RB
0.180%, 09/06/12 (A)(B)	4,100	4,100
New York City, Municipal Water Finance Authority, Sub-Ser B-2, RB
0.160%, 09/06/12 (A)	100	100
New York City, Municipal Water Finance Authority, RB
0.200%, 09/01/12 (A)	8,735	8,735
New York City, Sub-Ser J-10, GO
0.150%, 09/06/12 (A)(B)	1,300	1,300
New York City, GO
0.170%, 09/01/12 (A)(B)	17,380	17,380
New York State, Dormitory Authority, Culinary Institute of America Project, RB
0.160%, 09/06/12 (A)(B)	1,800	1,800
New York State, Housing Finance Agency, RB, FNMA
0.140%, 09/05/12 (A)	5,000	5,000
Rockland County, Industrial Development Agency, Shock Tech Project, RB
0.180%, 09/05/12 (A)(B)	325	325
Schenectady, TRAN
1.200%, 05/17/13	15,000	15,021

Description	Face Amount ($ Thousands)	Value ($ Thousands)
St. Lawrence County, Industrial Development Agency, United Helpers Independent Leveraging Project, RB
0.260%, 09/05/12 (A)(B)	$2,350	$2,350

		62,741

North Carolina — 3.6%
Buncombe County, Metropolitan Sewerage District, Ser B, RB
0.170%, 09/03/12 (A)	5,000	5,000
North Carolina State, Medical Care Commission, Moses Cone Health System Project, Ser B, RB
0.150%, 09/01/12 (A)	15,000	15,000

		20,000

Ohio — 5.6%
American Municipal Power, RB
1.250%, 10/25/12	3,000	3,001
East Liverpool, Hospital Revenue Authority, East Liverpool City Hospital Project, RB
0.160%, 09/06/12 (A)(B)	8,100	8,100
Green, Health Care Revenue Authority, Greater Akron-Canton Project, RB
0.230%, 09/06/12 (A)(B)	770	770
Hamilton County, Economic Development Authority, Saint Xavier School Project, RB
0.160%, 09/07/12 (A)(B)	7,205	7,205
Louisiana, Public Facilities Authority, RB
0.167%, 09/05/12 (A)	3,750	3,750
Montgomery County, Benjamin & Marian Project, Ser B, RB
0.219%, 09/06/12 (A)(B)	2,130	2,130
Ohio State University, Ser B, RB
0.160%, 09/05/12 (A)	1,200	1,200
Ohio State, Air Quality Development Authority, Ser A, RB
0.150%, 09/06/12 (A)(B)	2,000	2,000
Saint Bernard, TRAN
1.750%, 03/15/13	3,100	3,113

		31,269

Oregon — 1.1%
Oregon State, Veterans Welfare Services Authority, GO
0.170%, 09/05/12 (A)	5,965	5,965

Pennsylvania — 6.5%
Adams County, Industrial Development Authority, RB
0.150%, 09/04/12 (A)(B)	13,000	13,000
Allegheny County, Industrial Development Authority, Jewish Community Center Project, Ser B, RB
0.220%, 09/06/12 (A)(B)	2,350	2,350

20	SEI Tax Exempt Trust / Annual Report / August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Allegheny County, Redevelopment Authority, Brentwood Town Square Project, Ser A, TA
0.230%, 09/06/12 (A)(B)	$1,070	$1,070
BB&T Municipal Trust, Ser 2061, RB, FSA
0.180%, 09/06/12 (A)	595	595
Hazleton, Industrial Development Authority, MMI Preparatory School Project, RB
0.170%, 09/06/12 (A)(B)	1,475	1,475
Moon Township, Industrial Development Authority, YMCA Greater Pittsburgh Project, RB
0.170%, 09/06/12 (A)(B)	220	220
Pennsylvania State, Economic Development Financing Authority, RB
0.190%, 09/01/12 (A)(B)	13,230	13,230
RBC Municipal Products Trust, Ser C-15, RB
0.170%, 09/06/12 (A)(B)	4,000	4,000

		35,940

Puerto Rico — 0.2%
Puerto Rico Commonwealth, Highway & Transportation Authority, Ser A, RB
0.140%, 09/05/12 (A)(B)	1,000	1,000

South Carolina — 1.9%
JPMorgan Chase Putters/Drivers Trust, Ser 4132, RB, AGM
0.220%, 09/07/12 (A)	10,000	10,000
Piedmont, Municipal Power Agency, Ser C, RB
0.150%, 09/06/12 (A)(B)	500	500

		10,500

Tennessee — 2.1%
Municipal Energy Acquisition, Gas Revenue Putters, Ser 1579, RB
0.410%, 09/03/12 (A)(B)	11,430	11,430

Texas — 10.6%
City of Austin, Water & Wastewater System Revenue, RB
0.180%, 09/06/12 (A)(B)	6,000	6,000
Gulf Coast, Waste Disposal Authority, RB
0.170%, 09/03/12 (A)	4,900	4,900
0.170%, 09/05/12 (A)	5,900	5,900
Harris County, Health Facilities Development, Ser 2, RB
0.180%, 09/01/12 (A)	5,650	5,650
Port of Port Arthur, Navigation District, Motiva Enterprises Project, RB
0.180%, 09/01/12 (A)	2,175	2,175

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Port of Port Arthur, Navigation District, Ser A, RB
0.180%, 09/01/12 (A)	$7,100	$7,100
RBC Municipal Products Trust, Ser E-18, RB
0.170%, 09/06/12 (A)(B)	17,000	17,000
Red River, Education Financing Revenue, RB
0.180%, 09/05/12 (A)	9,400	9,400
Tom Green County, Health Facilities Development, Universal Health Services Project, RB
0.230%, 09/05/12 (A)(B)	1,000	1,000

		59,125

Utah — 3.2%
Lehi City, Electric Utility Revenue Authority, RB
0.210%, 09/06/12 (A)(B)	1,005	1,005
Murray, IHC Health Services Project, Ser C, RB
0.180%, 09/06/12 (A)	9,860	9,860
Wells Fargo Stage Trust, Ser 144C, RB, FHLMC
0.170%, 09/05/12 (A)	7,010	7,010

		17,875

Washington — 2.3%
Eclipse Funding Trust, RB
0.210%, 09/01/12 (A)(B)	2,000	2,000
Tacoma, Regional Water Supply System, Merlots, Ser B05, RB, NATL
0.170%, 09/05/12 (A)	11,060	11,060

		13,060

Wisconsin — 2.1%
Milwaukee, Redevelopment Authority, Montessori Society School Project, RB
0.210%, 09/01/12 (A)(B)	725	725
Wisconsin State, Health & Educational Facilities Authority, Cedar Crest Project, RB
0.170%, 09/06/12 (A)(B)	7,370	7,370
Wisconsin State, Health & Educational Facilities Authority, Meriter Hospital Project, Ser C, RB
0.210%, 09/01/12 (A)(B)	3,500	3,500

		11,595

Multi-State — 6.1%
BB&T Municipal Trust, Ser 1007, RB
0.260%, 09/06/12 (A)(B)	1,260	1,260

SEI Tax Exempt Trust / Annual Report / August 31, 2012	21

SCHEDULE OF INVESTMENTS

Tax Free Fund (Concluded)

August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)
BB&T Municipal Trust, Ser 1039, RB
0.260%, 09/06/12 (A)(B)	$16,730	$16,730
BB&T Municipal Trust, Ser 2008, RB
0.160%, 09/06/12 (A)(B)	9,995	9,995
BB&T Municipal Trust, Ser 2031, RB, AGM
0.150%, 09/06/12 (A)	700	700
BB&T Municipal Trust, Ser 5000, RB
0.260%, 09/06/12 (A)(B)	5,513	5,513

		34,198

Total Municipal Bonds (Cost $550,048) ($ Thousands)		550,048

Total Investments — 99.0% (Cost $550,048) ($ Thousands)		$550,048

Percentages are based on Net Assets of $555,705 ($ Thousands).

(A)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on August 31, 2012. The demand and interest rate reset feature gives this security a shorter effective maturity date.

(B)	Securities are held in connection with a letter of credit issued by a major bank.

ABAG — Association of Bay Area Governments

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

COP — Certificate of Participation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FSA — Financial Security Assistance

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

RB — Revenue Bond

Ser — Series

TA — Tax Allocation

TRAN — Tax and Revenue Anticipation Note

As of August 31, 2012, all of the Fund’s investments are Level 2.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

22	SEI Tax Exempt Trust / Annual Report / August 31, 2012

SCHEDULE OF INVESTMENTS

Institutional Tax Free Fund

August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 99.9%

Alabama — 1.1%
Columbia, Industrial Development Board, Ser B, RB
0.180%, 09/01/12 (A)	$5,000	$5,000
JPMorgan Chase Putters/Drivers Trust, Ser 3516, RB, AGM
0.200%, 09/06/12 (A)	5,000	5,000

		10,000

California — 6.6%
California State, Communities Development Authority, Ser 2680, RB
0.250%, 09/06/12 (A)(B)	11,100	11,100
JPMorgan Chase Putters/Drivers Trust, Ser 3584, RB
0.250%, 09/06/12 (A)	3,000	3,000
JPMorgan Chase Putters/Drivers Trust, Ser 3656Z, GO, NATL
0.270%, 09/06/12 (A)	3,500	3,500
Los Angeles County, RB, FHLMC
0.130%, 09/03/12 (A)	2,700	2,700
Menlo Park, Community Development Agency, TA, AMBAC
0.180%, 09/01/12 (A)(B)	5,400	5,400
Palomar Pomerado, Health & Educational Facilities Authority, Ser 2234, GO, NATL
0.220%, 09/06/12 (A)	16,565	16,565
San Diego County, Museum of Art Project, COP
0.180%, 09/06/12 (A)(B)	1,200	1,200
San Diego, Housing Authority, Ser C, RB, FNMA
0.160%, 09/03/12 (A)	11,915	11,915

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Sequoia, Union High School District, Ser 2160, GO, AGM
0.210%, 09/06/12 (A)	$6,965	$6,965

		62,345

Colorado — 3.4%
Colorado State, Educational & Cultural Facilities Authority, RB
0.130%, 09/06/12 (A)(B)	1,300	1,300
Colorado State, Educational & Cultural Facilities Authority, Ser 1557, RB, FGIC
0.270%, 09/06/12 (A)	27,630	27,630
Denver, Urban Renewal Authority, Stapleton Project, Ser A-2, TA
0.180%, 09/06/12 (A)(B)	3,490	3,490

		32,420

Connecticut — 0.2%
Connecticut State, Industrial Development Authority, Bradley Airport Hotel Project, RB
0.150%, 09/06/12 (A)(B)	1,925	1,925

Florida — 2.7%
BB&T Municipal Trust, Ser 2042, COP
0.170%, 09/07/12 (A)	12,000	12,000
Duval County, Housing Finance Authority, Glades Apartment Project, RB
0.180%, 09/06/12 (A)(B)	1,700	1,700
JPMorgan Chase Putters/Drivers Trust, Ser 3359, RB, NATL-RE FGIC
0.200%, 09/06/12 (A)	4,590	4,590
Miami-Dade County, Industrial Development Authority, American Public Media Group Project, RB
0.210%, 09/01/12 (A)(B)	3,800	3,800
Palm Beach County, Revenue Authority, Henry Morrison Flagler Project, RB
0.170%, 09/06/12 (A)(B)	2,975	2,975

		25,065

Georgia — 4.5%
Macon, Water Authority, Ser A, RB
0.170%, 09/06/12 (A)	1,625	1,625
Main Street Natural Gas, Ser A, RB
0.180%, 09/06/12 (A)	20,880	20,880
Paulding County, Hospital Authority, Ser B, RB
0.150%, 09/05/12 (A)(B)	6,875	6,875
Private Colleges & Universities Authority, Ser B-1, RB
0.160%, 09/06/12 (A)	12,800	12,800

		42,180

SEI Tax Exempt Trust / Annual Report / August 31, 2012	23

SCHEDULE OF INVESTMENTS

Institutional Tax Free Fund (Continued)

August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Idaho — 0.1%
Ammon, Urban Renewal Agency, Tax Increment, Ser A, TA
0.270%, 09/06/12 (A)(B)	$1,175	$1,175

Illinois — 8.6%
BB&T Municipal Trust, Ser 5001, RB
0.260%, 09/06/12 (A)(B)	13,555	13,555
Chicago, GO
0.200%, 09/01/12 (A)(B)	13,600	13,600
Chicago, Ser D, GO
0.180%, 09/01/12 (A)(B)	5,900	5,900
Illinois State, Development Finance Authority, North Shore Country Day Project, RB
0.170%, 09/05/12 (A)(B)	2,500	2,500
Illinois State, Development Finance Authority, Ser C, RB
0.170%, 09/03/12 (A)	26,835	26,835
JPMorgan Chase Putters/Drivers Trust, Ser 3721, RB
0.280%, 09/06/12 (A)	4,870	4,870
Schaumburg, Park District, Ser B, GO
2.000%, 12/15/12	1,260	1,265
Village of Peoria Heights, Christian School Project, RB
0.229%, 09/06/12 (A)(B)	1,990	1,990
Wells Fargo Stage Trust, Ser 5C, GO, AMBAC
0.170%, 09/06/12 (A)	10,790	10,790

		81,305

Indiana — 5.7%
Eclipse Funding Trust, RB, FSA
0.210%, 09/01/12 (A)(B)	6,085	6,085
Fort Wayne, Industrial Economic Development Authority, St. Francis University Project, RB
0.170%, 09/06/12 (A)(B)	1,600	1,600
Indiana State, Development Finance Authority, Lutheran Project, RB
0.170%, 09/06/12 (A)(B)	3,435	3,435
Indiana State, Development Finance Authority, RB
0.150%, 09/05/12 (A)	20,100	20,100
Indiana State, Finance Authority, RB
0.220%, 09/06/12 (A)(B)	4,250	4,250
Indiana State, Finance Authority, Ser C, RB
0.130%, 09/05/12 (A)(B)	7,590	7,590
Indiana State, Health & Educational Facilities, Finance Authority, Howard Regional Health Systems Project, Ser B, RB
0.230%, 09/01/12 (A)(B)	1,300	1,300

Description	Face Amount ($ Thousands)	Value ($ Thousands)
JPMorgan Chase Putters/Drivers Trust, Ser 3639Z, RB, AGM
0.200%, 09/06/12 (A)	$1,625	$1,625
St. Joseph County, Educational Facilities Revenue Authority, University of Notre Dame Project, RB
0.130%, 09/07/12 (A)	7,835	7,835

		53,820

Iowa — 1.1%
Iowa State, Higher Education Loan Authority, Private College Facilities, St. Ambrose Project, RB
0.200%, 09/01/12 (A)(B)	4,750	4,750
Iowa State, Higher Education Loan Authority, Private College Project, RB
0.200%, 09/01/12 (A)(B)	800	800
Iowa State, Higher Education Loan Authority, Private College, University Dubuque Project, RB
0.200%, 09/01/12 (A)(B)	400	400
Mason City, Industrial Development Authority, Supervalu Project, RB
0.150%, 09/05/12 (A)(B)	4,900	4,900

		10,850

Kansas — 0.2%
University of Kansas, Hospital Authority, Health Systems Project, RB
0.210%, 09/01/12 (A)(B)	1,910	1,910

Kentucky — 1.2%
Daviess County, Wendell Fosters Campus Project, RB
0.220%, 09/06/12 (A)(B)	2,240	2,240
JPMorgan Chase Putters/Drivers Trust, Ser 3615Z, RB
0.220%, 09/06/12 (A)	5,325	5,325
Louisville/Jefferson County, Metropolitan Government, Louisville Presbyterian Project, RB
0.219%, 09/06/12 (A)(B)	3,750	3,750

		11,315

Louisiana — 4.1%
Calcasieu Parish, Public Trust Authority, Delta Equine Center Project, RB
0.160%, 09/06/12 (A)(B)	900	900
Louisiana State, Municipal Gas Authority, Ser 1411Q, RB
0.300%, 09/01/12 (A)(B)	2,010	2,010
Louisiana State, Public Facilities Authority, RB
0.170%, 09/01/12 (A)	5,050	5,050

24	SEI Tax Exempt Trust / Annual Report / August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Louisiana State, Public Facilities Authority, Ser A, RB
0.180%, 09/05/12 (A)	$15,535	$15,535
Louisiana State, Public Facilities Authority, Ser B, RB
0.170%, 09/05/12 (A)	15,600	15,600

		39,095

Maine — 0.5%
Ellsworth, TRAN
1.500%, 12/12/12	4,599	4,610

Maryland — 0.5%
Maryland State, Stadium Authority, RB
0.160%, 09/22/12 (A)	5,000	5,000

Massachusetts — 1.6%
Massachusetts State, Development Finance Agency, Bancroft School Issue, RB
0.150%, 09/06/12 (A)(B)	5,475	5,475
Massachusetts State, Development Finance Agency, Marine Biological Lab Project, RB
0.170%, 09/06/12 (A)(B)	1,150	1,150
Massachusetts State, Development Finance Agency, Seven Hills Foundation Project, Ser A, RB
0.130%, 09/06/12 (A)(B)	1,425	1,425
Worcester, TRAN
1.250%, 11/08/12	7,297	7,301

		15,351

Michigan — 3.8%
L'Anse Creuse, Public Schools, School Building & Site Project, GO
0.200%, 09/01/12 (A)	12,100	12,100
Michigan State, Housing Development Authority, Parks of Taylor Apartment Project, Ser A, RB, FNMA
0.180%, 09/06/12 (A)	2,700	2,700
Michigan State, Strategic Fund, Kalamazoo Christian School Project, RB
0.219%, 09/06/12 (A)(B)	3,300	3,300
University of Michigan, Ser A, RB
0.140%, 09/06/12 (A)	6,200	6,200
University of Michigan, Ser B, RB
0.170%, 09/01/12 (A)	11,400	11,400

		35,700

Minnesota — 1.9%
Blaine, Industrial Development Authority, Supervalu Project, RB
0.150%, 09/05/12 (A)(B)	2,255	2,255

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Minnanoka, North Suburban Hospital District, Health Care Project, RB
0.190%, 09/05/12 (A)(B)	$675	$675
Minneapolis, Revenue Authority, Minnehaha Academy Project, RB
0.210%, 09/01/12 (A)(B)	5,859	5,859
Minneapolis, Revenue Authority, People Serving People Project, Ser A, RB
0.210%, 09/01/12 (A)(B)	795	795
Minnesota State, Higher Education Facilities Authority, Concordia University at St. Paul, Ser 6Q, RB
0.200%, 09/01/12 (A)(B)	5,000	5,000
Woodbury, Saint Ambrose Project, RB
0.320%, 09/05/12 (A)(B)	3,500	3,500

		18,084

Mississippi — 0.3%
Prentiss County, Industrial Development Authority, Eastern Heidelberg Project, Ser A, RB
0.550%, 09/01/12 (A)(B)	2,500	2,500

Missouri — 0.7%
Kansas City, Industrial Development Authority, RB
0.220%, 09/01/12 (A)	6,000	6,000
Missouri State, Health & Educational Facilities Authority, De Smet Jesuit High School Project, RB
0.210%, 09/01/12 (A)(B)	100	100
St. Louis County, Industrial Development Authority, Schnuck Markets Kirkwood Project, RB
0.200%, 09/06/12 (A)(B)	100	100

		6,200

Nebraska — 2.1%
Central Plains, Energy Project No. 2, RB
0.180%, 09/06/12 (A)	17,515	17,515
Norfolk, Industrial Development Revenue Authority, Supervalu Project, RB
0.150%, 09/05/12 (A)(B)	2,800	2,800

		20,315

New Hampshire — 1.9%
New Hampshire State, Business Finance Authority, Taylor Home Project, Ser A, RB
0.160%, 09/06/12 (A)(B)	10,200	10,200
New Hampshire State, Business Finance Authority, Taylor Home Project, Ser B, RB
0.160%, 09/06/12 (A)(B)	2,355	2,355

SEI Tax Exempt Trust / Annual Report / August 31, 2012	25

SCHEDULE OF INVESTMENTS

Institutional Tax Free Fund (Continued)

August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)
New Hampshire State, Health & Education Facilities Authority, RB
0.140%, 09/05/12 (A)(B)	$2,600	$2,600
New Hampshire State, Health & Education Facilities Authority, Ser B, RB
0.200%, 09/01/12 (A)	3,000	3,000

		18,155

New Jersey — 2.5%
Borough of Dumont, TRAN
1.200%, 06/27/13	2,500	2,505
Borough of Monmouth Beach, TRAN
1.250%, 10/04/12	2,733	2,733
Harmony Township, TRAN
1.250%, 05/02/13	3,540	3,543
Hudson County, Improvement Authority, RB
1.500%, 08/07/13	10,550	10,628
Township of Little Egg Harbor, TRAN
1.250%, 02/08/13	4,296	4,299

		23,708

New York — 8.9%
Albany, Industrial Development Agency, Research Foundation of the State University of New York Project, Ser A, RB
0.360%, 09/06/12 (A)	3,300	3,300
Forest City, New Rochelle Revenue Bond Certificate Trust, RB
0.270%, 09/06/12 (A)(B)	3,705	3,705
New York City, Industrial Development Agency, MSMC Realty Project, RB
0.150%, 09/05/12 (A)(B)	350	350
New York City, Municipal Water Finance Authority, Sub-Ser B-2, RB
0.160%, 09/06/12 (A)	1,200	1,200
New York City, Municipal Water Finance Authority, Sub-Ser, RB
0.200%, 09/01/12 (A)	35,000	35,000
New York City, Transitional Finance Authority, Future Tax Secured Revenue, RB
0.180%, 09/01/12 (A)	7,720	7,720
New York State, Dormitory Authority, Wagner College Project, RB
0.150%, 09/05/12 (A)(B)	8,285	8,285
Putnam County, Industrial Development Agency, Ser A, RB
0.160%, 09/06/12 (A)(B)	2,700	2,700
Schenectady, TRAN
1.200%, 05/17/13	22,102	22,132

		84,392

Description	Face Amount ($ Thousands)	Value ($ Thousands)

North Carolina — 5.4%
BB&T Municipal Trust, Ser 1021, RB
0.260%, 09/06/12 (A)(B)	$5,505	$5,505
BB&T Municipal Trust, Ser 1037, RB
0.330%, 09/06/12 (A)(B)	2,425	2,425
Buncombe County, Metropolitan Sewerage District, Ser B, RB
0.170%, 09/03/12 (A)	14,145	14,145
Guilford County, Ser B, GO
0.140%, 09/03/12 (A)	4,900	4,900
North Carolina State, Medical Care Commission, Moses Cone Health System Project, Ser B, RB
0.150%, 09/01/12 (A)	23,725	23,725
North Carolina State, Medical Care Commission, Sisters of Mercy Services Project, RB
0.160%, 09/06/12 (A)(B)	120	120

		50,820

Ohio — 2.1%
American Municipal Power, RB
1.250%, 10/25/12	6,369	6,371
East Liverpool, Hospital Revenue Authority, East Liverpool City Hospital Project, RB
0.160%, 09/06/12 (A)(B)	5,765	5,765
Hamilton County, Economic Development Authority, Cincinnati Symphony Orchestra Project, RB
0.220%, 09/06/12 (A)(B)	2,635	2,635
Montgomery County, Benjamin & Marian Project, Ser B, RB
0.219%, 09/06/12 (A)(B)	2,400	2,400
Ohio State University, Ser B, RB
0.160%, 09/05/12 (A)	100	100
Summit County, Port Authority, Barberton YMCA Project, RB
0.220%, 09/05/12 (A)(B)	2,280	2,280

		19,551

Oregon — 0.8%
Oregon State, GO
0.170%, 09/05/12 (A)	7,500	7,500

Pennsylvania — 7.0%
Allegheny County, Industrial Development Authority, Sacred Heart High School Project, RB
0.170%, 09/06/12 (A)(B)	900	900
BB&T Municipal Trust, Ser 2061, RB, FSA
0.180%, 09/06/12 (A)	7,255	7,255
Delaware County, Industrial Development Authority, Ser G, RB
0.160%, 09/05/12 (A)	5,300	5,300

26	SEI Tax Exempt Trust / Annual Report / August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Hazleton, Industrial Development Authority, MMI Preparatory School Project, RB
0.170%, 09/06/12 (A)(B)	$1,600	$1,600
New Castle Area, Hospital Authority, RB
0.170%, 09/06/12 (A)(B)	19,125	19,125
Northampton County, Higher Education Authority, Ser A, RB
0.160%, 09/06/12 (A)	4,075	4,075
Pennsylvania State, Economic Development Financing Authority, RB
0.190%, 09/01/12 (A)(B)	5,070	5,070
Pennsylvania State, Higher Educational Facilities Authority, Association of Independent Colleges Project, Ser I-5, RB
0.170%, 09/06/12 (A)(B)	3,200	3,200
RBC Municipal Products Trust, Ser C-15, RB
0.170%, 09/06/12 (A)(B)	4,000	4,000
RBC Municipal Products Trust, Ser E-16, RB
0.170%, 09/06/12 (A)(B)	9,800	9,800
RBC Municipal Products Trust, Ser E-31, RB
0.170%, 09/06/12 (A)(B)	4,000	4,000
West Cornwall Township, Municipal Authority, Senior Living Facility, Lebanon Valley, RB
0.150%, 09/06/12 (A)(B)	1,820	1,820

		66,145

Puerto Rico — 1.3%
BB&T Municipal Trust, Ser 2034, RB
0.190%, 09/04/12 (A)(B)	12,075	12,075

South Carolina — 0.8%
JPMorgan Chase Putters/Drivers Trust, Ser 4132, RB, AGM
0.220%, 09/07/12 (A)	3,685	3,685
Piedmont, Municipal Power Agency, Ser C, RB
0.150%, 09/06/12 (A)(B)	3,600	3,600

		7,285

South Dakota — 1.9%
South Dakota State, Housing Development Authority, Homeownership Meeting Project, Ser A, RB
0.140%, 09/06/12 (A)	13,800	13,800
Watertown, Industrial Development Revenue Authority, Supervalu Project, RB
0.150%, 09/05/12 (A)(B)	3,900	3,900

		17,700

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Tennessee — 2.1%
Municipal Energy Acquisition, Gas Revenue Putters, Ser 1579, RB
0.410%, 09/03/12 (A)(B)	$20,000	$20,000

Texas — 7.5%
City of Austin, Water & Wastewater System Revenue, RB
0.180%, 09/06/12 (A)(B)	19,920	19,920
City of Houston, Utility System Revenue, RB
0.160%, 09/03/12 (A)(B)	2,800	2,800
Eclipse Funding Trust, Solar Eclipse, El Paso, Ser 2006-0071, GO
0.170%, 09/06/12 (A)(B)	3,900	3,900
McKinney, Independent School District, Floaters, Ser 26TP, GO
0.170%, 09/06/12 (A)	9,935	9,935

Port of Port Arthur, Navigation District, Ser A, RB
0.180%, 09/01/12 (A)	4,050	4,050
Red River, Education Financing Revenue, RB
0.180%, 09/05/12 (A)	21,000	21,000
Texas State, Ser C, GO
0.130%, 09/05/12 (A)	7,500	7,500
Travis County, Housing Finance, Ser A, RB, FNMA
0.180%, 09/05/12 (A)	2,175	2,175

		71,280

Utah — 0.7%
Box Elder County, Nucor Project, RB
0.256%, 09/04/12 (A)	2,300	2,300
Lehi City, Electric Utility Revenue Authority, RB
0.210%, 09/06/12 (A)(B)	4,295	4,295
Murray, IHC Health Services Project, Ser C, RB
0.180%, 09/06/12 (A)	290	290

		6,885

Vermont — 0.4%
Vermont State, Educational & Health Buildings Financing Agency, Porter Nursing Home Project, Ser A, RB
0.160%, 09/06/12 (A)(B)	3,585	3,585

Virginia — 0.5%
Chesterfield County, Economic Development Authority, Meadowville Technology Park Project, Ser A, RB
0.190%, 09/06/12 (A)	985	985

SEI Tax Exempt Trust / Annual Report / August 31, 2012	27

SCHEDULE OF INVESTMENTS

Institutional Tax Free Fund (Concluded)

August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Russell County, Industrial Development Authority, Ser B, RB
0.170%, 09/05/12 (A)(B)	$3,445	$3,445

		4,430

Washington — 1.9%
Eclipse Funding Trust, RB
0.210%, 09/01/12 (A)(B)	10,440	10,440
Tacoma, Regional Water Supply System, Merlots, Ser B05, RB, NATL
0.170%, 09/05/12 (A)	7,690	7,690

		18,130

West Virginia — 1.0%
Cabell County, Building Commission, Pressley Ridge Schools Project, RB
0.229%, 09/06/12 (A)(B)	1,125	1,125
Charleston, Building Commission Parking Facilities Authority, Charleston Town Center Parking Project, Ser A, RB
0.290%, 09/06/12 (A)(B)	4,945	4,945
Parkersburg, Industrial Development Authority, B-H Association Project, RB
0.210%, 09/06/12 (A)(B)	3,500	3,500

		9,570

Wisconsin — 0.9%
Wisconsin State, Health & Educational Facilities Authority, Meriter Hospital Project, Ser C, RB
0.210%, 09/01/12 (A)(B)	1,200	1,200
Wisconsin State, Health & Educational Facilities Authority, Franciscan Sisters Project, Ser B, RB
0.150%, 09/06/12 (A)(B)	6,465	6,465
Wisconsin State, Public Power Authority, Putters, Ser 1232, RB, AMBAC
0.210%, 09/06/12 (A)	1,105	1,105

		8,770

Multi-State — 1.4%
BB&T Municipal Trust, Ser 1010, RB
0.210%, 09/06/12 (A)(B)	2,630	2,630
BB&T Municipal Trust, Ser 1039, RB
0.260%, 09/06/12 (A)(B)	5,085	5,085
BB&T Municipal Trust, Ser 2031, RB, AGM
0.150%, 09/06/12 (A)	1,000	1,000
BB&T Municipal Trust, Ser 2036, RB
0.170%, 09/06/12 (A)	700	700
BB&T Municipal Trust, Ser 2060, RB
0.160%, 09/07/12 (A)	4,000	4,000

		13,415

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Total Municipal Bonds (Cost $944,561) ($ Thousands)		$944,561

Total Investments — 99.9% (Cost $944,561) ($ Thousands)		$944,561

Percentages are based on Net Assets of $945,420 ($ Thousands).

(A)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on August 31, 2012. The demand and interest rate reset feature gives this security a shorter effective maturity date.
(B)	Securities are held in connection with a letter of credit issued by a major bank.

AGM	— Assured Guaranty Municipal

AMBAC	— American Municipal Bond Assurance Corporation

COP	— Certificate of Participation

FGIC	— Financial Guaranty Insurance Company

FHLMC	— Federal Home Loan Mortgage Corporation

FNMA	— Federal National Mortgage Association

FSA	— Financial Security Assistance

GO	— General Obligation

NATL	— National Public Finance Guarantee Corporation

RB	— Revenue Bond

RE	— Reinsurance provided by the aforementioned guarantor.

Ser	— Series

TA	— Tax Allocation

TRAN	— Tax and Revenue Anticipation Note

As of August 31, 2012, all of the Fund’s investments are Level 2.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

28	SEI Tax Exempt Trust / Annual Report / August 31, 2012

SCHEDULE OF INVESTMENTS

Intermediate-Term Municipal Fund

August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 98.8%

Alabama — 1.1%
Alabama State, 21st Century Authority, Ser A, RB
5.000%, 06/01/18	$105	$124
5.000%, 06/01/19	1,385	1,650
5.000%, 06/01/20	720	860
Alabama State, Public School & College Authority, Capital Improvement Project, Ser B, RB Callable 05/01/13 @ 103
5.000%, 05/01/14	5,000	5,303
Birmingham, Water Works Board, RB
5.000%, 01/01/21	1,000	1,195
Mobile, Industrial Development Board of Pollution, Barry Power Project, Ser B, RB
4.875%, 06/01/34 (A)	1,500	1,535

		10,667

Alaska — 1.6%
Alaska State, Energy & Power Authority, Bradley Lake Project, Ser 4, RB, AGM
6.000%, 07/01/14	2,920	3,148
Alaska State, Housing Finance Authority, Ser B, RB, NATL Callable 06/01/15 @ 100
5.000%, 12/01/20	5,000	5,394
Alaska State, Industrial Development & Export Authority, Ser A, RB Callable 04/01/20 @ 100
5.250%, 04/01/23	3,510	4,204
Valdez, Marine Terminal Revenue, BP Pipeline Project, RB
5.000%, 01/01/21	1,050	1,255

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Valdez, Marine Terminal Revenue, BP Pipeline Project, Ser B, RB
5.000%, 01/01/21	$1,705	$2,037

		16,038

Arizona — 3.8%
Arizona State, Agricultural Improvement & Power Authority, Salt River Project, Ser B, RB Pre-Refunded @ 100
5.000%, 01/01/25 (B)	4,000	4,061
Arizona State, Health Facilities Authority, Banner Health Project, Ser A, RB Callable 01/01/17 @ 100
5.000%, 01/01/18	4,500	5,144
Arizona State, School Facilities Board, Ser 2005, RB Callable 07/01/15 @ 100
5.000%, 07/01/16	1,670	1,876
Arizona State, Transportation Board, Maricopa County Region Area Road Project, RB
5.000%, 07/01/16	1,525	1,774
Maricopa County, Pollution Control Authority, Public Service, Ser B, RB
5.200%, 12/01/12 (A)	3,690	4,274
Phoenix, Civic Improvement, Junior Lien, Ser A, RB Callable 07/01/20 @ 100
5.000%, 07/01/26	3,500	3,990
Phoenix, Civic Improvement, Junior Lien, Ser Junior Lien, RB, NATL Callable 07/01/17 @ 100
5.000%, 07/01/20	2,000	2,311
Pima County, Industrial Development Authority, American Charter School Foundation Project, Ser A, RB
5.125%, 07/01/15	695	714
Pima County, Sewer System Authority, RB, AGM Callable 07/01/20 @ 100
5.000%, 07/01/23	2,000	2,423
Salt River Project, Agricultural Improvement & Power District, Ser A, RB Callable 12/01/21 @ 100
5.000%, 12/01/27	2,500	3,040
Salt River Project, Agricultural Improvement & Power District, Ser A, RB Callable 01/01/19 @ 100
5.000%, 01/01/25	2,295	2,688
Salt Verde Financial, RB
5.250%, 12/01/24	1,330	1,472
Tuscon, Water System Revenue, Ser A, RB
5.000%, 07/01/18	4,000	4,822

		38,589

SEI Tax Exempt Trust / Annual Report / August 31, 2012	29

SCHEDULE OF INVESTMENTS

Intermediate-Term Municipal Fund (Continued)

August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Arkansas — 0.4%
Arkansas State, University of Central Arkansas, Auxiliary Project, Ser C, RB, AMBAC
6.125%, 04/01/26	$1,535	$1,956
Arkansas State, University of Central Arkansas, Student Fee Project, Ser B, RB, AMBAC
6.125%, 04/01/26	1,535	1,956

		3,912

California — 12.3%
California State, Communities Development Authority, Kaiser Permanente Project, Ser A, RB
5.000%, 04/01/19	3,410	4,035
California State, Communities Development Authority, RB Callable 12/01/17 @ 100
5.250%, 12/01/27	1,625	1,690
California State, Department of Water Resources, Ser L, RB
5.000%, 05/01/19	4,000	4,923
California State, Economic Recovery, Ser A, GO Callable 07/01/19 @ 100
5.250%, 07/01/21	1,745	2,144
5.000%, 07/01/20	5,000	6,109
California State, GO Callable 02/01/22 @ 100
5.000%, 02/01/31	580	657
California State, GO Callable 10/01/19 @ 100
5.250%, 10/01/21	4,130	4,953
California State, GO Callable 04/01/19 @ 100
5.500%, 04/01/21	5,000	6,086
California State, GO Callable 04/01/13 @ 100
6.250%, 10/01/19	480	496
California State, GO
5.000%, 03/01/17	2,675	3,124
5.000%, 10/01/18	3,000	3,605
5.000%, 02/01/20	2,000	2,411
California State, GO Callable 09/01/21 @ 100
5.250%, 09/01/28	1,750	2,067
California State, Health Facilities Financing Authority, Sutter Health Services Project, Ser B, RB Callable 08/15/20 @ 100
5.250%, 08/15/23	1,535	1,835

Description	Face Amount ($ Thousands)	Value ($ Thousands)
California State, Public Works Board, Judicial Council Projects, Ser D, RB Callable 12/01/21 @ 100
5.250%, 12/01/25	$4,185	$4,730
California State, University Revenue, Ser A, RB Callable 11/01/21 @ 100
5.000%, 11/01/22	5,000	6,132
Golden State, Tobacco Securitization Project, Capital Appreciation Project, Ser A, RB, AMBAC Callable 06/01/18 @ 100
4.600%, 06/01/23	3,500	3,719
Golden State, Tobacco Securitization Project, Ser A, RB, AMBAC Callable 09/21/12 @ 100
5.000%, 06/01/20	1,000	1,002
Golden State, Tobacco Securitization Project, Ser A-1, RB Pre-Refunded @ 100
6.750%, 06/01/13 (B)	1,500	1,572
Imperial, Irrigation & Electric District, RB Callable 11/01/18 @ 100
5.250%, 11/01/19	1,000	1,198
5.250%, 11/01/20	1,000	1,183
Lammersville, School District No. 2002, Mountain House Project, SAB Callable 09/01/16 @ 100
5.125%, 09/01/35	1,000	976
Los Angeles County, Disney Concert Hall Parking, COP
5.000%, 09/01/21	375	443
5.000%, 03/01/22	625	740
5.000%, 09/01/22	570	677
Los Angeles County, Metropolitan Transportation Authority, RB
5.000%, 07/01/17	3,000	3,593
Los Angeles, Department of Water & Power, Ser A, RB
5.000%, 07/01/21	1,650	2,068
Los Angeles, Harbor Department, Ser A, AMT, RB
5.000%, 08/01/21	1,180	1,436
Los Angeles, Unified School District, Election 1997 Project, Ser F, GO, FGIC Pre-Refunded @ 100
5.000%, 07/01/21 (B)	1,875	1,948
Los Angeles, Wastewater Authority, Sub-Ser A, RB Callable 06/01/20 @ 100
5.000%, 06/01/22	2,025	2,450
Los Angeles, Wastewater System Revenue, Sub-Ser A, RB
5.000%, 06/01/18	2,740	3,326
Northern California Power Agency, RB Callable 07/01/22 @ 100
5.000%, 07/01/28	1,845	2,179

30	SEI Tax Exempt Trust / Annual Report / August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Roseville Westpark, Community Facilities District No. 1, SAB Callable 03/01/13 @ 103
5.200%, 09/01/26	$1,000	$1,023
Sacramento County, Airport Systems Project, Sub-Ser D, RB Callable 07/01/18 @ 100
5.500%, 07/01/28	1,345	1,539
San Diego County, Water Authority, Ser B, RB Callable 05/01/21 @ 100
5.000%, 05/01/28	2,500	2,954
San Diego, Public Facilities Financing Authority Water Revenue, Sub-Ser A, RB
5.000%, 08/01/18	1,750	2,140
San Diego, Public Facilities Financing Authority, Ser A, RB Callable 05/15/19 @ 100
5.000%, 05/15/25	5,000	5,856
San Francisco City & County, Airports Commission, AMT, RB
5.250%, 05/01/18	3,500	4,119
San Francisco City & County, Public Utilities Commission, Ser B, RB Callable 11/01/19 @ 100
5.000%, 11/01/26	2,500	2,921
San Francisco City & County, Public Utilities Commission, Sub-Ser D, RB Callable 11/01/21 @ 100
5.000%, 11/01/27	3,685	4,404
Sonoma-Marin, Area Rail Transit District, Ser A, RB
5.000%, 03/01/19	1,000	1,204
Southern California, Public Power Authority, Canyon Power Project, Ser A, RB Callable 01/01/20 @ 100
5.000%, 07/01/22	3,050	3,665
Tuolumne, Wind Project Authority, Tuolumne Project, Ser A, RB Callable 01/01/19 @ 100
5.250%, 01/01/23	2,245	2,602
University of California, Ser Q, RB Callable 05/15/17 @ 101
5.250%, 05/15/23	4,000	4,649
Upland, San Antonio Community Hospital Project, COP Callable 01/01/21 @ 100
6.000%, 01/01/26	3,265	3,868

		124,451

Colorado — 0.6%
Colorado State, Health Facilities Authority, Boulder Community Hospital Project, RB
5.000%, 10/01/16	3,000	3,370

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Colorado State, Housing & Finance Authority, Single- Family Housing Program, Sub- Ser C, RB
4.875%, 08/01/13	$25	$25
Denver City & County, Airport Revenue Authority, Ser A, AMT, RB
5.500%, 11/15/19	2,500	3,061

		6,456

Connecticut — 0.8%
Connecticut State, Health & Educational Facility Authority, Yale University Project, Ser A-1, RB Callable 07/01/18 @ 100
5.000%, 07/01/25	3,500	4,221
Connecticut State, Transportation Infrastructure Authority, Second Lien, Ser 1, SAB
5.000%, 02/01/16	3,000	3,441
Connecticut State, Transportation Infrastructure Authority, Ser B, SAB
6.125%, 09/01/12	390	390

		8,052

Delaware — 0.5%
Delaware State, Transportation Authority, RB
5.000%, 07/01/18	2,500	3,045
Delaware State, Transportation Authority, Ser A, RB
5.000%, 07/01/17	2,000	2,388

		5,433

Florida — 8.6%
Broward County, Airport System Revenue, Ser L, RB, AMBAC Pre-Refunded @ 100
5.000%, 10/01/14 (B)	1,420	1,555
Broward County, Airport System Revenue, Ser L, RB, AMBAC Callable 10/01/14 @ 100
5.000%, 10/01/16	2,080	2,240
Broward County, Port Facilities Revenue, Ser B, AMT, RB
5.000%, 09/01/21	2,500	2,783
Broward County, School Board, Ser B, COP, AGM
5.250%, 07/01/16	5,000	5,703
Citizens Property Insurance, Coastal Account, Ser Senior A- 1, RB
5.000%, 06/01/19	2,000	2,301
Citizens Property Insurance, Secured High Risk Account, Ser A, RB, NATL
5.000%, 03/01/14	2,500	2,653

SEI Tax Exempt Trust / Annual Report / August 31, 2012	31

SCHEDULE OF INVESTMENTS

Intermediate-Term Municipal Fund (Continued)

August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Citizens Property Insurance, Secured High Risk Account, Ser A-1, RB
6.000%, 06/01/16	$5,000	$5,789
5.500%, 06/01/17	2,000	2,317
5.250%, 06/01/17	2,815	3,229
5.000%, 06/01/21	5,000	5,767
Clearwater, Water & Sewer Authority, Ser B, RB
5.000%, 12/01/15	2,580	2,895
Florida State, Board of Education, Ser D, GO Callable 06/01/21 @ 100
5.000%, 06/01/24	3,550	4,345
Florida State, Department of Transportation, Ser A, GO
5.000%, 07/01/20	1,500	1,867
Florida State, Higher Educational Facilities Financial Authority, University of Tampa Project Ser A, RB
5.000%, 04/01/17	1,250	1,422
Florida State, Hurricane Catastrophe Fund, Ser A, RB
5.000%, 07/01/16	2,250	2,570
Florida State, Municipal Power Agency, All Requirements Power Project, Ser A, RB Callable 10/01/18 @ 100
5.250%, 10/01/21	5,500	6,401
Florida State, Municipal Power Agency, All Requirements Power Project, Ser A, RB Callable 10/01/19 @ 100
5.250%, 10/01/21	3,475	4,081
Gulf Breeze, Miami Beach Local Government Project, Ser E, RB, FGIC
5.000%, 12/01/20	1,465	1,535
Hillsborough County, SAB, NATL- RE FGIC
5.000%, 03/01/16	3,375	3,681
Hillsborough County, School Board, COP, NATL
5.000%, 07/01/16	1,290	1,450
Jacksonville, Aviation Authority, AMT, RB, AMBAC
5.000%, 10/01/15	2,910	3,158
Lakeland, Ser B, RB, AGM
5.000%, 10/01/18	2,500	2,922
Miami-Dade County, Educational Facilities Authority, University of Miami Project, Ser A, RB, AMBAC Pre-Refunded @ 100
5.000%, 04/01/14 (B)	2,500	2,681
Miami-Dade County, Educational Facilities Authority, University of Miami Project, Ser B, RB, AMBAC
5.000%, 04/01/17	2,000	2,309
Miami-Dade County, Water & Sewer Authority, Ser B, RB, AGM
5.250%, 10/01/19	3,000	3,695

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Orlando, Aviation Authority, Ser A, AMT, RB, AGM
5.000%, 10/01/15	$3,500	$3,935
Orlando, Utilities Commission, Ser C, RB
5.000%, 10/01/14	2,100	2,295
Tampa, Solid Waste Systems Authority, AMT, RB, AGM
5.000%, 10/01/15	1,500	1,679

		87,258

Georgia — 2.9%
Atlanta, Water & Wastewater Revenue Authority, Ser A, RB Callable 11/01/19 @ 100
6.000%, 11/01/21	5,000	6,331
6.000%, 11/01/25	1,950	2,436
Georgia State, Private Colleges & Universities Authority, Emory University Project, Ser A, RB
5.000%, 09/01/16	2,500	2,920

Georgia State, Private Colleges & Universities Authority, Ser A, RB Callable 10/01/21 @ 100
5.250%, 10/01/27	880	987
Georgia State, Ser A, GO
5.000%, 07/01/22	3,130	4,044
Georgia State, Ser A, GO Callable 07/01/22 @ 100
5.000%, 07/01/26	3,250	4,086
Gwinnett County, Development Authority, Public Schools Project, COP, NATL Pre-Refunded @ 100
5.250%, 01/01/14 (B)	2,000	2,130
Gwinnett County, School District, GO Pre-Refunded @ 100
5.000%, 02/01/18 (B)	3,080	3,744
Marietta, Development Authority, Life University Project, RB Callable 06/15/18 @ 100
6.250%, 06/15/20	1,055	1,106
Richmond County, Board of Education, GO
5.000%, 10/01/17	1,600	1,933

		29,717

Guam — 0.1%
Territory of Guam, Section 30, Ser A, RB Callable 12/01/19 @ 100
5.375%, 12/01/24	750	829

Hawaii — 0.4%
Honolulu City & County, Board of Water Supply, Ser B, AMT, RB, NATL
5.000%, 07/01/15	1,000	1,109

32	SEI Tax Exempt Trust / Annual Report / August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Honolulu City & County, Wastewater Authority, Second Bond Resolution, Ser A, RB Callable 07/01/19 @ 100
5.000%, 07/01/21	$2,500	$2,979

		4,088

Idaho — 0.3%
Boise State University, Ser A, RB
4.000%, 04/01/21	575	659
4.000%, 04/01/22	485	558
Idaho State, Building Authority, Ser F, RB
5.000%, 09/01/23	1,000	1,230
Idaho State, Building Authority, Ser G, RB
5.000%, 09/01/23	60	74

Idaho State, Housing & Finance Association, Single-Family Mortgage Project, Ser C, AMT, RB Callable 10/09/12 @ 100
5.600%, 01/01/21	75	75

		2,596

Illinois — 4.0%
Chicago, Airport Authority, O’Hare International Airport Project, Third Lien, Ser B, RB
5.000%, 01/01/17	2,500	2,895
Chicago, Metropolitan Water Reclamation District, Ser B, GO Callable 12/01/21 @ 100
5.000%, 12/01/31	2,500	2,920
Chicago, Ser A, GO, AGM Callable 01/01/15 @ 100
5.000%, 01/01/17	2,500	2,748
Illinois State, Finance Authority, Palos Hospital Project, Ser C, RB
5.000%, 05/15/16	2,000	2,223
Illinois State, Finance Authority, Ser A, RB Callable 10/01/21 @ 100
5.000%, 10/01/30	1,000	1,188
Illinois State, GO Callable 08/01/22 @ 100
5.000%, 08/01/24	1,150	1,294
Illinois State, Railsplitter Tobacco Settlement Authority, RB Callable 06/01/16 @ 100
6.250%, 06/01/24	3,500	3,902
Illinois State, Railsplitter Tobacco Settlement Authority, RB
5.250%, 06/01/20	2,695	3,151
5.000%, 06/01/15	2,975	3,278
Illinois State, Railsplitter Tobacco Settlement Authority, RB Callable 06/01/21 @ 100
5.500%, 06/01/23	2,600	3,037

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Illinois State, Regional Transportation Authority, Ser A, RB, NATL-RE FGIC
5.500%, 07/01/23	$2,095	$2,631
Illinois State, Regional Transportation Authority, Ser B, RB, NATL
5.500%, 06/01/20	2,710	3,339
Illinois State, Ser B, RB Callable 06/15/15 @ 100
5.000%, 06/15/19	3,250	3,594
Illinois State, Toll Highway Authority, Ser A-1, RB Callable 01/01/20 @ 100
5.000%, 01/01/25	2,250	2,582

Northern Illinois University, RB, AGM
5.000%, 04/01/17	1,285	1,438

		40,220

Indiana — 1.3%
Indiana State, Finance Authority, Revolving Funding Program, Ser A, RB
5.000%, 02/01/16	3,000	3,449
Indiana State, Educational Facilities Finance Authority, Ser S, RB Callable 02/01/22 @ 100
5.000%, 02/01/29	1,000	1,092
Indiana University, Student Fee Project, Ser S, RB Callable 08/01/18 @ 100
5.000%, 08/01/19	2,000	2,426
Indianapolis, Airport Authority, Industrial Public Improvement Project, Ser F, AMT, RB, AMBAC
5.000%, 01/01/15	2,000	2,160
Indianapolis, Gas Utility Authority, Second Lien, Ser A, RB, AGM Callable 08/15/20 @ 100
5.000%, 08/15/23	3,315	3,844
Whiting, Environmental Facilities Revenue, BP Products North America Project, RB
5.000%, 01/01/16	525	590

		13,561

Iowa — 0.4%
Iowa State, Finance Authority, Pollution Control Facilities, Interstate Power Project, RB, FGIC
5.000%, 07/01/14	2,250	2,397
Iowa State, Finance Authority, RB Callable 08/01/21 @ 100
5.000%, 08/01/24	1,500	1,856

		4,253

SEI Tax Exempt Trust / Annual Report / August 31, 2012	33

SCHEDULE OF INVESTMENTS

Intermediate-Term Municipal Fund (Continued)

August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Kansas — 0.7%
Kansas State, Development Finance Authority, RB Callable 05/15/22 @ 100
5.000%, 11/15/29	$4,000	$4,596
Wyandotte County, Kansas City Unified Government, Sub-Ser B, RB
6.070%, 06/01/21 (C)	3,315	2,313

		6,909

Louisiana — 0.6%
Louisiana State, Citizens Property Insurance, Ser C-2, RB, AGM Callable 06/01/18 @ 100
6.750%, 06/01/26	3,600	4,346
New Orleans, Aviation Board, Ser B-2, AMT, RB, AGM
5.000%, 01/01/13	1,735	1,759

		6,105

Maryland — 2.5%
Maryland State, Department of Transportation, Port Administration Facilities Project, AMT, COP, AMBAC
5.250%, 06/15/14	1,335	1,430
Maryland State, Economic Development Authority, Marine Terminals Project, RB Callable 09/01/20 @ 100
5.750%, 09/01/25	1,990	2,161
Maryland State, Economic Development Authority, Potomac Project, RB Callable 03/01/19 @ 100
6.200%, 09/01/22	1,335	1,641
Maryland State, Economic Development Authority, Transportation Facilities Project, Ser A, RB Callable 06/01/20 @ 100
5.375%, 06/01/25	2,820	3,085
Maryland State, GO
5.000%, 03/01/18	3,500	4,271
Maryland State, Health & Higher Educational Facilities Authority, RB Callable 07/01/22 @ 100
5.000%, 07/01/30	1,165	1,384
Maryland State, Transportation Authority, RAN
5.250%, 03/01/17	4,250	5,117
Montgomery County, Ser A, GO Callable 07/01/19 @ 100
5.000%, 07/01/21	5,000	6,148

		25,237

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Massachusetts — 3.5%
Massachusetts Bay, Transportation Authority, Ser B, RB
5.250%, 07/01/21	$2,750	$3,518
Massachusetts State, College Building Authority, Ser B, RB Callable 05/01/22 @ 100
5.000%, 05/01/29	1,000	1,208
Massachusetts State, Development Finance Agency, Partners Health Care Project, Ser L, RB Callable 07/01/21 @ 100
5.000%, 07/01/26	2,000	2,367
Massachusetts State, Development Finance Agency, Tufts Medical Center Project, Ser I, RB
5.125%, 01/01/20	2,765	3,174
Massachusetts State, Federal Highway Project, Ser A, GAN, AGM
5.000%, 12/15/14	5,000	5,524
Massachusetts State, Health & Educational Facilities Authority, Lahey Clinic Medical Center Project, Ser C, RB, NATL-RE FGIC
5.000%, 08/15/14	2,395	2,572
Massachusetts State, Health & Educational Facilities Authority, Massachusetts Institute of Technology Project, Ser M, RB
5.250%, 07/01/29	1,500	2,101
Massachusetts State, Port Authority, Ser B, RB Callable 07/01/22 @ 100
5.000%, 07/01/26	1,500	1,829
Massachusetts State, Ser C, GO, AGM
5.500%, 12/01/17	3,000	3,703
Massachusetts State, Water Pollution Abatement Authority, Ser 1, RB
5.000%, 08/01/15	2,770	3,134
5.000%, 08/01/16	2,250	2,637
Massachusetts State, Water Resources Authority, Ser B, RB
5.000%, 08/01/15	2,895	3,269

		35,036

Michigan — 2.9%
Detroit, Sewer Disposal Revenue Authority, Senior Lien, Ser C-1, RB Callable 07/01/19 @ 100
6.500%, 07/01/24	4,000	4,838

34	SEI Tax Exempt Trust / Annual Report / August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Detroit, Water & Sewerage Department, Ser Senior A, RB Callable 07/01/22 @ 100
5.250%, 07/01/26	$1,500	$1,652
Detroit, Water Supply System Revenue, Ser A, RB Callable 07/01/21 @ 100
5.250%, 07/01/27	1,385	1,496
Kent County, Hospital Finance Authority, Spectrum Health System Project, Ser A, RB
5.000%, 11/15/17	1,200	1,387
Michigan State, Finance Authority, RB Callable 07/01/18 @ 100
5.000%, 07/01/21	7,000	8,343
Michigan State, Finance Authority, School District Project, RB
5.000%, 06/01/17	1,000	1,116
Michigan State, Ser A, GO
5.000%, 11/01/19	2,000	2,410
Michigan State, Strategic Fund, Dow Chemical Project, Ser B-2, RB
6.250%, 06/01/14	3,000	3,275
Wayne County, Airport Authority, Detroit Metropolitan Airport Project, Ser Junior Lien, AMT, RB, NATL-RE FGIC Callable 12/01/17 @ 100
5.000%, 12/01/22	1,500	1,600
Wayne County, Airport Authority, Ser A, AMT, RB
5.000%, 12/01/16	2,500	2,772

		28,889

Minnesota — 2.7%
Minneapolis, Health Care Authority, Fairview Health Services Project, Ser A, RB Callable 11/15/18 @ 100
6.375%, 11/15/23	3,250	3,912
Minnesota State, Municipal Power Agency, RB Callable 10/01/15 @ 100
5.250%, 10/01/21	1,000	1,094
Minnesota State, Ser A, GO
5.000%, 08/01/20	2,000	2,525
Minnesota State, Tobacco Securitization Authority, Ser B, RB Callable 03/01/22 @ 100
5.250%, 03/01/31	1,085	1,220
Minnesota State, Tobacco Securitization Authority, Ser B, RB
5.000%, 03/01/21	1,495	1,749
5.000%, 03/01/22	4,275	5,042
Rochester, Mayo Clinic Project, Ser A, RB
4.000%, 11/15/12 (A)	1,575	1,812

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Rochester, Mayo Clinic Project, Ser C, RB
4.500%, 10/01/12 (A)	$1,535	$1,842
St. Louis Park, Health Care Authority, Nicollet Health Services Project, Ser C, RB
5.500%, 07/01/17	4,240	4,944
University of Minnesota, Ser A, RB, GO
5.000%, 12/01/17	2,520	3,047

		27,187

Missouri — 0.9%
Missouri State, Highway & Transportation Commission, Second Lien, RB Callable 05/01/17 @ 100
5.250%, 05/01/19	2,200	2,643
5.250%, 05/01/23	1,290	1,523
Missouri State, Joint Municipal Electric Utility Commission, Iatan 2 Project, Ser A, RB, AMBAC
5.000%, 01/01/15	2,000	2,178
St. Louis, Airport Authority, Lambert International Airport Project, Ser A-1, RB Callable 07/01/19 @ 100
6.125%, 07/01/24	2,515	2,912

		9,256

Nebraska — 0.7%
Nebraska State, Public Power District, Ser A, RB Callable 01/01/22 @ 100
5.000%, 01/01/29	2,000	2,350
Omaha, Public Power District, Ser B, RB Callable 02/01/21 @ 100
5.000%, 02/01/27	4,015	4,815

		7,165

Nevada — 0.5%
Clark County, Airport Authority, Sub Lien, Ser C, RB, AGM Callable 07/01/19 @ 100
5.000%, 07/01/23	2,800	3,211
Henderson, Local Improvement Districts, Ser T-18, SAB Callable 03/01/13 @ 102
5.300%, 09/01/35	1,980	1,267

		4,478

New Jersey — 3.2%
New Jersey State, Economic Development Authority, MSU Student Housing Project, RB Callable 06/01/20 @ 100
5.375%, 06/01/25	1,450	1,630

SEI Tax Exempt Trust / Annual Report / August 31, 2012	35

SCHEDULE OF INVESTMENTS

Intermediate-Term Municipal Fund (Continued)

August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)
New Jersey State, Economic Development Authority, RB
5.000%, 06/15/20	$3,755	$4,328
New Jersey State, Economic Development Authority, School Facilities Construction Project, Ser I, RB
5.500%, 09/01/15	3,110	3,526
New Jersey State, Economic Development Authority, Ser EE, RB
5.000%, 09/01/18	3,500	4,190
New Jersey State, Economic Development Authority, Continental Airlines Project, AMT, RB
4.875%, 09/15/19	1,085	1,103
New Jersey State, Equipment Lease & Purchase Project, Ser A, COP
5.000%, 06/15/14	2,500	2,671
New Jersey State, Ser N, GO, NATL-RE FGIC
5.500%, 07/15/18	5,000	6,203
New Jersey State, Tobacco Settlement Financing, Ser 1-A, RB Callable 06/01/17 @ 100	3,815	3,147
5.000%, 06/01/41
New Jersey State, Transportation Trust Fund Authority, Ser B, RB Callable 06/15/21 @ 100
5.500%, 06/15/31	4,770	5,676

		32,474

New Mexico — 0.7%
Jicarilla, Apache Nation Reservation, Ser A, RB
5.000%, 09/01/13	2,025	2,091
New Mexico State, Severance Tax, Ser A, RB
5.000%, 07/01/15	4,270	4,806

		6,897

New York — 10.1%
Brooklyn, Local Development Authority, Barclays Center Project, RB Callable 01/15/20 @ 100
6.500%, 07/15/30	3,500	4,191
Metropolitan New York, Transportation Authority, Ser C, RB Callable 11/15/18 @ 100
6.500%, 11/15/28	2,860	3,665
Metropolitan New York, Transportation Authority, Ser D, RB
5.000%, 11/15/16	2,000	2,329

Description	Face Amount ($ Thousands)	Value ($ Thousands)
New York & New Jersey, Port Authority, JFK International Air Terminal Project, Ser 8, RB Callable 12/01/15 @ 100
6.500%, 12/01/28	$3,500	$3,826
New York & New Jersey, Port Authority, Ser 131st, AMT, RB Callable 06/15/13 @ 101
5.000%, 12/15/13	1,550	1,619
New York & New Jersey, Port Authority, Ser 146, AMT, RB, AGM Callable 12/01/16 @ 100
5.000%, 12/01/17	5,000	5,751
New York City, Educational Construction Fund, Ser A, RB Callable 04/01/21 @ 100
6.500%, 04/01/22	2,325	2,991
New York City, Health & Hospital Authority, Ser A, RB
5.000%, 02/15/19	2,750	3,246
New York City, Industrial Development Agency, Ser A, AMT, RB
5.000%, 07/01/22	315	337
New York City, Industrial Development Agency, Terminal One Group Association Project, AMT, RB
5.500%, 01/01/14	2,000	2,092
New York City, Municipal Water Finance Authority, Ser B, RB, AGM Callable 06/15/14 @ 100
5.000%, 06/15/15	3,000	3,252
New York City, Municipal Water Finance Authority, Ser B, RB, AMBAC Callable 12/15/14 @ 100
5.000%, 06/15/21	785	866
New York City, Municipal Water Finance Authority, Ser B, RB, AMBAC Pre-Refunded @ 100
5.000%, 12/15/14 (B)	600	664
New York City, Ser B, GO
5.000%, 08/01/17	2,000	2,385
New York City, Ser E, GO Callable 08/01/19 @ 100
5.000%, 08/01/21	3,125	3,765
5.000%, 08/01/22	2,000	2,399
New York City, Ser F, GO Callable 02/01/22 @ 100
5.000%, 08/01/28	2,500	2,977
New York City, Ser K, GO Callable 08/01/15 @ 100
5.000%, 08/01/21	5,000	5,582
New York City, Sub-Ser E5, GO Callable 09/06/12 @ 100
0.110%, 09/01/12 (A)(D)	1,200	1,200

36	SEI Tax Exempt Trust / Annual Report / August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)
New York City, Sub-Ser E5, GO Callable 10/01/12 @ 100
0.110%, 09/01/12 (A)(D)	$2,000	$2,000
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Ser B, RB Callable 05/01/17 @ 100
5.000%, 11/01/18	2,815	3,320
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Sub-Ser A- 1, RB
5.000%, 11/01/20	1,250	1,561
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Sub-Ser B, RB Callable 02/01/21 @ 100
5.000%, 02/01/23	2,500	3,056
5.000%, 02/01/24	2,250	2,725
New York City, Trust for Cultural Resources, Whitney Museum Project, RB Callable 01/01/21 @ 100
5.000%, 07/01/21	1,320	1,569
New York State, Dormitory Authority, Orange Regional Medical Center Project, RB Callable 12/01/18 @ 100
6.500%, 12/01/21	2,500	2,876
New York State, Dormitory Authority, State University Project, RB Callable 05/15/22 @ 100
5.000%, 05/15/23	970	1,194
New York State, Dormitory Authority, Ser 1, RB Callable 01/01/22 @ 100
5.000%, 07/01/23	610	744
New York State, Dormitory Authority, Ser 1, RB
5.000%, 07/01/21	250	306
New York State, Dormitory Authority, Ser A, RB Callable 05/01/21 @ 100
5.000%, 05/01/23	2,135	2,495
New York State, Dormitory Authority, Ser A, RB
5.000%, 07/01/18	2,530	3,023
New York State, Dormitory Authority, Ser B, RB, XLCA
5.250%, 01/01/13 (A)	2,000	2,079
New York State, Environmental Facilities Authority, Ser B, RB Callable 06/15/18 @ 100
5.000%, 06/15/21	1,580	1,901
New York State, Local Government Assistance, Sub- Ser 2003A, RB
5.000%, 04/01/17	2,000	2,376
5.000%, 04/01/18	5,000	6,084
New York State, Tobacco Settlement Authority, RB Callable 06/01/13 @ 100
5.500%, 06/01/20	1,615	1,675

Description	Face Amount ($ Thousands)	Value ($ Thousands)
New York State, Urban Development Authority, Personal Income Tax, Ser A-1, RB
5.000%, 12/15/16	$2,000	$2,359
Triborough, Bridge & Tunnel Authority, Ser A, RB Callable 01/01/22 @ 100
5.000%, 01/01/23	2,500	3,080
Triborough, Bridge & Tunnel Authority, Sub-Ser B-3, RB Callable 11/15/15 @ 100
5.000%, 11/15/38 (A)	2,250	2,518
Troy, Capital Resource, Rensselaer Polytechnic Project, Ser B, RB
5.000%, 09/01/19	1,500	1,792

		101,870

North Carolina — 1.2%
Guilford County, Ser A, GO
4.000%, 03/01/15	2,990	3,255
North Carolina State, Medical Care Commission, First Mortgage-Presbyterian Homes Project, RB Callable 10/01/16 @ 100
5.500%, 10/01/31	2,360	2,405
North Carolina State, Ser C, GO
5.000%, 05/01/22	2,050	2,648
North Carolina State, Ser C, RB Callable 05/01/21 @ 100
5.000%, 05/01/30	1,335	1,587
University of North Carolina at Chapel Hill, RB Callable 12/01/17 @ 100
5.000%, 12/01/31	1,650	1,891

		11,786

Ohio — 3.0%
Cleveland, Airport System Revenue, Ser A, RB Callable 01/01/22 @ 100
5.000%, 01/01/28	780	863
Hancock County, Blanchard Valley Regional Health Center Project, RB
5.250%, 12/01/20	2,000	2,242
Kent State University, Ser B, RB, AGM Callable 05/01/19 @ 100
5.000%, 05/01/21	2,500	2,939
Lakewood, Hospital Improvement Authority, Lakewood Hospital Association Project, RB
5.500%, 02/15/13	2,500	2,547
Montgomery County, Miami Valley Hospital Project, Ser A, RB Callable 11/15/20 @ 100
5.750%, 11/15/22	2,500	3,039

SEI Tax Exempt Trust / Annual Report / August 31, 2012	37

SCHEDULE OF INVESTMENTS

Intermediate-Term Municipal Fund (Continued)

August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Ohio State, Air Quality Development Authority, First Energy Generation Project, Ser A, RB
5.700%, 08/01/20	$2,805	$3,257
Ohio State, Air Quality Development Authority, Pollution Control First Energy Project, Ser A, RB
5.700%, 02/01/14	1,665	1,750
Ohio State, Air Quality Development Authority, Pollution Control First Energy Project, Ser C, RB
5.625%, 06/01/18	1,580	1,817
Ohio State, Conservation Projects, Ser A, GO
5.000%, 09/01/15	1,985	2,249
Ohio State, Higher Educational Facilities Commission, Case Western Reserve University Project, RB
6.250%, 10/01/18	1,000	1,262
Ohio State, Higher Educational Facilities Commission, Cleveland Clinic Health Project, Ser A, RB Callable 01/01/18 @ 100
5.250%, 01/01/19	3,710	4,385
Ohio State, Water Development Authority, Ser A, RB Callable 12/01/19 @ 100
5.000%, 12/01/22	3,595	4,367

		30,717

Oklahoma — 0.8%
Tulsa County, Industrial Authority, Ser A, RB
5.000%, 05/15/15	7,500	8,343

Oregon — 0.8%
Oregon State, Department of Administrative Services, Ser A, RB Callable 04/01/19 @ 100
5.250%, 04/01/26	3,000	3,555
Oregon State, Ser J, GO Callable 05/01/21 @ 100
5.000%, 05/01/25	2,210	2,721
5.000%, 05/01/26	1,545	1,896

		8,172

Pennsylvania — 5.7%
Allegheny County, Industrial Development Authority, Environmental Improvement Project, RB
6.500%, 05/01/17	1,385	1,496

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Allegheny County, Port Authority, RB Callable 03/01/21 @ 100
5.000%, 03/01/25	$2,200	$2,535
Berks County, Municipal Authority, Reading Hospital & Medical Center Project, RB Callable 11/01/19 @ 100
5.250%, 11/01/24	2,935	3,369
Butler County, Hospital Authority, Butler Health Systems Project, RB Callable 07/01/19 @ 100
7.125%, 07/01/29	1,500	1,859
Delaware County, Industrial Development Authority, Chester Community Charter School Project, Ser A, RB Callable 08/15/20 @ 100
5.250%, 08/15/30	585	484
Delaware Valley, Regional Finance Authority, RB
5.750%, 07/01/17	3,000	3,455
Lancaster County, Higher Education Authority, Franklin & Marshall College Project, RB Callable 04/15/16 @ 100
5.000%, 04/15/24	1,025	1,106
Lancaster County, Hospital Authority, Lancaster General Hospital Project, Ser B, RB Callable 03/15/17 @ 100
5.000%, 03/15/21	2,510	2,790
Monroeville, Finance Authority, RB
5.000%, 02/15/20	1,000	1,187
Montgomery County, Ser A, GO Callable 10/01/12 @ 100
0.110%, 09/25/12 (A)	2,500	2,500
Pennsylvania State, Economic Development Financing Authority, Albert Einstein Health Care Project, Ser A, RB Callable 10/15/19 @ 100
6.250%, 10/15/23	1,800	2,102
Pennsylvania State, GO
5.000%, 07/01/20	1,500	1,870
Pennsylvania State, GO, AGM
5.375%, 07/01/17	4,200	5,100
Pennsylvania State, Higher Educational Facilities Authority, Drexel University Project, Ser A, RB Callable 05/01/21 @ 100
5.250%, 05/01/24	2,680	3,108
Pennsylvania State, Higher Educational Facilities Authority, University of Pennsylvania Project, Ser A, RB
5.000%, 09/01/19	3,120	3,870
Pennsylvania State, Intergovernmental Cooperative Authority, Philadelphia Funding Program, SAB
5.000%, 06/15/18	5,000	6,017

38	SEI Tax Exempt Trust / Annual Report / August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Pennsylvania State, Turnpike Commission, Sub-Ser A, RB
5.000%, 12/01/17	$1,000	$1,162
Philadelphia, School District, Ser A, GO
5.000%, 06/01/14	4,315	4,638
Philadelphia, School District, Ser E, GO
5.000%, 09/01/18	1,785	2,044
Philadelphia, Water & Wastewater Authority, Ser A, RB
5.000%, 06/15/15	3,650	4,062
University of Pittsburgh, University Capital Project, Ser B, RB Callable 03/15/19 @ 100
5.500%, 09/15/22	2,000	2,463

		57,217

Puerto Rico — 3.8%
Puerto Rico Commonwealth, Electric Power Authority, Ser TT, RB Callable 07/01/17 @ 100
5.000%, 07/01/18	2,500	2,759
Puerto Rico Commonwealth, Government Development Board, RB, NATL Callable 12/01/12 @ 101
4.750%, 12/01/15	3,035	3,092
Puerto Rico Commonwealth, Highway & Transportation Authority, Ser M, RB Callable 07/01/17 @ 100
5.000%, 07/01/21	4,120	4,405
Puerto Rico Commonwealth, Housing Finance Authority, Capital Funding for Modernization, Sub-Ser 2008, RB
5.500%, 12/01/15	4,370	4,871
Puerto Rico Commonwealth, Public Improvement Project, Ser A, GO Pre-Refunded @ 100
5.250%, 07/01/22 (B)	4,725	4,918
Puerto Rico Commonwealth, Public Improvement Project, Ser A, GO
5.250%, 07/01/15	2,200	2,384
Puerto Rico Commonwealth, Public Improvement Project, Ser A, GO Pre-Refunded @ 100
5.250%, 07/01/16 (B)	1,235	1,458
Puerto Rico Commonwealth, Sales Tax Financing, Ser C, RB Callable 08/01/21 @ 100
5.000%, 08/01/22	910	1,099
Puerto Rico Commonwealth, Sales Tax Financing, Sub-Ser A, RB Callable 08/01/19 @ 100
5.500%, 08/01/23	6,500	7,515

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Puerto Rico Commonwealth, Sales Tax Financing, Sub-Ser A, RB Callable 02/01/14 @ 100
6.125%, 08/01/29	$1,455	$1,540
Puerto Rico Commonwealth, Sales Tax Financing, Sub-Ser A, RB Pre-Refunded @ 100
6.125%, 02/01/14 (B)	45	49
Puerto Rico Commonwealth, Sales Tax Financing, Sub-Ser C, RB Callable 08/01/20 @ 100
6.500%, 08/01/35	3,500	4,230

		38,320

Rhode Island — 0.6%
Rhode Island State, Health & Educational Building, Brown University Project, RB
5.000%, 09/01/22	5,000	6,388

South Carolina — 0.5%
Charleston County, Educational Excellence Finance Authority, Charleston School District Project, RB Callable 12/01/14 @ 100
5.000%, 12/01/16	3,000	3,281
Piedmont, Municipal Power Agency, Ser A, RB, FGIC
6.500%, 01/01/16	800	935
Piedmont, Municipal Power Agency, Ser A, RB, FGIC
6.500%, 01/01/16 (E)	1,020	1,218

		5,434

Tennessee — 0.4%
Memphis, Electric Systems Revenue Authority, Sub-Ser 2010, RB
5.000%, 12/01/17	1,730	2,101
Memphis-Shelby County, Airport Authority, Ser D, RB Callable 07/01/21 @ 100
5.000%, 07/01/24	1,890	2,221

		4,322

Texas — 8.6%
Aldine, Independent School District, School Building Project, GO Callable 02/15/18 @ 100
5.000%, 02/15/22	3,805	4,505
Conroe, Independent School District, GO Callable 02/15/20 @ 100
5.000%, 02/15/26	2,085	2,528
Corpus Christi, Utility Systems Authority, Refinance & Improvement Project, RB, AGM Callable 07/15/16 @ 100
4.500%, 07/15/23	2,000	2,205

SEI Tax Exempt Trust / Annual Report / August 31, 2012	39

SCHEDULE OF INVESTMENTS

Intermediate-Term Municipal Fund (Continued)

August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Dallas, Convention Center Hotel Project, Ser A, RB Callable 01/01/19 @ 100
5.250%, 01/01/23	$3,495	$3,940
Dallas-Fort Worth, International Airport Facilities Improvement Authority, Ser A, RB Callable 11/01/16 @ 100
5.000%, 11/01/23	300	332
Fort Worth, Independent School District, GO
5.000%, 02/15/15	2,000	2,221
Harris County, Metropolitan Transit Authority, Ser A, RB Callable 11/01/21 @ 100
5.000%, 11/01/27	2,500	2,990
5.000%, 11/01/29	3,160	3,751
Houston, Hotel Occupancy Tax & Special Revenue, Convention & Entertainment Project, Ser B, RB, AMBAC
5.210%, 09/01/15 (C)	5,500	5,181
Houston, Public Improvement Project, Ser A, GO Callable 03/01/18 @ 100
5.250%, 03/01/28	4,915	5,747
Houston, Utility System Revenue, Ser D, RB Callable 11/15/21 @ 100
5.000%, 11/15/29	3,000	3,556
Houston, Utility Systems Authority, First Lien, Ser A, RB, AGM
5.250%, 11/15/17	1,775	2,155
Katy, Independent School District, Ser A, GO
5.000%, 02/15/19	3,470	4,230
Lower Colorado, River Authority, Transmission Services Project, RB Callable 05/15/18 @ 100
5.000%, 05/15/21	2,000	2,294
North Central Texas, Health Facility Development, RB
5.000%, 08/15/17	1,315	1,545
North East, Independent School District, School Building Project, Ser A, GO
5.000%, 08/01/16	2,000	2,336
North East, Independent School District, School Building Project, Ser A, GO Callable 08/01/17 @ 100
5.000%, 08/01/21	2,000	2,377
5.000%, 08/01/23	5,000	5,915
North Texas, Thruway Authority, First Tier, Ser A, RB Callable 01/01/18 @ 100
6.000%, 01/01/24	245	289

Description	Face Amount ($ Thousands)	Value ($ Thousands)
North Texas, Thruway Authority, First Tier, Ser E-3, RB
5.750%, 01/01/38 (A)	$3,085	$3,536
Pasadena, Independent School District, School Building Project, GO
5.000%, 02/15/16	1,000	1,149
San Antonio, Electric & Gas Authority, Ser A, RB
5.000%, 02/01/14	15	16
Texas A&M University, RB Callable 07/01/13 @ 100
5.250%, 07/01/16	2,250	2,339
Texas State, College Student Loan Program, Ser B, AMT, GO
5.000%, 08/01/18	3,135	3,729
Texas State, Municipal Power Agency, RB, NATL
4.079%, 09/01/16 (C)(E)	25	24
Texas State, Private Activity Bond Surface Transportation, Ser Senior Lien, RB Callable 06/30/20 @ 100
7.500%, 06/30/33	1,750	2,214
Texas State, Private Activity Bond Surface Transportation, Ser Senior Lien, RB Callable 12/31/19 @ 100
7.500%, 12/31/31	2,220	2,790
Texas State, Transportation Commission Authority, First Tier, Ser A, RB Callable 04/01/16 @ 100
5.000%, 04/01/17	3,000	3,460
Texas State, Transportation Commission Authority, Mobility Fund, Ser A, GO Callable 04/01/17 @ 100
5.000%, 04/01/22	1,600	1,888
Texas State, AMT, GO
5.500%, 08/01/19	2,500	3,089
University of Houston, Ser A, RB
5.000%, 02/15/21	3,500	4,355

		86,686

Utah — 0.3%
Utah State, Intermountain Power Agency, Sub-Ser A, RB, AMBAC Callable 07/01/17 @ 100
5.000%, 07/01/19	2,500	2,899

Vermont — 0.0%
Vermont State, Housing Finance Agency, Single-Family Housing Project, Ser 23, AMT, RB, AGM Callable 11/01/14 @ 100
5.000%, 05/01/34	155	158

40	SEI Tax Exempt Trust / Annual Report / August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Virginia — 1.7%
Chesterfield County, Economic Development Authority, Virginia Electric & Power Project, Ser A, RB Callable 05/01/19 @ 100
5.000%, 05/01/23	$975	$1,136
Commonwealth of Virginia, Ser A, GO
4.000%, 06/01/15	3,000	3,298
Fairfax County, Public Improvement Project, Ser A, GO
5.000%, 04/01/18	1,630	1,985
Norfolk, Water Revenue, RB
5.000%, 11/01/18	1,340	1,639
University of Virginia, Ser B, RB Callable 06/01/13 @ 100
5.000%, 06/01/20	240	247
5.000%, 06/01/21	240	246
Virginia State, College Building Authority, 21st Century College & Equipment Programs Project, Ser A, RB Callable 02/01/21 @ 100
5.000%, 02/01/22	2,000	2,483
Virginia State, Housing Development Authority, Sub-Ser A-3, AMT, RB
4.400%, 01/01/14	1,950	1,987
4.300%, 07/01/13	1,875	1,899
Virginia State, Ser B, GO Callable 06/01/18 @ 100
5.000%, 06/01/22	2,000	2,370

		17,290

Washington — 2.5%
FYI Properties, Washington State Disposal Project, RB
5.000%, 06/01/15	4,015	4,440
Port of Seattle, Ser A, RB Callable 08/01/22 @ 100
5.000%, 08/01/28	2,500	2,975
Port of Seattle, AMT, GO Callable 06/01/21 @ 100
5.250%, 12/01/21	1,000	1,212
Seattle, Municipal Light & Power Improvement Project, Ser A, RB Callable 02/01/21 @ 100
5.000%, 02/01/22	2,685	3,293
Washington State, Northwest Energy & Electric Authority, Columbia Generating Station, Ser A, RB
5.500%, 07/01/15	2,000	2,282
5.000%, 07/01/20	5,000	6,241
Washington State, Northwest Energy & Electric Authority, Project No. 1, Ser A, RB
5.000%, 07/01/14	2,120	2,298

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Washington State, Northwest Energy & Electric Authority, Project No. 1, Ser C, RB
5.000%, 07/01/15	$2,250	$2,536

		25,277

Wisconsin — 0.5%
Public Finance Authority, AMT, RB
5.000%, 07/01/22	1,665	1,774
Wisconsin State, Ser 1, GO
4.000%, 05/01/15	2,500	2,733

		4,507

Wyoming — 0.3%
Laramie County, Hospital Revenue Authority, Cheyenne Regional Medical Center Project, RB Callable 05/01/21 @ 100
5.000%, 05/01/27	1,000	1,120
Wyoming State, Community Development Housing Authority, Ser 6, AMT, RB
5.500%, 12/01/17	1,440	1,526

		2,646

Total Municipal Bonds (Cost $918,827) ($ Thousands)		997,785

TAX EXEMPT CORPORATE BOND — 0.5%

California — 0.5%
San Manuel Entertainment Callable 12/01/13 @ 102
4.500%, 12/01/16	4,800	5,010

Total Tax Exempt Corporate Bond (Cost $4,756) ($ Thousands)		5,010

Total Investments — 99.3% (Cost $923,583) ($ Thousands)		$1,002,795

Percentages are based on Net Assets of $1,010,330 ($ Thousands).

(A)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on August 31, 2012. The demand and interest rate reset feature gives this security a shorter effective maturity date.

(B)	Pre-Refunded Securities —The maturity date shown is the pre-refunded date.

(C)	Zero coupon security. The rate shown on the schedule of investments represents the security's effective yield at the time of purchase.

(D)	Securities are held in connection with a letter of credit issued by a major bank.

(E)	Security is escrowed to maturity.

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

AMT — Alternative Minimum Tax (subject to)

COP — Certificate of Participation

FGIC — Financial Guaranty Insurance Company

GAN — Grant Anticipation Note

GO — General Obligation

SEI Tax Exempt Trust / Annual Report / August 31, 2012	41

SCHEDULE OF INVESTMENTS

Intermediate-Term Municipal Fund (Concluded)

August 31, 2012

NATL — National Public Finance Guarantee Corporation

RAN — Revenue Anticipation Note

RB — Revenue Bond

RE — Reinsurance provided by the aforementioned guarantor.

SAB — Special Assessment Bond

Ser — Series

XLCA — XL Capital Assurance

As of August 31, 2012, all of the Fund’s investments are Level 2.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

42	SEI Tax Exempt Trust / Annual Report / August 31, 2012

SCHEDULE OF INVESTMENTS

Short Duration Municipal Fund

August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 99.1%

Alabama — 2.5%
Alabama State, 21st Century Authority, Ser A, RB
3.000%, 06/01/14	$1,500	$1,564
Alabama State, Special Care Facilities Financing Authority, Ser A-1, RB
1.500%, 10/01/27 (A)	4,785	4,801
Alabama State, Special Care Facilities Financing Authority, Ser A-2, RB
1.500%, 10/01/27 (A)	1,010	1,013
Chatom, Industrial Development Board Revenue Authority, RB Callable 02/01/13 @ 100
0.600%, 08/01/37 (A)	1,500	1,500
Chatom, Industrial Development Board Revenue Authority, Powersouth Energy Cooperative Project, Ser A, RB Callable 11/15/12 @ 100
0.600%, 11/15/38 (A)	2,000	2,000
Columbia, Industrial Development Board Authority, Ser B, RB Callable 09/05/12 @ 100
0.180%, 05/01/22 (A)	3,350	3,350
Mobile, Airport Authority, RB
5.500%, 10/01/15	1,420	1,532
Mobile, Industrial Development Board Authority, Barry Plant Project, RB
0.750%, 07/15/34 (A)	1,500	1,500
Pell City, Special Care Facilities, RB
4.000%, 12/01/14	1,675	1,769

		19,029

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Arizona — 1.1%
Arizona State, Health Facilities Authority, Ser A, RB Callable 02/01/13 @ 100
1.170%, 02/01/42 (A)	$960	$950
Navajo County, Pollution Control, Ser C, RB
5.500%, 06/01/34 (A)	1,150	1,238
Pima County, Unified School District No. 6 Marana, GO, AGM
5.000%, 07/01/13	2,150	2,234
Scottsdale, Industrial Development Authority, Ser F, RB, AGM
0.540%, 09/01/45 (A)	1,000	1,000
University Medical Center, RB
5.250%, 07/01/13	750	779
5.250%, 07/01/14	1,000	1,079
Yavapai County, Industrial Development Authority, RB
3.000%, 10/01/13	750	767

		8,047

Arkansas — 0.2%
Fort Smith, Sales and Use Tax, Ser 2008, RB
3.875%, 09/01/13	350	363
North Little Rock, Electric System Revenue, Ser A, RB, NATL
6.500%, 07/01/15 (B)	860	946

		1,309

California — 10.5%
California State, Communities Development Authority, Ser E, RB, AGM
0.430%, 07/01/40 (A)	2,000	2,000
California State, Educational Facilities Authority, RB
4.000%, 10/01/13	1,330	1,379
California State, Infrastructure & Economic Development Bank, RB Callable 09/05/12 @ 100
0.670%, 04/01/38 (A)	1,000	1,003
California State, School Cash Reserve Program Authority, Ser Y, RB
2.000%, 01/31/13	1,500	1,509
California State, Ser A, GO Callable 11/01/14 @ 100
0.850%, 05/01/33 (A)	2,000	2,002
College of the Sequoias, Tulare Area Improvement District No. 3, GO
3.000%, 09/01/13	3,945	4,040
1.700%, 09/01/13 (C)	1,000	992

SEI Tax Exempt Trust / Annual Report / August 31, 2012	43

SCHEDULE OF INVESTMENTS

Short Duration Municipal Fund (Continued)

August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Fontana, Unified School District, BAN
4.000%, 12/01/12	$5,300	$5,343
3.875%, 12/01/12 (C)	3,000	2,996
Gilroy, Unified School District, BAN
3.400%, 04/01/13 (C)	2,000	1,995
Gilroy, Unified School District, GO
5.000%, 04/01/13	3,965	4,069
5.000%, 04/01/13 (B)	400	411
Imperial, Community College District, GO
4.000%, 08/01/14 (C)	6,345	6,110
Inglewood, Public Financing Authority, RB
5.000%, 08/01/15	1,645	1,726
4.000%, 08/01/14	1,050	1,071
Inland Valley, Development Agency, Ser C, TA
4.500%, 03/01/41 (A)	1,000	1,063
JPMorgan Chase Putters/Drivers Trust, Ser 4059, RB
0.190%, 05/01/13 (A)	6,500	6,500
Kern County, Capital Improvement Projects, Ser A, COP
5.000%, 11/01/12	1,130	1,138
5.000%, 11/01/13	1,605	1,684
Long Beach, Community College District, Ser A, GO
9.850%, 01/15/13	20,000	20,692
Los Angeles, Regional Airports Improvement, RB
0.620%, 12/01/15 (A)(D)	1,250	1,250
Moreland, School District, Ser A, GO
3.327%, 07/01/16 (C)	8,500	7,825
San Jacinto, Unified School District, TRAN
2.000%, 10/01/12	1,000	1,001
San Luis Obispo County, Cuesta Community College, Ser A, COP Callable 10/09/12 @ 100
3.125%, 11/01/12	1,845	1,848
Stockton, Unified School District, COP, AMBAC
5.000%, 02/01/13	750	758

		80,405

Colorado — 1.8%
Colorado Springs, Utilities System Revenue Authority, Sub-Ser B, RB Callable 09/05/12 @ 100
0.374%, 11/01/36 (A)	1,050	1,050
Colorado, Educational & Cultural Facilities Authority, RB Callable 10/01/12 @ 100
0.190%, 12/01/37 (A)(D)	600	600

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Denver City & County, Airport System Revenue Authority, Ser C, RB
4.000%, 11/15/14	$7,400	$7,908
3.000%, 11/15/14	2,650	2,775
Grand Elk Ranch, General Improvement District, GO Pre-Refunded @ 100
7.000%, 12/01/12 (E)	1,000	1,016

		13,349

Connecticut — 2.4%
Capitol Region, Education Council, BAN
2.000%, 03/07/13	15,000	15,030
Connecticut State, Health & Educational Facilities Authority, State Supported Child Care Project, RB
3.000%, 07/01/13	1,090	1,112
Connecticut State, Housing Finance Authority, Ser A, RB
1.250%, 05/15/16	1,000	1,002
0.950%, 05/15/15	1,000	1,003

		18,147

District of Columbia — 0.7%
District of Columbia, Income Tax Revenue Authority, Ser B, RB Callable 06/01/15 @ 100
0.770%, 12/01/15 (A)	2,860	2,864
District of Columbia, Income Tax Revenue Authority, Ser B, RB Callable 06/01/13 @ 100
0.470%, 12/01/13 (A)	1,000	1,000
JPMorgan Chase Putters/Drivers Trust, Ser 4026, RB
0.190%, 09/28/12 (A)	1,600	1,600

		5,464

Florida — 6.4%
Citizens Property Insurance, Ser Senior A-3, RB, AGM
1.820%, 06/01/14 (A)	1,500	1,517
Collier County, School Board, COP, AGM
6.250%, 02/15/13	7,945	7,980
Florida State, Municipal Loan Council, RB
1.750%, 08/15/16	8,670	8,667
Highlands County, Health Facilities Authority, Adventist Health Project, Ser G, RB
5.000%, 11/15/12	1,080	1,089
5.000%, 11/15/12 (B)	35	35
JPMorgan Chase Putters/Drivers Trust, Ser 4204-2, RB, NATL
0.200%, 04/01/16 (A)	2,600	2,600

44	SEI Tax Exempt Trust / Annual Report / August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Lake County, School Board, Ser B, COP, AMBAC Callable 06/01/16 @ 100
5.000%, 06/01/19	$3,000	$3,247
Manatee County, RB
3.000%, 04/01/13	1,000	1,014
Martin County, RB, AMBAC
5.250%, 10/01/14	1,285	1,378
Miami-Dade County, Capital Asset Acquisition, Ser E, RB
4.250%, 04/01/14	1,455	1,535
Miami-Dade County, RB, AGM
5.000%, 10/01/14	3,250	3,509
4.000%, 10/01/15	3,390	3,665
Orange County, School Board, Ser A, COP
5.000%, 08/01/13	500	520
5.000%, 08/01/14	7,500	8,114
Osceola County, GO, AGM
4.000%, 10/01/14	1,090	1,155
Saint Lucie County, School Board, Master Lease Program, Ser A, COP
3.500%, 07/01/14	2,000	2,105
Saint Petersburg, Health Facilities Authority, Ser B, RB, AMBAC
0.500%, 11/15/34 (A)	725	725

		48,855

Georgia — 2.4%
Appling County, Development Authority, Ser A, RB
2.500%, 01/01/38 (A)	1,000	1,009
Atlanta, Ser A, RB
5.000%, 01/01/15	1,000	1,096
Bulloch County, Development Authority, RB, AGM
4.000%, 07/01/18	595	660
Burke County, Development Authority, Ser G, RB
0.900%, 01/01/39 (A)	1,500	1,501
Fulton County, Development Authority, Ser B, RB Callable 03/15/19 @ 100
5.250%, 03/15/24	3,200	3,636
Fulton County, Development Authority, Ser B, RB
5.000%, 03/15/16	2,235	2,501
Georgia State, Private Colleges & Universities Authority, Ser A, RB
4.000%, 10/01/14	1,170	1,241
Georgia State, Ser G, GO Callable 09/11/12 @ 100
0.570%, 12/01/26 (A)	3,000	3,000
Main Street Natural Gas, Ser B, RB
5.000%, 03/15/14	1,000	1,045
5.000%, 03/15/15	1,000	1,069

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Monroe County, Development Authority, RB
0.900%, 01/01/39 (A)	$1,500	$1,501

		18,259

Illinois — 6.8%
Chicago, Board of Education, Ser C-1, GO Callable 09/01/15 @ 100
1.120%, 03/01/32 (A)	2,000	1,999
Chicago, Ser D, GO Callable 09/05/12 @ 100
0.180%, 01/01/40 (A)(D)	1,800	1,800
Cook County, Township High School District No. 201 J Sterling Morton, Ser B, GO, AGM
3.582%, 12/01/16 (C)	295	259
Cook County, Township High School District No. 201 J Sterling Morton, Ser C, GO, AGM
3.887%, 12/01/17 (C)	3,250	2,703
3.327%, 12/01/15 (C)	495	446
Cook County, Township High School District No. 201 J Sterling Morton, Ser C, GO, AMBAC
3.150%, 12/01/14 (C)	5,500	5,130
DuPage County, Water Commission, Ser 2003, RB, AMBAC
5.250%, 05/01/13	11,395	11,737
Grundy County, School District No. 54 Morris, GO
1.250%, 12/01/12	1,895	1,898
Illinois State, Finance Authority, Art Institute of Chicago, RB Pre-Refunded @ 100
4.100%, 03/01/34 (A)(E)	4,500	4,585
Illinois State, Ser A, GO
5.000%, 03/01/13	1,200	1,226
Illinois State, Ser A, RB
3.000%, 12/15/13	1,750	1,810
Illinois State, Ser B, RB Callable 06/15/14 @ 100
4.000%, 06/15/20	5,000	5,262
Kane & Kendall Counties, Community College District No. 516, Ser E, GO, NATL-RE FGIC Callable 12/15/13 @ 55
4.985%, 12/15/25 (C)	3,750	1,994
Kendall, Kane & Will Counties, Community Unit School District No. 308, GO, NATL-RE FGIC
0.822%, 10/01/13 (C)	1,785	1,772

SEI Tax Exempt Trust / Annual Report / August 31, 2012	45

SCHEDULE OF INVESTMENTS

Short Duration Municipal Fund (Continued)

August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Madison-Macoupin Counties, Community College District No. 536, GO, AMBAC
5.750%, 11/01/12	$1,040	$1,048
McHenry & Kane Counties, Community Consolidated School District No. 158, GO, NATL
3.056%, 01/01/14 (C)	4,910	4,755
University of Illinois, Ser B, COP, AGM
5.000%, 10/01/16	1,350	1,545
Western Illinois University, RB
4.000%, 04/01/15	600	639
3.000%, 04/01/13	1,000	1,013

		51,621

Indiana — 2.2%
Eclipse Funding Trust, RB, FSA Callable 07/15/17 @ 100
0.210%, 07/15/26 (A)(D)	2,600	2,600
Indiana State, Finance Authority, RB Callable 03/15/14 @ 100
0.660%, 02/01/35 (A)	4,000	4,001
Indiana State, Health Facility Financing Authority, Ascension Health Credit Project, Ser A5, RB
5.000%, 11/01/27 (A)	1,000	1,039
Indiana State, Health Facility Financing Authority, Ser A-4, RB
1.500%, 10/01/27 (A)	5,195	5,212
IPS, Multi-School Building, First Mortgage, Ser B, RB
4.000%, 07/15/13	1,800	1,855
St. Joseph County, Airport Authority District, AMT, GO
3.500%, 07/01/15	345	363
St. Joseph County, Redevelopment District, TA
3.000%, 01/15/14	1,990	2,028

		17,098

Iowa — 0.5%
Iowa State, Finance Authority, Pollution Control Facilities, Interstate Power Project, RB, FGIC
5.000%, 07/01/14	500	533
Iowa State, Higher Education Loan Authority, RB
6.000%, 05/16/13	1,500	1,515
4.300%, 05/16/13	500	505
3.000%, 05/16/13	1,600	1,618

		4,171

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Kansas — 1.1%
Kansas State, Development Finance Authority, Sisters of Charity of Leavenworth Health System Project, Ser A, RB
2.500%, 01/01/13	$1,265	$1,273
Kansas State, Independent College Finance Authority, Ser A, RB
5.000%, 05/01/13	1,000	1,005
Kansas State, Independent College Finance Authority, Ser C, RB
5.500%, 05/01/13	1,000	1,003
Olath, Health Facilities Revenue, Ser B, RB Callable 03/01/16 @ 100
2.000%, 09/01/37 (A)	4,000	4,022
Wichita, Hospital Revenue Authority, Christi Health Systems Project, RB
4.000%, 11/15/12	1,000	1,006

		8,309

Kentucky — 0.5%
Lexington-Fayette Urban County, Richmond Place Project, RB
1.200%, 04/01/15 (A)(D)	4,005	4,005

Louisiana — 1.2%
East Baton Rouge, Sewerage Commission, Ser A, RB Callable 02/01/14 @ 100
0.972%, 02/01/46 (A)	1,000	1,000
Jefferson Parish, School Board, RB
2.000%, 03/01/14	1,000	1,010
Louisiana State, Local Government Environmental Facilities & Community Development Authority, RB, AMBAC
5.000%, 12/01/12	1,295	1,308
Louisiana State, Municipal Gas Authority, Ser 1411Q, RB
0.300%, 08/01/16 (A)(D)	1,550	1,550
Louisiana State, Ser B, GO Callable 11/01/12 @ 100
0.972%, 07/15/14 (A)	1,200	1,201
New Orleans, GO
2.000%, 12/01/12	750	752
Saint Tammany Parish, Hospital Service District No. 1, RB
3.000%, 07/01/14	2,450	2,514

		9,335

Maine — 0.2%
Maine State, Health & Higher Educational Facilities Authority, Ser D, RB, NATL
5.000%, 07/01/13	1,140	1,181

46	SEI Tax Exempt Trust / Annual Report / August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Maryland — 0.5%
Maryland State, Community Development Administration, Ser B, RB
1.120%, 03/01/36 (A)	$1,000	$997
Maryland State, Economic Development, University of Maryland, College Park Project, RB
5.000%, 07/01/13	2,015	2,071
Maryland State, Health & Higher Educational Facilities Authority, Greater Baltimore Medical Center Project, RB
3.000%, 07/01/13	1,000	1,019

		4,087

Massachusetts — 1.7%
Massachusetts State, Educational Financing Authority, Ser A, RB
2.250%, 01/01/13	830	834
Massachusetts State, Health & Educational Facilities Authority, Northeastern University Project, Ser T-3, RB
2.700%, 10/01/37 (A)	7,500	7,701
Massachusetts State, Municipal Wholesale Electric, Ser A, RB
5.000%, 07/01/13	2,500	2,591
Massachusetts State, Ser A, GO Callable 08/01/15 @ 100
0.650%, 02/01/16 (A)	2,000	2,001

		13,127

Michigan — 6.4%
Detroit, School District, Ser A, GO
4.000%, 05/01/14	1,500	1,577
Detroit, Sewage Disposal System Revenue, Ser B, RB, NATL-RE FGIC
5.000%, 07/01/15	450	476
Detroit, Water Supply System Revenue, Ser Senior A, RB, NATL-RE FGIC
5.000%, 07/01/13	375	387
Howell, Public Schools, GO
4.000%, 05/01/16	1,120	1,232
L'Anse Creuse, Public Schools, School Building & Site Project, GO Callable 10/01/12 @ 100
0.200%, 05/01/35 (A)	7,100	7,100
Michigan State, Building Authority, Ser II, RB, AMBAC Callable 10/15/15 @ 100
5.000%, 10/15/17	6,550	7,367

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Michigan State, Finance Authority, Oakwood Hospital Obligation Group Project, RB
3.000%, 11/01/13	$1,000	$1,023
Michigan State, Finance Authority, Unemployment Obligations Project, RB Callable 07/01/14 @ 100
5.000%, 07/01/23	5,000	5,379
Michigan State, Hospital Finance Authority, Sub-Ser, RB
4.000%, 11/01/27 (A)	1,960	2,156
Michigan State, Housing Development Authority, Ser A, RB
3.600%, 12/01/12	1,100	1,104
Michigan State, Public Power Agency, Combustion Turbine No. 1 Project, Ser A, RB, AGM
5.000%, 01/01/13	1,155	1,173
5.000%, 01/01/14	1,210	1,283
Michigan State, Strategic Fund, Detroit Education Project, RB
3.050%, 08/01/24 (A)	5,000	5,017
Michigan State, Strategic Fund, RB
6.250%, 06/01/14	400	437
Southfield, Public Schools, Ser B, GO, AGM
5.000%, 05/01/13	250	257
University of Michigan, Ser B, RB Callable 09/05/12 @ 100
0.170%, 04/01/42 (A)	4,255	4,255
Wayne County, Airport Authority, Ser D, RB
3.000%, 12/01/13	1,665	1,713
2.000%, 12/01/12	1,555	1,561
West Ottawa, Public Schools, Ser B, GO
3.000%, 05/01/14	2,580	2,677
3.000%, 05/01/15	2,450	2,570

		48,744

Minnesota — 0.6%
Minnesota State, Public Facilities Authority, Ser C, RB
5.000%, 03/01/14	4,250	4,547

Missouri — 0.7%
Kansas City, Industrial Development Authority, Downtown Redevelopment District Project, Ser A, RB
3.000%, 09/01/14	1,200	1,248

SEI Tax Exempt Trust / Annual Report / August 31, 2012	47

SCHEDULE OF INVESTMENTS

Short Duration Municipal Fund (Continued)

August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Kansas City, Industrial Development Authority, NNSA National Security Project, RB
4.000%, 09/01/13	$1,150	$1,166
Missouri State, Development Finance Board, RB
2.000%, 06/01/13	150	151
2.000%, 06/01/14	350	355
St. Louis, Airport Revenue, RB, NATL
5.500%, 07/01/15	2,250	2,526

		5,446

Montana — 0.4%
Montana State, Facility Finance Authority, Ser B, RB
5.000%, 01/01/13	3,035	3,078

Nebraska — 0.3%
Douglas County, Hospital Authority No. 2, RB
5.000%, 11/15/13	1,030	1,083
Public Power Generation Agency, Ser A, RB
5.000%, 01/01/13	1,500	1,520

		2,603

New Hampshire — 0.3%
New Hampshire State, Health & Education Facilities Authority, Dartmouth Hitchcock Project, RB
4.500%, 08/01/14	1,835	1,946

New Jersey — 12.3%
Bayonne, GO
3.000%, 07/01/13	855	866
Borough of Garwood, TRAN
1.250%, 04/12/13	2,285	2,287
Borough of Ramsey, TRAN
1.500%, 01/18/13	5,024	5,034
Borough of Union Beach, TRAN
1.200%, 03/08/13	2,001	2,003
Camden County, Improvement Authority, GO
3.000%, 09/01/14	910	945
Camden County, Improvement Authority, Ser A, RB
4.000%, 09/01/13	475	491
Camden County, Improvement Authority, Ser B, RB
4.000%, 07/01/13	1,315	1,345
Camden, Ser B, TRAN
1.750%, 08/19/13	4,801	4,811
Camden, TRAN
2.500%, 09/28/12	1,000	1,001

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Delran Township, TRAN
1.500%, 11/13/12	$4,995	$4,999
Hudson County, Improvement Authority, RB
2.000%, 06/05/13	16,000	16,171
1.500%, 08/07/13	2,000	2,016
Lambertville, TRAN
1.500%, 05/03/13	2,300	2,308
Lyndhurst Township, TRAN
1.750%, 02/15/13	10,000	10,017
1.750%, 03/21/13	3,298	3,304
New Jersey State, Economic Development Authority, RB
5.000%, 06/15/13	1,000	1,035
New Jersey State, Economic Development Authority, Ser E, RB Callable 08/01/15 @ 100
1.870%, 02/01/16 (A)	2,355	2,410
New Jersey State, Educational Facilities Authority, Seton Hall University Project, RB
5.000%, 07/01/13	925	955
5.000%, 07/01/14	1,460	1,559
New Jersey State, Health Care Facilities Financing Authority, Robert Wood Johnson University Hospital Project, RB
3.000%, 07/01/13	800	813
New Jersey State, Higher Education Assistance Authority, Ser 1A, RB
2.500%, 12/01/12	2,000	2,010
New Jersey State, Higher Education Assistance Authority, Ser 2, RB
5.000%, 12/01/12	3,500	3,535
New Jersey State, Housing & Mortgage Finance Agency, Ser B, RB
1.500%, 05/01/15	1,500	1,503
1.250%, 05/01/14	4,675	4,678
0.900%, 05/01/13	1,250	1,250
New Jersey State, Sports & Exposition Authority, Ser A, RB
5.000%, 03/01/13	300	306
New Jersey State, Sports & Exposition Authority, Ser B, RB
5.000%, 09/01/13	990	1,029
5.000%, 09/01/13 (B)	10	10
New Jersey State, Turnpike Authority, RB, AGM Callable 10/01/12 @ 100
0.420%, 01/01/24 (A)	2,000	2,000
Newark, GO
3.000%, 10/01/12	1,690	1,692

48	SEI Tax Exempt Trust / Annual Report / August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Newark, Ser A, GO
3.000%, 10/01/12 (B)	$1,310	$1,313
Phillipsburg, GO
1.500%, 04/17/13	2,890	2,893
Phillipsburg, TRAN
1.500%, 08/22/13	1,889	1,891
Tobacco Settlement Financing, RB Callable 06/01/17 @ 100
0.620%, 06/01/29 (A)	2,000	2,000
Trenton, GO
3.000%, 03/15/13	2,750	2,782
Vineland, Ser B, GO, AMBAC
5.000%, 12/01/12	425	430

		93,692

New Mexico — 0.4%
Farmington, Pollution Control Revenue Authority, Ser A, RB
2.875%, 04/01/29 (A)	3,110	3,227

New York — 12.9%
Boght Community, Fire District, BAN
1.500%, 12/21/12	2,500	2,504
East Bloomfield-Holcomb, Fire District, BAN
1.400%, 08/14/13	2,500	2,504
Elmira, School District, GO
5.000%, 06/15/13	1,495	1,544
Metropolitan New York, Transportation Authority, Sub- Ser B, RB Callable 05/01/14 @ 100
0.850%, 11/01/34 (A)	1,250	1,252
Monroe County, GO
5.000%, 03/01/14	1,500	1,589
Nassau, Health Care, RB, AGM
3.125%, 12/15/12	3,000	3,021
New York City, Housing Development Authority, Ser D-1-A, RB
2.050%, 05/01/13	6,100	6,158
New York City, Housing Development, Ser D-2-A, RB
1.150%, 11/01/15	3,000	3,003
New York City, Transitional Finance Authority, Sub-Ser 3-F, RB
0.160%, 11/01/22 (A)	1,750	1,750
New York State, Dormitory Authority, Ser A, RB
5.000%, 07/01/13	2,205	2,276
New York State, Dormitory Authority, Ser B, RB
6.000%, 07/01/14	320	340

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New York State, Energy Research & Development Authority, RB, AMBAC
0.601%, 10/01/13 (A)	$1,200	$1,194
New York State, Energy Research & Development Authority, Con Edison Project, AMT, RB
1.450%, 06/01/36 (A)	1,300	1,302
New York State, Environmental Facilities Authority, AMT, RB
0.650%, 05/01/30 (A)	1,000	1,000
New York State, Housing Finance Agency, Ser 4, RB
0.900%, 11/01/13	3,810	3,829
New York State, Local Government Assistance, Ser E, RB
6.000%, 04/01/14	2,130	2,253
New York, Ser C-4, GO
0.350%, 10/01/27 (A)	350	350
Rockland County, TRAN
2.500%, 03/06/13	1,000	1,003
Roosevelt, Union Free School District, TRAN
2.250%, 09/27/12	15,000	15,013
Schenectady, TRAN
1.200%, 05/17/13	20,000	20,034
Suffolk County, TRAN
1.500%, 09/13/12	2,750	2,751
Town of Oyster Bay, Ser B, TRAN
3.000%, 08/09/13	1,500	1,533
Village of Attica, TRAN Callable 11/15/12 @ 100
1.500%, 05/17/13	3,865	3,869
Village of Cassadaga, TRAN
1.400%, 08/09/13	3,170	3,175
Village of Cold Spring, TRAN
1.400%, 05/17/13	1,150	1,152
Village of Ellenville, Ser A, TRAN
1.400%, 11/01/12	10,500	10,504
Village of Vernon, TRAN
1.750%, 04/18/13	1,511	1,513
Westchester County, Health Care Revenue Authority, Ser Senior- Lien B, RB
5.000%, 11/01/14	1,500	1,632

		98,048

North Dakota — 0.1%
Mercer County, Antelope Valley Station Project, RB, AMBAC
7.200%, 06/30/13	700	737

SEI Tax Exempt Trust / Annual Report / August 31, 2012	49

SCHEDULE OF INVESTMENTS

Short Duration Municipal Fund (Continued)

August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Ohio — 4.7%
Akron, Health Benefit Claims Special Obligations Income Tax, BAN
1.375%, 03/14/13	$1,500	$1,506
American Municipal Power, RB
1.750%, 11/08/12	1,676	1,678
1.250%, 11/20/12	1,990	1,991
1.250%, 06/27/13	2,595	2,601
Cleveland, Airport System Revenue, Ser A, RB
3.000%, 01/01/14	1,500	1,531
Deutsche Bank Spears/Lifers Trust, RB Callable 06/01/17 @ 100
0.440%, 06/01/24 (A)	13,750	13,750
Lorain, Port Authority, Marshall Plaza Apartments Project, Ser A, RB
0.800%, 07/15/13	2,600	2,601
Ohio State, Air Quality Development Authority, Multi-Modal Timken Project, RB Callable 10/01/12 @ 100
0.350%, 11/01/25 (A)(D)	2,100	2,100
Ohio State, Higher Educational Facility Commission, Case Western Reserve University Project, RB
6.250%, 07/01/14	3,545	3,770
Ohio State, Solid Waste Revenue Authority, Republic Services Project, AMT, RB
4.250%, 04/01/33 (A)	3,000	3,123
Warrensville Heights, COP
2.375%, 02/26/13	1,500	1,506

		36,157

Oklahoma — 1.1%
Canadian County, Educational Facilities Authority, RB
3.500%, 09/01/17	1,065	1,167
Tulsa County, Independent School District No. 1, Ser B, GO
1.000%, 11/01/13	5,350	5,391
Tulsa County, Industrial Education Authority, Broken Arrows Public Schools Project, RB
4.000%, 09/01/14	1,000	1,066
3.000%, 09/01/13	1,000	1,025

		8,649

Oregon — 0.1%
Oregon State, Health & Science University, Ser A, RB
4.000%, 07/01/14	1,000	1,057

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Pennsylvania — 5.0%
Delaware Valley, Regional Financial Authority, Ser B, RB Callable 09/05/12 @ 100
0.480%, 06/01/42 (A)(D)	$1,000	$1,000
Erie, School District, TRAN
1.375%, 06/28/13	20,350	20,387
Pennsylvania State, Economic Development Financing Authority, Forum Place Project, RB
3.000%, 03/01/13	500	505
3.000%, 03/01/14	400	410
Pennsylvania State, Economic Development Financing Authority, Ser B, RB
0.550%, 12/01/30 (A)	1,000	1,000
Pennsylvania State, Public School Building Authority, Community College of Philadelphia Project, RB
5.500%, 06/15/13	1,345	1,394
Philadelphia, Authority for Industrial Development, American College of Physicians Project, RB
4.000%, 06/15/15	1,370	1,433
3.000%, 06/15/13	865	876
3.000%, 06/15/14	1,255	1,276
Philadelphia, Municipal Authority, Ser B, RB, AGM Callable 11/15/13 @ 100
5.250%, 11/15/16	1,955	2,059
Philadelphia, Redevelopment Authority, RB
5.000%, 04/15/14	1,000	1,064
Philadelphia, School District, Ser C, GO
5.000%, 09/01/15	2,300	2,565
Pittsburgh & Allegheny County, Sports & Exhibition Authority, RB, AGM
4.000%, 02/01/14	3,050	3,174
Tioga County, Industrial Development Authority, Ser C-1, RB
3.000%, 03/01/14	1,000	1,018

		38,161

Puerto Rico — 0.2%
Puerto Rico Commonwealth, Government Development Bank, Ser B, RB
5.000%, 12/01/12	1,250	1,262

Rhode Island — 0.3%
Cranston, Ser B, GO
2.000%, 07/01/13	870	879

50	SEI Tax Exempt Trust / Annual Report / August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Providence, Public Buildings Authority, Ser A, RB, AMBAC Callable 10/09/12 @ 100
5.500%, 12/15/12	$1,145	$1,149

		2,028

South Carolina — 1.4%
Greenville County, School District, Building Equity Sooner Tomorrow Project, RB Callable 12/01/12 @ 101
5.500%, 12/01/14	3,500	3,579
Jasper County, BAN Callable 10/09/12 @ 100
1.750%, 02/08/13	4,800	4,801
Scago, Educational Facilities Corporation, Spartanburg County School District No. 5 Project, RB, AGM
4.500%, 04/01/13	2,000	2,048

		10,428

South Dakota — 0.9%
Sioux Falls, Dow Rummel Village Project, Ser A, RB Pre-Refunded @ 100
6.750%, 11/15/12 (E)	4,720	4,773
South Dakota State, Health & Educational Facilities Authority, Regional Health Project, RB
5.000%, 09/01/13	1,000	1,037
5.000%, 09/01/14	1,000	1,072

		6,882

Tennessee — 0.3%
Sullivan County, Health Educational & Housing Facilities Board, RB, Radian
5.000%, 09/01/13	1,000	1,008
Tennessee State, Energy Acquisition, Ser A, RB
5.000%, 09/01/13	500	517
5.000%, 09/01/14	450	478

		2,003

Texas — 1.7%
City of Austin, Sub-Ser, SAB
2.516%, 12/01/15 (C)	6,905	6,452
2.820%, 12/01/16 (C)	3,000	2,729
Houston, Utility System Revenue, Ser A, RB Callable 12/01/14 @ 100
0.720%, 05/15/34 (A)	1,000	1,001

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Texas, Municipal Gas Acquisition & Supply I, Ser Senior Lien, RB
5.000%, 12/15/16	$1,500	$1,623
Texas, Municipal Gas Acquisition & Supply II, RB
0.640%, 09/15/17 (A)	1,000	975

		12,780

Virginia — 1.7%
Alexandria, Industrial Development Authority, RB Callable 10/03/12 @ 100
0.380%, 08/01/36 (A)(D)	1,000	1,000
Caroline County, Industrial Development Authority, RB Callable 02/01/13 @ 100
4.000%, 08/01/16	2,095	2,111
Wise County, Industrial Development Public Facilities Authority, RB Callable 08/01/13 @ 100
3.000%, 02/01/17	10,000	10,155

		13,266

Washington — 2.1%
Central Puget Sound, Regional Transit Authority, Putters, Ser 2625Z, RB, AGM
0.190%, 11/01/15 (A)	8,380	8,380
Washington State, Economic Development Finance Authority, Waste Management Project, RB
2.000%, 06/01/20 (A)	7,500	7,701

		16,081

Wisconsin — 0.4%
Wisconsin State, Health & Educational Facilities Authority, RB
4.000%, 08/15/14	875	909
4.000%, 08/15/15	600	631

Wisconsin State, Health & Educational Facilities Authority, Ser A, RB
5.000%, 10/15/14	1,250	1,363
4.000%, 07/15/15	460	494

		3,397

Multi-State — 2.1%
Deutsche Bank Spears/Lifers Trust, RB
0.480%, 07/01/22 (A)	16,260	16,260

Total Municipal Bonds (Cost $753,176) ($ Thousands)		756,277

SEI Tax Exempt Trust / Annual Report / August 31, 2012	51

SCHEDULE OF INVESTMENTS

Short Duration Municipal Fund (Concluded)

August 31, 2012

Description	Shares	Value ($ Thousands)

CASH EQUIVALENT — 1.2%
SEI Tax Exempt Trust, Institutional Tax Free Fund,
Cl A 0.020%† (F)	8,973,855	$8,974

Total Cash Equivalent (Cost $8,974) ($ Thousands)		8,974

Total Investments — 100.3% (Cost $762,150) ($ Thousands)		$765,251

Percentages are based on Net Assets of $762,626 ($ Thousands).

†	Investment in Affiliated Security (see Note 2).

(A)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on August 31, 2012. The demand and interest rate reset feature gives this security a shorter effective maturity date.

(B)	Security is escrowed to maturity.

(C)	Zero coupon security. The rate shown on the schedule of investments represents the security's effective yield at the time of purchase.

(D)	Securities are held in connection with a letter of credit issued by a major bank.

(E)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

(F)	Rate shown is the 7-day effective yield as of August 31, 2012.

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

AMT — Alternative Minimum Tax (subject to)

BAN — Bond Anticipation Note

Cl — Class

COP — Certificate of Participation

FGIC — Financial Guaranty Insurance Company

FSA — Financial Security Assistance

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

Radian — Radian Asset Assurance

RB — Revenue Bond

RE — Reinsurance provided by the aforementioned guarantor.

SAB — Special Assessment Bond

Ser — Series

TA — Tax Allocation

TRAN — Tax and Revenue Anticipation Note

The following is a summary of the inputs used as of August 31, 2012, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$756,277	$—	$756,277
Cash Equivalent	8,974	—	—	8,974

Total Investments in Securities	$8,974	$756,277	$—	$765,251

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

52	SEI Tax Exempt Trust / Annual Report / August 31, 2012

SCHEDULE OF INVESTMENTS

California Municipal Bond Fund

August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 94.9%

California — 93.2%
ABAG, Finance Authority for Nonprofit, Casa de las Campanas Project, RB Callable 09/01/20 @ 100
5.250%, 09/01/24	$3,060	$3,515
California State University, Systemwide Project, Ser A, RB
5.000%, 11/01/17	2,000	2,406
California State University, Systemwide Project, Ser A, RB Callable 05/01/19 @ 100
5.250%, 11/01/21	2,000	2,399
California State University, Systemwide Project, Ser A, RB, AGM
5.000%, 11/01/16	1,235	1,450
California State, Communities Development Authority, Health Facilities-Adventist Health Project, Ser A, RB
5.000%, 03/01/15	1,385	1,524
California State, Communities Development Authority, Kaiser Permanente Project, Ser A, RB
5.000%, 04/01/19	2,000	2,366
California State, Communities Development Authority, Redlands Community Hospital Project, Ser A, RB
5.000%, 04/01/14	1,000	1,049
California State, Department of Water Resources, Power Supply Project, Ser H, RB Callable 05/01/18 @ 100
5.000%, 05/01/22	3,000	3,553
California State, Department of Water Resources, Ser L, RB
5.000%, 05/01/16	1,000	1,161

Description	Face Amount ($ Thousands)	Value ($ Thousands)

California State, Department of Water Resources, Ser M, RB
5.000%, 05/01/16	$1,600	$1,858
California State, Department of Water Resources, Water System Project, Ser Y, RB, FGIC Pre-Refunded @ 100
5.250%, 06/01/13 (A)	30	31
California State, Eastern Municipal Water District, Ser A, RB
5.000%, 07/01/18	700	844
California State, Educational Facilities Authority, Pepperdine University Authority, RB
5.000%, 09/01/20	225	279
5.000%, 09/01/21	325	407
5.000%, 09/01/22	800	1,011
5.000%, 09/01/25	785	968
California State, Educational Facilities Authority, Santa Clara University Project, RB, AMBAC
5.250%, 09/01/19	1,250	1,555
California State, GO Callable 03/01/16 @ 100
5.000%, 03/01/20	5,000	5,616
California State, GO Callable 11/01/20 @ 100
5.000%, 11/01/24	1,650	1,930
California State, GO
5.250%, 02/01/18	2,000	2,396
5.250%, 10/01/22	3,000	3,755
5.000%, 10/01/16	2,000	2,329
5.000%, 11/01/16	1,000	1,167
California State, GO Callable 03/01/20 @ 100
5.000%, 03/01/22	1,000	1,182
California State, GO Callable 09/01/21 @ 100
5.250%, 09/01/23	5,000	6,150
California State, Health Facilities Financing Authority, Episcopal Home Project, Ser B, RB
5.100%, 02/01/19	1,165	1,327
California State, Health Facilities Financing Authority, Sutter Health Project, Ser A, RB Callable 08/15/18 @ 100
5.250%, 08/15/22	3,600	4,272
California State, Municipal Finance Authority, Pilgrim Place Claremont Project, Ser A, RB
5.000%, 05/15/19	1,500	1,704

SEI Tax Exempt Trust / Annual Report / August 31, 2012	53

SCHEDULE OF INVESTMENTS

California Municipal Bond Fund (Continued)

August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

California State, Municipal Finance Authority, Pilgrim Place Claremont Project, Ser A, RB Callable 05/15/19 @ 100
5.500%, 05/15/21	$1,295	$1,471
California State, Public Works Board, Department of General Services Project, Ser A, RB, AGM Callable 04/01/16 @ 100
5.000%, 04/01/17	1,560	1,782
California State, Ser A, GO
5.000%, 07/01/16	2,775	3,232
5.000%, 07/01/18	1,175	1,435
California State, Various Purposes, GO
5.000%, 03/01/15	7,000	7,748
California State, Various Purposes, GO Callable 10/01/19 @ 100
5.250%, 10/01/22	5,000	5,929
California State, Various Purposes, GO, AGM
5.000%, 09/01/16	2,000	2,326
Golden West Schools, Financing Authority, Placentia-Yorba Linda University Project, RB, AMBAC
5.500%, 08/01/21	1,500	1,879
Imperial, Irrigation District & Electric Authority, RB
5.000%, 11/01/15	1,000	1,131
Imperial, Irrigation District & Electric Authority, Ser A, RB
5.000%, 11/01/19	1,020	1,235
Long Beach, Harbor Revenue, Ser B, RB
5.000%, 05/15/20	2,000	2,490
Long Beach, Unified School District, Election 2008, Ser A, GO Callable 08/01/19 @ 100
5.250%, 08/01/21	2,000	2,414
Los Angeles County, Metropolitan Transportation Authority, Ser D, RB
5.000%, 07/01/18	1,500	1,820
Los Angeles, Community College District, Election 2001, Ser A, GO, AGM Callable 08/01/15 @ 100
5.000%, 08/01/20	1,500	1,693
Los Angeles, Department of Airports, Los Angeles International Airport Project, Ser C, RB
5.000%, 05/15/17	1,200	1,400
Los Angeles, Department of Water & Power, Power System Project, Ser B, RB
5.000%, 07/01/20	2,200	2,744

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Los Angeles, Department of Water & Power, Ser C, RB Callable 07/01/22 @ 100
5.000%, 07/01/23	$750	$943
Los Angeles, Wastewater System Revenue, Ser B, RB Callable 06/01/22 @ 100
5.000%, 06/01/24	2,500	3,123
Palo Alto, Unified School District, GO, AGM Callable 08/01/15 @ 100
5.000%, 08/01/16	1,195	1,352
Rancho, Water District Financing Authority, Ser A, RB, AGM Callable 08/01/18 @ 100
5.000%, 08/01/21	1,385	1,614
Riverside, Community College District, GO, AGM Callable 08/01/15 @ 100
5.000%, 08/01/18	1,700	1,916
San Diego, Community College District, GO
5.000%, 08/01/20	1,625	2,031
San Diego County, Regional Transportation Commission, Ser A, RB
5.000%, 04/01/22	1,500	1,910
San Diego County, Regional Transportation Commission, Ser A, RB Callable 04/01/22 @ 100
5.000%, 04/01/24	2,000	2,506
San Diego County, Water Authority, Ser A, RB Callable 05/01/21 @ 100
5.000%, 05/01/23	5,000	6,084
San Diego, Public Facilities Financing Authority, Ser B, RB Callable 05/15/19 @ 100
5.000%, 05/15/22	3,660	4,423
5.000%, 05/15/24	1,000	1,180
San Diego, Redevelopment Agency, Centre City Redevelopment Project, Ser A, TA, XLCA
5.000%, 09/01/13	1,300	1,337
San Francisco Bay Area, Toll Authority, Ser F, RB Callable 04/01/17 @ 100
5.000%, 04/01/23	2,000	2,298
San Francisco City & County, Public Utilities Commission, Sub- Ser A, RB Callable 05/01/20 @ 100
5.000%, 11/01/20	1,075	1,337
San Francisco City & County, Public Utilities Commission, Sub- Ser D, RB Callable 11/01/21 @ 100
5.000%, 11/01/22	1,000	1,258

54	SEI Tax Exempt Trust / Annual Report / August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

San Francisco City & County, Ser A, COP
5.000%, 10/01/18	$2,000	$2,387
San Francisco City & County, Ser R1, GO
5.000%, 06/15/18	810	991
Santa Clara County, Fremont Union High School District, GO, NATL- RE FGIC Callable 09/01/15 @ 100
5.000%, 09/01/20	2,000	2,220
Santa Clara Valley, Transportation Authority, Ser A, RB Callable 06/01/21 @ 100
5.000%, 06/01/23	1,000	1,230
Santa Rosa, Wastewater Authority, Ser A, RB, AMBAC
5.000%, 09/01/16	2,000	2,326
Sonoma-Marin, Area Rail Transit District, Ser A, RB
5.000%, 03/01/20	750	909
South San Francisco, Unified School District, RB, NATL
5.000%, 09/15/17	1,070	1,269
Southern California, Metropolitan Water District, Ser B, RB
5.000%, 07/01/19	1,000	1,247
Southern California, Public Power Authority, Power Project, Ser A, RB, AGM
5.000%, 01/01/15	1,750	1,934
Turlock, Public Financing Authority, RB Callable 05/01/18 @ 100
4.000%, 05/01/23	2,105	2,213
University of California, Regents Medical Center, Ser A, RB, NATL Callable 05/15/15 @ 101
5.000%, 05/15/16	1,000	1,127
University of California, Ser E, RB
5.000%, 05/15/18	3,000	3,646
University of California, Ser K, RB, NATL Callable 05/15/15 @ 101
5.000%, 05/15/20	5,790	6,503
Val Verde, Unified School District, COP, FGIC
5.000%, 01/01/14 (B)	500	530
Val Verde, Unified School District, COP, FGIC Pre-Refunded @ 100
5.250%, 01/01/15 (A)	1,500	1,666
Ventura County, Community College District, GO
5.000%, 08/01/16	500	587
Whittier, Union High School District, GO, NATL Callable 08/01/15 @ 100
5.000%, 08/01/20	1,485	1,662

		164,692

Description	Face Amount ($ Thousands)/Shares	Value ($ Thousands)

Puerto Rico — 1.7%
Puerto Rico Commonwealth, Highway & Transportation Authority, Ser K, RB Pre-Refunded @ 100
5.000%, 07/01/15 (A)	$1,210	$1,369
Puerto Rico Commonwealth, Highway & Transportation Authority, Ser X, RB, AGM
5.500%, 07/01/15	1,490	1,647

		3,016

Total Municipal Bonds
(Cost $153,202) ($ Thousands)		167,708

TAX EXEMPT CORPORATE BOND — 1.2%

California — 1.2%
San Manuel Entertainment Callable 12/01/13 @ 102
4.500%, 12/01/16	2,000	2,087

Total Tax Exempt Corporate Bond
(Cost $2,000) ($ Thousands)		2,087

CASH EQUIVALENT — 2.7%
SEI Tax Exempt Trust, Institutional Tax Free Fund,
Cl A 0.020%† (C)	4,847,902	4,848

Total Cash Equivalent
(Cost $4,848) ($ Thousands)		4,848

Total Investments — 98.8%
(Cost $160,050) ($ Thousands)		$174,643

Percentages are based on Net Assets of $176,713 ($ Thousands).

†	Investment in Affiliated Security (see Note 2).

(A)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

(B)	Security is escrowed to maturity.

(C)	Rate shown is the 7-day effective yield as of August 31, 2012.

ABAG — Association of Bay Area Governments

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

Cl — Class

COP — Certificate of Participation

FGIC — Financial Guaranty Insurance Company

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

RB — Revenue Bond

RE — Reinsurance provided by the aforementioned guarantor.

Ser — Series

TA — Tax Allocation

XLCA — XL Capital Assurance

SEI Tax Exempt Trust / Annual Report / August 31, 2012	55

SCHEDULE OF INVESTMENTS

California Municipal Bond Fund (Concluded)

August 31, 2012

The following is a list of the inputs used as of August 31, 2012, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$167,708	$—	$167,708
Tax Exempt Corporate Bond	—	2,087	—	2,087
Cash Equivalent	4,848	—	—	4,848

Total Investments in Securities	$4,848	$169,795	$—	$174,643

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

56	SEI Tax Exempt Trust / Annual Report / August 31, 2012

SCHEDULE OF INVESTMENTS

Massachusetts Municipal Bond Fund

August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 99.3%

Guam — 0.7%
Territory of Guam, Ser A, RB
5.000%, 01/01/18	$250	$288

Massachusetts — 93.6%
Beverly, Municipal Purpose Loan, GO Callable 01/15/20 @ 100
5.000%, 01/15/22	500	600
Cambridge, GO
5.000%, 01/01/20	300	374
Fall River, GO, AGM Callable 02/01/13 @ 101
5.250%, 02/01/15	750	771
Massachusetts Bay, Transportation Authority, General Transportation System Project, Ser A, RB, FGIC
7.000%, 03/01/21	465	586
Massachusetts Bay, Transportation Authority, RB
5.875%, 03/01/15 (A)	90	99
5.875%, 03/01/15	95	104
Massachusetts Bay, Transportation Authority, Ser A, RB
5.250%, 07/01/30	500	665
5.000%, 07/01/22	500	635
Massachusetts Bay, Transportation Authority, Ser B, RB
5.250%, 07/01/21	1,000	1,279
Massachusetts Bay, Transportation Authority, Ser C, RB
5.500%, 07/01/18	485	606
5.250%, 07/01/21	250	320
Massachusetts Bay, Transportation Authority, Ser D, RB
5.000%, 07/01/17 (A)	500	603

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Massachusetts State, College Building Authority, Ser B, RB Callable 05/01/20 @ 100
5.000%, 05/01/22	$540	$655
Massachusetts State, Development Finance Agency, Babson College Project, Ser A, RB, NATL
5.000%, 10/01/17	500	577
Massachusetts State, Development Finance Agency, Boston College Project, Ser P, RB Callable 07/01/17 @ 100
5.000%, 07/01/19	250	293
Massachusetts State, Development Finance Agency, Boston University Project, Ser U-6C, RB Callable 09/05/12 @ 100
0.180%, 10/01/42 (B)(C)	200	200
Massachusetts State, Development Finance Agency, Brandeis University Project, Ser O-1, RB Callable 10/01/19 @ 100
5.000%, 10/01/22	500	573
Massachusetts State, Development Finance Agency, College Holy Cross Project, Ser B, RB, AMBAC Callable 09/01/17 @ 100
5.000%, 09/01/18	250	296
Massachusetts State, Development Finance Agency, Partners Health Care System Project, Ser K-6, RB
5.000%, 07/01/16	500	579
Massachusetts State, Development Finance Agency, Phillips Academy Project, RB
5.000%, 09/01/18	250	309
Massachusetts State, Development Finance Agency, Ser L, RB
5.000%, 07/01/20	500	609
Massachusetts State, Development Finance Agency, Tufts Medical Center Project, Ser I, RB
5.000%, 01/01/19	300	340
Massachusetts State, Development Finance Agency, Visual & Performing Arts Project, RB
5.750%, 08/01/14	500	543
Massachusetts State, Development Finance Agency, Whitehead Institute for Biomedical Research Project, RB
5.000%, 06/01/18	500	608
Massachusetts State, Educational Financing Authority, Ser A, RB
5.500%, 01/01/17	500	574

SEI Tax Exempt Trust / Annual Report / August 31, 2012	57

SCHEDULE OF INVESTMENTS

Massachusetts Municipal Bond Fund (Continued)

August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Massachusetts State, Educational Financing Authority, Ser J, AMT, RB
5.000%, 07/01/20	$500	$557
Massachusetts State, Health & Educational Facilities Authority, Eye & Ear Infirmary Project, Ser C, RB
5.000%, 07/01/18	500	564
Massachusetts State, Health & Educational Facilities Authority, Harvard University Project, Ser A, RB Callable 11/15/18 @ 100
5.250%, 11/15/21	500	627
Massachusetts State, Health & Educational Facilities Authority, Harvard University Project, Ser A, RB Callable 12/15/19 @ 100
5.000%, 12/15/24	500	614
Massachusetts State, Health & Educational Facilities Authority, Lahey Clinic Medical Center Project, Ser C, RB, NATL-RE FGIC
5.000%, 08/15/15	1,070	1,182
Massachusetts State, Health & Educational Facilities Authority, Massachusetts Institute of Technology Project, Ser K, RB
5.500%, 07/01/22	250	335
Massachusetts State, Health & Educational Facilities Authority, Massachusetts Institute of Technology Project, Ser M, RB
5.250%, 07/01/29	500	700
Massachusetts State, Health & Educational Facilities Authority, Northeastern University Project, Ser A, RB
5.000%, 10/01/17	500	590
Massachusetts State, Health & Educational Facilities Authority, Partners Health Care System Project, Ser G, RB Callable 07/01/17 @ 100
5.000%, 07/01/18	200	235
Massachusetts State, Health & Educational Facilities Authority, Suffolk University Project, Ser A, RB Callable 07/01/19 @ 100
6.000%, 07/01/24	500	577
Massachusetts State, Port Authority, Bosfuel Project, AMT, RB, NATL-RE FGIC
5.000%, 07/01/16	750	805

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Massachusetts State, Port Authority, Ser B, RB Callable 07/01/20 @ 100
5.000%, 07/01/21	$500	$606
Massachusetts State, Port Authority, Ser C, RB, NATL Callable 07/01/13 @ 100
5.000%, 07/01/14	300	312
Massachusetts State, Port Authority, Ser C, AMT, RB, AGM
5.000%, 07/01/15	1,150	1,276
Massachusetts State, School Building Authority, Ser A, RB Callable 08/15/22 @ 100
5.000%, 08/15/23	1,000	1,261
Massachusetts State, School Building Authority, Ser A, RB
5.000%, 05/15/17	500	595
5.000%, 08/15/21	1,000	1,262
Massachusetts State, School Building Authority, Ser A, RB, AMBAC
5.000%, 08/15/17	500	599
Massachusetts State, School Building Authority, Ser B, RB
5.000%, 10/15/16	300	353
5.000%, 10/15/21	210	266
Massachusetts State, Ser A, GO, AGM
5.250%, 08/01/20	500	635
Massachusetts State, Ser B, GO
5.250%, 08/01/22	500	645
Massachusetts State, Ser B, GO, AGM
5.250%, 09/01/21	500	641
Massachusetts State, Ser C, GO, NATL
5.500%, 12/01/20	750	971
Massachusetts State, Ser D, GO
5.500%, 10/01/16	200	239
5.500%, 11/01/19	1,150	1,468
Massachusetts State, Water Pollution Abatement Trust, MWRA Program, Sub-Ser A, RB
6.000%, 08/01/19	500	656
Massachusetts State, Water Pollution Abatement Trust, Pool Program, Ser 8, RB Callable 10/09/12 @ 100
5.250%, 08/01/13	5	5
Massachusetts State, Water Pollution Abatement Trust, Pool Program, Ser A, RB
5.250%, 08/01/19	350	442
Massachusetts State, Water Pollution Abatement Trust, State Revolving Fund, Ser 14, RB
5.000%, 08/01/19	1,000	1,247

58	SEI Tax Exempt Trust / Annual Report / August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Massachusetts State, Water Resources Authority, Ser A, RB
5.000%, 08/01/15	$760	$858
Massachusetts State, Water Resources Authority, Ser B, RB, AGM
5.250%, 08/01/23	500	649
Massachusetts State, Water Resources Authority, Ser J, RB, AGM
5.250%, 08/01/18	500	617
Metropolitan Boston, Transit Parking, RB Callable 07/01/21 @ 100
5.000%, 07/01/22	500	597
Springfield, Municipal Purpose Loan, GO, NATL
5.250%, 08/01/15	500	562
University of Massachusetts, Building Authority, Ser 2009-1, RB
5.000%, 05/01/17	1,000	1,181
University of Massachusetts, Building Authority, Ser Senior 1, RB
5.000%, 11/01/20	500	628

		38,155

Puerto Rico — 5.0%
Puerto Rico Commonwealth, Electric Power Authority, Ser LL, RB, NATL
5.500%, 07/01/18	250	286
Puerto Rico Commonwealth, Electric Power Authority, Ser QQ, RB, XLCA
5.500%, 07/01/16	250	281
Puerto Rico Commonwealth, Government Development Board, Senior Notes, Ser B, RB
5.000%, 12/01/14	250	268
Puerto Rico Commonwealth, Highway & Transportation Authority, Ser Y, RB, NATL
6.250%, 07/01/14	5	5
6.250%, 07/01/14 (A)	45	50
Puerto Rico Commonwealth, Infrastructure Financing Authority, Special Tax, Ser C, RB, AMBAC
5.500%, 07/01/16	250	276
Puerto Rico Commonwealth, Sales Tax Financing, Sub-Ser A, RB Callable 08/01/19 @ 100
5.500%, 08/01/21	500	583

Description	Face Amount ($ Thousands)/Shares	Value ($ Thousands)

Puerto Rico Commonwealth, GO
6.500%, 07/01/13	$250	$262

		2,011

Total Municipal Bonds (Cost $36,767) ($ Thousands)		40,454

CASH EQUIVALENT — 0.0%
SEI Tax Exempt Trust, Institutional Tax Free Fund, Cl A
0.020%† (D)	1,261	1

Total Cash Equivalent (Cost $1) ($ Thousands)		1

Total Investments — 99.3% (Cost $36,768) ($ Thousands)		$40,455

Percentages are based on Net Assets of $40,750 ($ Thousands).

†	Investment in Affiliated Security (see Note 2).

(A)	Security is escrowed to maturity.

(B)	Securities are held in connection with a letter of credit issued by a major bank.

(C)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on August 31, 2012. The demand and interest rate reset feature gives this security a shorter effective maturity date.

(D)	Rate shown is the 7-day effective yield as of August 31, 2012.

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

AMT — Alternative Minimum Tax (subject to)

Cl — Class

FGIC — Financial Guaranty Insurance Company

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

RB — Revenue Bond

RE — Reinsurance provided by the aforementioned guarantor.

Ser — Series

XLCA — XL Capital Assurance

The following is a list of the inputs used as of August 31, 2012, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$40,454	$—	$40,454
Cash Equivalent	1	—	—	1

Total Investments in Securities	$1	$40,454	$—	$40,455

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

SEI Tax Exempt Trust / Annual Report / August 31, 2012	59

SCHEDULE OF INVESTMENTS

New Jersey Municipal Bond Fund

August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 97.3%

New Jersey — 87.8%
Burlington County, Bridge Commission, RB Callable 10/15/12 @ 100
5.000%, 10/15/13	$20	$20
Camden County, Municipal Utilities Authority, County Agreement Project, Ser B, RB, NATL-RE FGIC
5.000%, 07/15/15	1,750	1,933
Freehold, Regional High School District, GO, NATL-RE FGIC
5.000%, 03/01/15	1,280	1,408
Garden State, Preservation Trust, Ser A, RB
4.000%, 11/01/21	2,500	2,957
Garden State, Preservation Trust, Ser C, RB, AGM
5.125%, 11/01/16	1,000	1,189
Gloucester County, Improvement Authority, Ser A, RB
5.000%, 07/15/23	1,000	1,224
Lacey, Municipal Utilities Authority, RB, AMBAC Callable 12/01/17 @ 100
5.000%, 12/01/19	550	635
Matawan-Aberdeen, Regional School District, GO Callable 09/15/21 @ 100
5.000%, 09/15/23	500	602
Monmouth County, Improvement Authority, Government Pooled Loan, RB
5.000%, 01/15/18	700	842
Montgomery Township, Board of Education, GO
5.000%, 08/01/18	800	972

New Jersey Institute of Technology, Ser A, RB Callable 07/01/22 @ 100
5.000%, 07/01/25	500	602
5.000%, 07/01/26	400	479
5.000%, 07/01/27	500	596

Description	Face Amount ($ Thousands)	Value ($ Thousands)
New Jersey State, Economic Development Authority, Motor Vehicle Surcharges Project, Ser A, RB, NATL Callable 07/01/14 @ 100
5.250%, 07/01/15	$2,000	$2,181
New Jersey State, Economic Development Authority, School Facilities Construction Project, Ser DD-1, RB
5.000%, 12/15/17	1,000	1,189
New Jersey State, Economic Development Authority, School Facilities Construction Project, Ser K, RB, AMBAC Callable 12/15/15 @ 100
5.250%, 12/15/16	1,485	1,690
New Jersey State, Educational Facilities Authority, College of New Jersey Project, Ser D, RB, AGM Callable 07/01/18 @ 100
5.000%, 07/01/23	2,695	3,095
New Jersey State, Educational Facilities Authority, Princeton University Project, Ser E, RB
5.000%, 07/01/15	2,500	2,827
New Jersey State, Educational Facilities Authority, Princeton University Project, Ser K, RB
5.250%, 07/01/18	700	873
New Jersey State, Educational Facilities Authority, Ramapo College Project, Ser I, RB, AMBAC Callable 07/01/17 @ 100
5.000%, 07/01/18	1,620	1,823
New Jersey State, Environmental Infrastructure Trust, Ser A, RB
5.250%, 09/01/21	1,000	1,315
5.000%, 09/01/20	1,220	1,555
New Jersey State, Environmental Infrastructure Trust, Ser B, RB
5.250%, 09/01/21	1,000	1,315
New Jersey State, GO
5.250%, 08/01/21	2,000	2,526
New Jersey State, Health Care Facilities Financing Authority, Atlanticare Regional Medical Center Project, RB Callable 07/01/17 @ 100
5.000%, 07/01/21	2,000	2,214

New Jersey State, Health Care Facilities Financing Authority, Children's Specialized Hospital Project, Ser A, RB
5.000%, 07/01/14	510	541

60	SEI Tax Exempt Trust / Annual Report / August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)
New Jersey State, Health Care Facilities Financing Authority, Children's Specialized Hospital Project, Ser A, RB Callable 07/01/15 @ 100
5.000%, 07/01/18	$200	$211
New Jersey State, Health Care Facilities Financing Authority, Kennedy Health Systems Project, RB
5.000%, 07/01/20	2,040	2,353
New Jersey State, Health Care Facilities Financing Authority, South Jersey Hospital Project, RB Callable 07/01/16 @ 100
5.000%, 07/01/17	1,875	2,087
New Jersey State, Ser H, GO, AGM
5.250%, 07/01/15	1,485	1,682
New Jersey State, Transportation Trust Fund Authority, Transportation Systems Project, Ser A, RB
5.500%, 12/15/21	2,500	3,172
New Jersey State, Transportation Trust Fund Authority, Transportation Systems Project, Ser A, RB, AGM
5.500%, 12/15/16	3,000	3,584
New Jersey State, Transportation Trust Fund Authority, Transportation Systems Project, Ser A, RB, NATL
5.250%, 12/15/21	1,600	1,971
5.250%, 12/15/21 (A)	15	20
New Jersey State, Transportation Trust Fund Authority, Transportation Systems Project, Ser C, RB, FGIC Pre-Refunded @ 100
5.250%, 06/15/15 (B)	1,165	1,322
New Jersey State, Transportation Trust Fund Authority, Transportation Systems Project, Ser C, RB, NATL Pre-Refunded @ 100
5.250%, 06/15/15 (B)	1,000	1,135
New Jersey State, Transportation Trust Fund Authority, Transportation Systems Project, Ser C, RB, NATL
5.250%, 06/15/13 (A)	3,000	3,118
New Jersey State, Transportation Trust Fund Authority, Transportation Systems Project, Ser D, RB, AMBAC Pre-Refunded @ 100
5.000%, 06/15/15 (B)	2,115	2,386

New Jersey State, Turnpike Authority, Ser H, RB Callable 01/01/19 @ 100
5.000%, 01/01/20	1,000	1,193
Ocean County, GO
4.000%, 08/01/19	710	831

Description	Face Amount ($ Thousands)/Shares	Value ($ Thousands)
Rutgers University, Ser F, RB Callable 05/01/19 @ 100
5.000%, 05/01/21	$1,040	$1,251
5.000%, 05/01/22	1,000	1,195
South Jersey, Transportation Authority, Ser A-1, RB
4.000%, 11/01/17	1,000	1,122
West Windsor Plainsboro, Regional School District, GO, AGM
5.000%, 09/15/16	1,075	1,259
5.000%, 09/15/17	635	763

		67,258

New York — 4.6%
New York & New Jersey, Port Authority, Ser 148th, RB, AGM Callable 08/15/17 @ 100
5.000%, 08/15/19	3,000	3,494

Pennsylvania — 3.4%
Delaware River, Joint Toll Bridge Commission, Ser A, RB, NATL
5.500%, 07/01/18	1,500	1,774
5.000%, 07/01/16	730	822

		2,596

Puerto Rico — 1.5%
Puerto Rico Commonwealth, Sales Tax Financing Authority, Ser A, RB Callable 08/01/19 @ 100
5.000%, 08/01/24	1,000	1,126

Total Municipal Bonds (Cost $68,525) ($ Thousands)		74,474

CASH EQUIVALENT — 2.0%
SEI Tax Exempt Trust, Institutional Tax Free Fund, Cl A
0.020%† (C)	1,552,828	1,553

Total Cash Equivalent (Cost $1,553) ($ Thousands)		1,553

Total Investments — 99.3% (Cost $70,078) ($ Thousands)		$76,027

Percentages are based on Net Assets of $76,595 ($ Thousands).

†	Investment in Affiliated Security (see Note 2).

(A)	Security is escrowed to maturity.

(B)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

(C)	Rate shown is the 7-day effective yield as of August 31, 2012.

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

Cl — Class

FGIC — Financial Guaranty Insurance Company

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

SEI Tax Exempt Trust / Annual Report / August 31, 2012	61

SCHEDULE OF INVESTMENTS

New Jersey Municipal Bond Fund (Concluded)

August 31, 2012

RB — Revenue Bond

RE — Reinsurance provided by the aforementioned guarantor.

Ser — Series

The following is a list of the inputs used as of August 31, 2012, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$74,474	$—	$74,474
Cash Equivalent	1,553	—	—	1,553

Total Investments in Securities	$1,553	$74,474	$—	$76,027

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

62	SEI Tax Exempt Trust / Annual Report / August 31, 2012

SCHEDULE OF INVESTMENTS

New York Municipal Bond Fund

August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 99.2%

Guam — 1.3%
Territory of Guam, Section 30, Ser A, RB Callable 12/01/19 @ 100
5.375%, 12/01/24	$500	$552
Territory of Guam, Ser A, RB
5.000%, 01/01/18	730	840

		1,392

New York — 90.9%
Albany, Municipal Water Finance Authority, Ser A, RB
5.000%, 12/01/21	585	725
Babylon, Industrial Development Agency, Covanta Babylon Project, Ser A, RB
5.000%, 01/01/17	1,000	1,100
Erie County, Fiscal Stability Authority, Ser A, RB
5.000%, 05/15/17	850	1,001
Erie County, Water Authority, RB
5.000%, 12/01/16	1,000	1,169
Hempstead, Local Development Authority, Molloy College Project, RB Callable 07/01/19 @ 100
5.250%, 07/01/23	1,500	1,740
Long Island, Power Authority, Ser A, RB
5.000%, 05/01/20	1,000	1,194
Long Island, Power Authority, Ser E, RB, NATL Callable 12/01/16 @ 100
5.000%, 12/01/18	1,000	1,159

Long Island, Power Authority, Ser E, RB, NATL-RE FGIC Callable 12/01/16 @ 100
5.000%, 12/01/17	500	582

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Metropolitan New York, Transportation Authority, Ser A, RB, NATL
5.000%, 11/15/14	$1,290	$1,413
Metropolitan New York, Transportation Authority, Ser A, RB, NATL-RE FGIC Callable 11/15/17 @ 100
5.000%, 11/15/18	1,000	1,180
Metropolitan New York, Transportation Authority, Ser A, RB, NATL-RE FGIC
5.500%, 11/15/19	400	495
Metropolitan New York, Transportation Authority, Ser A-1, RB
5.000%, 11/15/14	500	549
Metropolitan New York, Transportation Authority, Ser B, RB Callable 11/15/19 @ 100
5.250%, 11/15/20	500	617
Monroe County, Industrial Development Authority, Ser B, RB
5.000%, 07/01/21	1,035	1,250
Mount Sinai, Union Free School District, GO, AMBAC
6.200%, 02/15/14	500	540
New York & New Jersey, Port Authority, RB
5.000%, 12/01/20	1,000	1,242
New York & New Jersey, Port Authority, Ser 131st, AMT, RB Callable 06/15/13 @ 101
5.000%, 12/15/13	1,500	1,567
New York & New Jersey, Port Authority, Ser 85th, RB, AMBAC
5.200%, 09/01/15	1,215	1,378
New York City, Educational Construction Fund, Ser A, RB Callable 04/01/21 @ 100
6.500%, 04/01/22	1,000	1,286
New York City, Health & Hospital System, Ser A, RB
5.000%, 02/15/18	2,000	2,359

New York City, Housing Development, Capital Funding Program-New York City Housing Authority, Ser A, RB, NATL-RE FGIC Callable 07/01/15 @ 100
5.000%, 07/01/16	1,975	2,159

SEI Tax Exempt Trust / Annual Report / August 31, 2012	63

SCHEDULE OF INVESTMENTS

New York Municipal Bond Fund (Continued)

August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)
New York City, Industrial Development Agency, Terminal One Group Association Project, AMT, RB
5.500%, 01/01/14	$1,000	$1,046
New York City, Ser A, GO
5.000%, 08/01/18	1,400	1,697
New York City, Ser A1, GO, AGM
5.000%, 08/01/16	1,000	1,169
New York City, Ser B, GO
5.000%, 08/01/18	2,500	3,030
New York City, Ser C, GO, NATL
5.000%, 08/01/15	750	848
New York City, Ser E, GO
5.000%, 08/01/17	2,000	2,385
5.000%, 08/01/19	1,000	1,225
New York City, Ser G, GO, AMBAC Callable 02/01/16 @ 100
5.000%, 08/01/17	725	827
New York City, Ser H, GO
5.000%, 08/01/18	1,600	1,939
New York City, Ser H, GO, NATL-RE FGIC Callable 08/01/14 @ 100
5.000%, 08/01/15	750	818
New York City, Ser I, GO
5.000%, 08/01/18	1,000	1,212
New York City, Ser I, GO, NATL Callable 08/01/14 @ 100
5.000%, 08/01/17	500	544
New York City, Sub-Ser E-5, GO Callable 10/01/12 @ 100
0.110%, 08/01/15 (A)(B)	400	400
New York City, Sub-Ser I-1, GO Callable 04/01/19 @ 100
5.000%, 04/01/20	1,000	1,209
New York City, Sub-Ser J-1, GO Callable 06/01/16 @ 100
5.000%, 06/01/17	300	346
New York City, Transit Authority, Livingston Plaza Project, RB, AGM
5.400%, 01/01/18 (C)	105	119

New York City, Transitional Finance Authority, Building Aid Revenue Project, Ser S-1, RB, NATL-RE FGIC
5.000%, 07/15/16	350	406
New York City, Transitional Finance Authority, Future Tax Secured Revenue Project, Ser D, RB
5.000%, 11/01/17	750	904

Description	Face Amount ($ Thousands)	Value ($ Thousands)
New York City, Transitional Finance Authority, Future Tax Secured Revenue Project, Sub-Ser D-1, RB Callable 11/01/21 @ 100
5.000%, 11/01/22	$1,000	$1,241
New York City, Transitional Finance Authority, Sub-Ser A-1, RB
5.000%, 11/01/19	1,650	2,041
New York City, Trust for Cultural Resources, Museum of Modern Art Project, Ser 1A, RB
5.000%, 10/01/17	1,000	1,200
New York City, Trust for Cultural Resources, Ser A, RB
5.000%, 04/01/19	500	611
New York State, Dormitory Authority, Columbia University Project, Ser A, RB Callable 07/01/16 @ 100
5.000%, 07/01/20	1,000	1,152
New York State, Dormitory Authority, Cornell University Project, Ser B, RB
5.000%, 07/01/16	500	581
New York State, Dormitory Authority, Health Quest Systems Project, Ser B, RB, AGM
5.000%, 07/01/15	740	811
5.000%, 07/01/16	655	736
New York State, Dormitory Authority, Hospital Special Surgery Project, RB Callable 08/15/19 @ 100
5.500%, 02/15/24	1,150	1,365
New York State, Dormitory Authority, Interfaith Medical Center Project, RB
5.000%, 02/15/18	1,000	1,171
New York State, Dormitory Authority, Mental Health Project, RB, AGM Callable 02/15/15 @ 100
5.000%, 02/15/16	1,500	1,660

New York State, Dormitory Authority, Mental Health Services Facilities Improvement Project, Ser D, RB, AGM
5.250%, 08/15/18	1,000	1,216
New York State, Dormitory Authority, Mental Health Services Facilities Improvement Project, Ser D, RB, NATL-RE FGIC Callable 02/15/15 @ 100
5.000%, 08/15/19	1,000	1,091

64	SEI Tax Exempt Trust / Annual Report / August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)
New York State, Dormitory Authority, Mount Sinai Hospital Project, Ser A, RB
5.000%, 07/01/18	$795	$912
New York State, Dormitory Authority, Mount Sinai School of Medicine Project, RB Callable 07/01/19 @ 100
5.500%, 07/01/25	1,000	1,150
New York State, Dormitory Authority, Mount Sinai School of Medicine Project, Ser A, RB
5.000%, 07/01/17	1,000	1,142
New York State, Dormitory Authority, New York University Project, Ser A, RB, NATL
6.000%, 07/01/19	100	128
New York State, Dormitory Authority, New York University Project, Ser B, RB
5.000%, 07/01/16	500	581
New York State, Dormitory Authority, NYU Hospital Center Project, Ser A, RB
5.000%, 07/01/20	1,000	1,187
New York State, Dormitory Authority, RB
5.000%, 05/01/18	650	761
5.000%, 05/15/18	500	600
New York State, Dormitory Authority, School Districts Financing Program, Ser A, RB
5.000%, 10/01/20	1,000	1,199
New York State, Dormitory Authority, Ser 1, RB
5.000%, 07/01/21	1,000	1,223
New York State, Dormitory Authority, Ser A, RB Callable 02/15/19 @ 100
5.250%, 02/15/22	1,000	1,229
New York State, Dormitory Authority, Ser A, RB
5.000%, 10/01/18	1,000	1,239

5.000%, 12/15/22	1,475	1,861
New York State, Dormitory Authority, Ser B, RB
5.000%, 07/01/16	1,000	1,159
New York State, Dormitory Authority, Ser B, RB, AMBAC
5.500%, 03/15/24	1,000	1,324
New York State, Dormitory Authority, Siena College Project, RB, NATL
5.000%, 07/01/16	500	559

Description	Face Amount ($ Thousands)	Value ($ Thousands)
New York State, Dormitory Authority, State University Educational Facilities Project, Ser A, RB
5.500%, 05/15/13	$315	$327
New York State, Dormitory Authority, State University Educational Facilities Project, Ser A, RB, AMBAC
5.250%, 05/15/15	1,170	1,269
New York State, Dormitory Authority, The New School Project, RB
5.000%, 07/01/16	505	567
New York State, Environmental Facilities, Revolving Funds, RB
5.000%, 08/15/17	1,100	1,323
New York State, Environmental Facilities, Revolving Funds, Ser B, RB
5.000%, 11/15/16	1,000	1,185
5.000%, 02/15/20	1,000	1,247
New York State, Local Government Assistance, Ser E, RB
6.000%, 04/01/14	685	725
New York State, Mortgage Agency, Higher Education Finance, RB Callable 11/01/19 @ 100
5.250%, 11/01/20	155	177
New York State, Mortgage Agency, Homeowner Mortgage Project, Ser 98, RB Callable 09/21/12 @ 100
5.050%, 10/01/17	145	145
New York State, Power Authority, Ser A, RB
5.000%, 11/15/22	500	637
New York State, Thruway Authority, Ser A, RB
5.000%, 04/01/14	350	376
4.000%, 04/01/16	270	301
New York State, Thruway Authority, Ser B, RB Callable 10/01/18 @ 100
5.000%, 04/01/20	1,000	1,184
New York State, Thruway Authority, Ser B, RB
5.250%, 04/01/18	1,000	1,215

New York State, Thruway Authority, Ser B, RB, NATL-RE FGIC Callable 10/01/15 @ 100
5.000%, 04/01/16	2,000	2,280
New York State, Thruway Authority, Ser I, RB
5.000%, 01/01/19	1,200	1,424
New York State, Urban Development, Personal Income Tax Project, RB, AMBAC
5.500%, 03/15/18	1,000	1,234

SEI Tax Exempt Trust / Annual Report / August 31, 2012	65

SCHEDULE OF INVESTMENTS

New York Municipal Bond Fund (Concluded)

August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)
New York State, Urban Development, Personal Income Tax Project, Ser A1, RB
5.000%, 12/15/16	$250	$295
5.000%, 12/15/17	1,000	1,208
New York State, Urban Development, Service Contract, RB, AGM
5.000%, 01/01/15	500	550
New York State, Urban Development, Service Contract, Ser A, RB
5.000%, 01/01/15	500	553
Sales Tax Asset Receivable, Ser A, RB, NATL Callable 10/15/14 @ 100
5.000%, 10/15/17	1,000	1,100
Town of Oyster Bay, Ser A, GO
5.000%, 03/15/21	765	935
Triborough Bridge & Tunnel Authority, RB, NATL
5.500%, 11/15/20	750	949
Triborough Bridge & Tunnel Authority, Ser B, RB
5.000%, 11/15/19	1,000	1,234
Triborough Bridge & Tunnel Authority, Ser C, RB
5.000%, 11/15/15	1,000	1,140
Westchester County, Health Care, Ser B, RB
5.000%, 11/01/16	1,000	1,137
Westchester County, Ser C, GO
5.000%, 11/01/17	500	607
Yonkers, Ser A, GO, AGM
5.000%, 05/01/17	300	337

		101,620

Puerto Rico — 7.0%
Puerto Rico Commonwealth, Electric Power Authority, Ser QQ, RB, XLCA
5.500%, 07/01/16	500	562
Puerto Rico Commonwealth, Electric Power Authority, Ser UU, RB, NATL
5.000%, 07/01/19	500	559

Puerto Rico Commonwealth, Highway & Transportation Authority, RB, AGM
5.500%, 07/01/25	1,740	2,079
Puerto Rico Commonwealth, Highway & Transportation Authority, Ser Y, RB, NATL
6.250%, 07/01/14	10	11
6.250%, 07/01/14 (C)	115	127

Puerto Rico Commonwealth, Housing Finance Authority, Capital Funding Program, RB, HUD
5.000%, 12/01/13	515	542

Description	Face Amount ($ Thousands)/Shares	Value ($ Thousands)
Puerto Rico Commonwealth, Infrastructure Financing Authority, Special Tax, Ser C, RB, AMBAC
5.500%, 07/01/16	$500	$551
5.500%, 07/01/18	1,000	1,116
Puerto Rico Commonwealth, Public Buildings Authority, Government Facilities Project, Ser N, RB
5.250%, 07/01/17	765	838
Puerto Rico Commonwealth, Sales
Tax Financing, Sub-Ser A, RB Callable 08/01/19 @ 100
5.500%, 08/01/21	1,250	1,458

		7,843

Total Municipal Bonds (Cost $103,319) ($ Thousands)		110,855

CASH EQUIVALENT — 0.1%
SEI Tax Exempt Trust, Institutional Tax Free Fund, Cl A 0.020% †(D)	104,288	104

Total Cash Equivalent (Cost $104) ($ Thousands)		104

Total Investments — 99.3% (Cost $103,423) ($ Thousands)		$110,959

Percentages are based on Net Assets of $111,760 ($ Thousands).

†	Investment in Affiliated Security (see Note 2).

(A)	Securities are held in connection with a letter of credit issued by a major bank.

(B)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on August 31, 2012. The demand and interest rate reset feature gives this security a shorter effective maturity date.

(C)	Security is escrowed to maturity.

(D)	Rate shown is the 7-day effective yield as of August 31, 2012.

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

AMT — Alternative Minimum Tax (subject to)

Cl — Class

FGIC — Financial Guaranty Insurance Company

GO — General Obligation

HUD — Housing Urban Development

NATL — National Public Finance Guarantee Corporation

RB — Revenue Bond

RE — Reinsurance provided by the aforementioned guarantor.

Ser — Series

XLCA — XL Capital Assurance

The following is a list of the inputs used as of August 31, 2012, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$110,855	$—	$110,855
Cash Equivalent	104	—	—	104

Total Investments in Securities	$104	$110,855	$—	$110,959

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

66	SEI Tax Exempt Trust / Annual Report / August 31, 2012

SCHEDULE OF INVESTMENTS

Pennsylvania Municipal Bond Fund

August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 97.1%

Guam — 1.2%
Territory of Guam, Section 30, Ser A, RB Callable 12/01/19 @ 100
5.375%, 12/01/24	$1,000	$1,105

Pennsylvania — 88.5%
Adams County, Industrial Development Authority, Gettysburg College Project, RB
5.000%, 08/15/19	1,000	1,173
Allegheny County, Hospital Development Authority, University of Pittsburgh Medical Center Project, Ser A, RB
5.000%, 05/15/18	1,000	1,182
Allegheny County, Hospital Development Authority, University of Pittsburgh Medical Center Project, Ser B, RB
5.250%, 06/15/15	1,000	1,122
Allegheny County, Industrial Development Authority, Duquesne Light-Pollution Control Project, RB, AMBAC
4.350%, 12/01/13	575	600
Allegheny County, Port Authority, RB
5.000%, 03/01/17	750	860
Allegheny County, Residential Finance Authority, Single-Family Mortgage Project, Ser CC-1, RB, Callable 10/09/12 @ 100
5.200%, 05/01/17	565	566

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Allegheny County, Sanitary Authority, RB, AGM
5.000%, 12/01/19	$500	$586
Allegheny County, Sanitary Authority, RB, AGM Callable 12/01/20 @ 100
5.000%, 06/01/24	1,000	1,146
Beaver County, Hospital Authority, RB
5.000%, 05/15/21	1,000	1,196
Bensalem Township, Water & Sewer Authority, RB Callable 10/09/12 @ 100
6.750%, 12/01/14 (A)	30	32
Berks County, GO, AMBAC
5.850%, 11/15/18	1,000	1,268
Bethel Park, School District, GO Callable 08/01/19 @ 100
5.000%, 08/01/22	1,000	1,223
Bucks County, Water & Sewer Authority, RB, AGM
5.000%, 12/01/20	500	611
Central Bucks, School District, GO Pre-Refunded @ 100
5.000%, 05/15/18 (B)	1,500	1,845
Central Dauphin, School District, GO, NATL Pre-Refunded @ 100
6.000%, 02/01/16 (B)	1,000	1,186
Chester County, Ser C, GO
5.000%, 07/15/19	1,000	1,240
Clairton Municipal Authority, Ser B, RB
5.000%, 12/01/20	1,035	1,158
Commonwealth of Pennsylvania, GO Callable 11/15/21 @ 100
5.000%, 11/15/22	1,000	1,254
Delaware County, Health Care Authority, Mercy Health Project, Ser A, RB Callable 10/09/12 @ 100
5.125%, 11/15/12 (A)	30	30
Delaware County, Higher Education Authority, Haverford College Project, RB Callable 05/15/20 @ 100
5.000%, 11/15/21	775	925
Franklin County, Industrial Development Authority, Chambersburg Hospital Project, RB
5.000%, 07/01/18	1,000	1,132

SEI Tax Exempt Trust / Annual Report / August 31, 2012	67

SCHEDULE OF INVESTMENTS

Pennsylvania Municipal Bond Fund (Continued)

August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Lancaster County, Hospital Authority, Lancaster General Hospital Project, Ser B, RB Callable 03/15/17 @ 100
5.000%, 03/15/20	$1,000	$1,128
Luzerne County, Ser C, GO, NATL- RE FGIC
5.250%, 12/15/15	1,000	1,074
McKeesport Area, School District, Ser C, GO Callable 10/09/12 @ 100
5.000%, 04/01/13 (A)	70	71
McKeesport, Municipal Authority, RB, AGM
5.000%, 12/15/21	1,290	1,515
Montgomery County, Higher Education & Health Authority, Dickinson College Project, Ser FF- 1, RB, CIFG
5.000%, 05/01/16	1,140	1,288
Montgomery County, Industrial Development Authority, Montenay Project, Ser A, RB, NATL
5.250%, 11/01/14	1,000	1,067
Montgomery County, Industrial Development Authority, Jefferson Health Systems Project, Ser A, RB
5.000%, 10/01/19	830	980
Montgomery County, Ser C, GO Callable 12/15/19 @ 100
5.000%, 12/15/23	1,000	1,212
North Wales, Water Authority, Ser A, RB
5.000%, 11/01/17	1,350	1,606
Northampton County, Industrial Development Authority, Moravian Hall Square Project, RB Callable 01/01/13 @ 100
5.500%, 07/01/15	995	1,004
Northampton/Bucks County, Municipal Authority, RB Callable 10/09/12 @ 100
6.750%, 11/01/13 (A)	5	5
Penn State University, Ser A, RB Callable 03/01/19 @ 100
5.000%, 03/01/22	835	974
Penn State University, Ser B, RB
5.250%, 08/15/21	1,000	1,241
Pennsylvania State, Economic Development Financing Authority, York Water Project, Ser A, AMT, RB, XLCA Callable 04/01/14 @ 100
5.000%, 04/01/16	1,450	1,521
Pennsylvania State, GO
5.000%, 07/01/19	1,000	1,233

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Pennsylvania State, Higher Educational Facilities Authority, Allegheny Delaware Valley Obligation Project, Ser A, RB, NATL Callable 10/09/12 @ 100
5.875%, 11/15/16	$25	$25
Pennsylvania State, Higher Educational Facilities Authority, Allegheny Delaware Valley Obligation Project, Ser C, RB, NATL Callable 10/09/12 @ 100
5.875%, 11/15/18	2,000	2,001
Pennsylvania State, Higher Educational Facilities Authority, Carnegie Mellon University Project, RB Callable 02/01/19 @ 100
5.000%, 08/01/19	1,000	1,207
5.000%, 08/01/21	1,000	1,183
Pennsylvania State, Higher Educational Facilities Authority, Bryn Mawr College Project, RB
5.000%, 12/01/17	1,500	1,802
Pennsylvania State, Higher Educational Facilities Authority, Ser AJ, RB Callable 06/15/19 @ 100
5.000%, 06/15/20	1,500	1,814
Pennsylvania State, Higher Educational Facilities Authority, Ser AL, RB
5.000%, 06/15/18	1,000	1,200
Pennsylvania State, Higher Educational Facilities Authority, Thomas Jefferson University Project, RB Callable 03/01/20 @ 100
5.000%, 03/01/23	1,465	1,697
Pennsylvania State, Higher Educational Facilities Authority, University of Pennsylvania Project, Ser A, RB
5.000%, 09/01/19	500	620
Pennsylvania State, Intergovernmental Cooperative Authority, Philadelphia Funding Program, SAB
5.000%, 06/15/18	1,000	1,203
Pennsylvania State, Ser 1, GO Pre-Refunded @ 100
5.000%, 05/15/18 (B)	1,000	1,230
Pennsylvania State, Ser 3, GO, AGM
5.375%, 07/01/20	1,000	1,276

68	SEI Tax Exempt Trust / Annual Report / August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Pennsylvania State, Turnpike Commission, RB Callable 12/01/21 @ 100
5.000%, 12/01/23	$1,000	$1,205
Pennsylvania State, Turnpike Commission, Ser B, RB Callable 12/01/19 @ 100
5.000%, 12/01/20	2,000	2,402
Philadelphia, Airport Revenue, Ser C, AMT, RB
5.000%, 06/15/18	1,000	1,149
Philadelphia, Gas Works Revenue, Ser 10th, RB, AGM
5.000%, 07/01/18	1,325	1,496
Philadelphia, Gas Works Revenue, Ser 12th B, RB, NATL
7.000%, 05/15/20 (A)	745	904
Philadelphia, GO Callable 08/01/16 @ 100
5.000%, 08/01/17	1,000	1,120
Philadelphia, School District, Ser B, GO, AMBAC
5.000%, 04/01/13	500	513
Philadelphia, School District, Ser C, GO
5.000%, 09/01/20	1,000	1,149
Philadelphia, Water & Wastewater Authority, Ser A, RB Callable 01/01/19 @ 100
5.250%, 01/01/25	1,000	1,150
Philadelphia, Water & Wastewater Authority, Ser C, RB, AGM
5.000%, 08/01/18	400	478
Pittsburgh, Public Parking Authority, Saint Francis General Hospital Project, RB
6.625%, 10/01/12 (A)	10	10
Pittsburgh, Public Schools Disrtict, Ser B, GO, AGM
5.000%, 09/01/18	1,740	2,072
Pittsburgh, Ser A, GO, AMBAC
5.500%, 09/01/14	1,020	1,057
Pittsburgh, Urban Redevelopment Authority, Center Triangle Tax Increment, Ser B, TA Callable 10/09/12 @ 100
6.250%, 03/15/15 (C)	500	505
Reading Area, Water Authority, RB, AGM Callable 06/01/17 @ 100
5.000%, 12/01/21	2,080	2,321

Description	Face Amount ($ Thousands)	Value ($ Thousands)

South Fayette Township, Sanitary Authority, RB Callable 10/09/12 @ 100
6.375%, 11/01/12 (A)	$15	$15
Southcentral, General Revenue Authority, Hanover Hospital Project, RB Callable 10/09/12 @ 100
4.900%, 12/01/14	545	546
Southeastern Pennsylvania, Transportation Authority, RB
5.000%, 03/01/18	1,000	1,181
Spring-Ford Area, School District, GO, AGM Callable 09/01/15 @ 100
5.000%, 09/01/21	1,000	1,117
Susquehanna Township, Sewer Authority, RB Callable 10/09/12 @ 100
6.000%, 11/15/13 (A)	10	10
Trinity Area, School District, GO, AGM
5.000%, 11/01/17	500	585
University of Pennsylvania, Area Joint Authority, RB, AGM
5.000%, 11/01/19	500	594
University of Pittsburgh, University Capital Project, Ser A, RB
5.250%, 09/15/18	1,000	1,239
University of Pittsburgh, University Capital Project, Ser B, RB Callable 09/15/19 @ 100
5.250%, 09/15/23	1,000	1,221
University of Pittsburgh, University Capital Project, Ser B, RB Callable 03/15/19 @ 100
5.500%, 09/15/22	500	616
Upper Allen Township, Sewer Authority, RB Callable 10/09/12 @ 100
5.750%, 04/01/13 (A)	40	41
West Shore, Area Authority, Holy Spirit Hospital of the Sisters of Christian Charity, RB
5.250%, 01/01/21	1,000	1,167
Willistown Township, Municipal Sewer Authority, RB Callable 10/09/12 @ 100
6.000%, 01/01/15 (A)	10	11
York Township, Water & Sewer Authority, RB
5.900%, 08/01/13 (A)	20	21

		77,407

SEI Tax Exempt Trust / Annual Report / August 31, 2012	69

SCHEDULE OF INVESTMENTS

Pennsylvania Municipal Bond Fund (Concluded)

August 31, 2012

Description	Face Amount ($ Thousands)/Shares	Value ($ Thousands)

Puerto Rico — 7.4%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Ser Senior A, RB
5.000%, 07/01/21	$655	$692
Puerto Rico Commonwealth, Electric Power Authority, Ser QQ, RB, XLCA
5.500%, 07/01/16	500	562
Puerto Rico Commonwealth, Electric Power Authority, Ser UU, RB, NATL
5.000%, 07/01/19	500	559

Puerto Rico Commonwealth, Highway & Transportation Authority, Ser AA, RB, NATL
5.500%, 07/01/19	180	202
5.500%, 07/01/19 (A)	820	1,053
Puerto Rico Commonwealth, Highway & Transportation Authority, Ser N, RB
5.500%, 07/01/24	1,000	1,124
Puerto Rico Commonwealth, Public Improvement Project, Ser A, GO, NATL
5.500%, 07/01/18	1,000	1,122
Puerto Rico Commonwealth, Sales Tax Financing, Sub-Ser A, RB Callable 08/01/19 @ 100
5.500%, 08/01/21	1,000	1,166

		6,480

Total Municipal Bonds (Cost $78,906) ($ Thousands)		84,992

CASH EQUIVALENT — 1.9%
SEI Tax Exempt Trust, Institutional Tax Free Fund,
Cl A 0.020%† (D)	1,635,309	1,635

Total Cash Equivalent (Cost $1,635) ($ Thousands)		1,635

Total Investments — 99.0% (Cost $80,541) ($ Thousands)		$86,627

Percentages are based on Net Assets of $87,497 ($ Thousands).

†	Investment in Affiliated Security (see Note 2).

(A)	Security is escrowed to maturity.

(B)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

(C)	Securities are held in connection with a letter of credit issued by a major bank.

(D)	Rate shown is the 7-day effective yield as of August 31, 2012.

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

AMT — Alternative Minimum Tax (subject to)

CIFG — CDC IXIS Financial Guaranty

Cl — Class

FGIC — Financial Guaranty Insurance Company

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

RB — Revenue Bond

RE — Reinsurance provided by the aforementioned guarantor.

SAB — Special Assessment Bond

Ser — Series

TA — Tax Allocation

XLCA — XL Capital Assurance

The following is a list of the inputs used as of August 31, 2012, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$84,992	$—	$84,992
Cash Equivalent	1,635	—	—	1,635

Total Investments in Securities	$1,635	$84,992	$—	$86,627

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

70	SEI Tax Exempt Trust / Annual Report / August 31, 2012

SCHEDULE OF INVESTMENTS

Tax-Advantaged Income Fund

August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 70.4%

Alabama — 1.1%
Birmingham, Baptist Medical Centers Special Care Facilities Financing Authority, Ser A, RB Callable 11/15/15 @ 100
5.000%, 11/15/30	$1,000	$1,014
Colbert County, Northwest Alabama Health Care Authority, RB Callable 06/01/13 @ 101
5.750%, 06/01/27	800	775
Montgomery, Medical Clinic Board, Jackson Hospital & Clinic Project, RB Callable 03/01/16 @ 100
5.250%, 03/01/36	750	767
Selma, Industrial Development Board, RB Callable 12/01/21 @ 100
5.375%, 12/01/35	2,000	2,175

		4,731

Alaska — 0.3%
Alaska State, Industrial Development & Export Authority, Boys & Girls Home Project, RB Callable 12/01/17 @ 100
6.000%, 12/01/36 (A)	200	66
Matanuska-Susitna, Goose Creek Correctional Center Project, RB, AGM Callable 09/01/19 @ 100
6.000%, 09/01/32	1,000	1,189

		1,255

Arizona — 2.5%
Arizona State, Health Facilities Authority, RB Callable 10/01/16 @ 100
5.200%, 10/01/37	1,700	1,535
Arizona State, Health Facilities Authority, RB Callable 02/01/22 @ 100
5.000%, 02/01/42	2,500	2,618
Mohave County, Industrial Development Authority, Mohave Prison Expansion Project, RB Callable 05/01/19 @ 100
8.000%, 05/01/25	400	497
Pima County, Industrial Development Authority, American Charter Schools Foundation Project, Ser A, RB Callable 07/01/17 @ 100
5.625%, 07/01/38	250	235

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Pima County, Industrial Development Authority, Tucson Country Day School Project, RB Callable 06/01/17 @ 100
5.000%, 06/01/37	$265	$233
Pima County, Industrial Development Authority, Tucson Electric Power Project, Ser A, RB Callable 03/01/13 @ 100
6.375%, 09/01/29	1,250	1,270
Pima County, Industrial Development Authority, Tucson Electric Power Project, Ser A, RB
4.950%, 10/01/20	500	556
Salt Verde, Financial Gas Revenue Authority, RB
5.000%, 12/01/37	3,500	3,729

		10,673

California — 7.5%
ABAG, Finance Authority for Nonprofit, Sharp Health Care Project, RB Callable 08/01/19 @ 100
6.250%, 08/01/39	400	473
California State, Communities Development Authority, American Baptist Homes West Project, RB
4.250%, 10/01/15	800	854
California State, Communities Development Authority, California Baptist University Project, RB
6.500%, 11/01/21	500	608
California State, Communities Development Authority, Sutter Health Project, Ser B, RB Callable 05/15/18 @ 100
5.250%, 11/15/48	2,000	2,149
California State, Economic Recovery Authority, Ser A, GO Callable 07/01/16 @ 100
5.000%, 07/01/22	1,000	1,150
California State, Health Facilities Financing Authority, Catholic Health Care West Project, Ser A, RB Callable 07/01/19 @ 100
6.000%, 07/01/39	1,000	1,170
California State, Health Facilities Financing Authority, Cedars- Sinai Medical Center Project, RB Callable 08/15/19 @ 100
5.000%, 08/15/34	2,000	2,172

SEI Tax Exempt Trust / Annual Report / August 31, 2012	71

SCHEDULE OF INVESTMENTS

Tax-Advantaged Income Fund (Continued)

August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

California State, Health Facilities Financing Authority, Children's Hospital of Orange County, RB Callable 11/01/19 @ 100
6.500%, 11/01/38	$1,000	$1,219
California State, Health Facilities Financing Authority, Sutter Health Project, Ser A, RB Callable 11/15/16 @ 100
5.250%, 11/15/46	2,500	2,643
California State, Municipal Finance Authority, Azusa Pacific University Project, Ser B, RB Callable 04/01/21 @ 100
7.750%, 04/01/31	1,375	1,619
California State, Municipal Finance Authority, Biola University Project, RB Callable 04/01/18 @ 100
5.875%, 10/01/34	250	272
California State, Various Purposes, GO Callable 04/01/19 @ 100
6.000%, 04/01/38	2,000	2,372
Chino, Public Financing Authority Callable 09/01/22 @ 100
5.000%, 09/01/27	1,280	1,338
5.000%, 09/01/30	1,000	1,037
5.000%, 09/01/34	1,400	1,430
Golden State, Tobacco Securitization, Ser A-1, RB Callable 06/01/17 @ 100
5.750%, 06/01/47	3,000	2,547
Imperial, Irrigation District, Ser C, RB Callable 11/01/20 @ 100
5.000%, 11/01/36	1,540	1,705
Long Beach, Towne Center Project, SAB Callable 10/01/18 @ 100
5.400%, 10/01/23	650	674
Palomar Pomerado, Health Care Authority, Ser D, COP Callable 11/01/20 @ 100
5.250%, 11/01/21	1,000	1,121
Poway, Unified School District, GO
6.770%, 08/01/38 (B)	5,410	1,472
San Francisco City & County, Airports Commission, Ser 32F, RB, NATL-RE FGIC
5.000%, 05/01/15	1,000	1,116
South Placer, Wastewater Authority, Ser D, RB Callable 05/01/14 @ 100
0.984%, 11/01/14 (C)	1,800	1,802
Southern California, Metropolitan Water District, Ser A-1, RB Callable 09/05/12 @ 100
0.160%, 07/01/23 (C)	600	600

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Windsor, Unified School District, Election 2008, Ser D, GO
6.940%, 08/01/35 (B)	$1,800	$578

		32,121

Colorado — 1.7%
Colorado State, Health Facilities Authority, Valley View Hospital Association Project, RB Callable 05/15/18 @ 100
5.750%, 05/15/36	500	536
Colorado State, Public Energy Authority, RB
6.500%, 11/15/38	2,000	2,535
6.250%, 11/15/28	650	781
Denver, Regional Transportation District, Denver Transportation Partners, RB Callable 07/15/20 @ 100
6.000%, 01/15/34	500	583
E-470, Public Highway Authority, Ser C, RB Callable 09/01/20 @ 100
5.375%, 09/01/26	2,500	2,754

		7,189

Connecticut — 1.3%
Connecticut State, Health & Educational Facility Authority, Hartford Health Care Project, RB Callable 07/01/21 @ 100
5.000%, 07/01/41	5,000	5,434

Delaware — 0.6%
Delaware State, Economic Development Authority, Newark Charter School Project, RB Callable 03/01/22 @ 100
5.000%, 09/01/42	675	702
4.625%, 09/01/32	1,635	1,683

		2,385

District of Columbia — 0.1%
District of Columbia, COP, NATL- RE FGIC
5.000%, 01/01/13	500	507

Florida — 2.0%
Alachua County, Health Facilities Authority, Ser A, RB Callable 10/01/22 @ 102
8.000%, 10/01/32	500	598
8.000%, 10/01/42	1,000	1,185
Florida State, Development Finance, Renaissance Charter School, Ser A, RB
6.500%, 06/15/21	500	562
Florida State, University Square Community Development District, Ser A-1, SAB Callable 05/01/17 @ 100
5.875%, 05/01/38	150	153

72	SEI Tax Exempt Trust / Annual Report / August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Jacksonville, Economic Development Commission, Gerdau Ameristeel Project, AMT, RB Callable 10/09/12 @ 100
5.300%, 05/01/37	$1,500	$1,500
Jacksonville, Sales Tax Revenue Authority, Better Jacksonville Project, RB Callable 10/01/22 @ 100
5.000%, 10/01/28	2,350	2,736
Martin County, Health Facilities Authority, RB Callable 11/15/21 @ 100
5.500%, 11/15/42	1,000	1,097
Seminole Indian Tribe, Ser A, RB Callable 10/01/17 @ 100
5.250%, 10/01/27	250	261
St. Johns County, Industrial Development Authority, Presbyterian Retirement Project, Ser A, RB Callable 08/01/20 @100
5.875%, 08/01/40	500	555

		8,647

Georgia — 2.1%
Atlanta, Airport Revenue, Ser B, RB Callable 01/01/22 @ 100
5.000%, 01/01/37	2,000	2,242
5.000%, 01/01/42	3,000	3,350
DeKalb County, Hospital Authority, DeKalb Medical Center Project, RB Callable 09/01/20 @ 100
6.125%, 09/01/40	1,000	1,148
Georgia State, Medical Center Hospital Authority, Spring Harbor Green Island Project, RB Callable 07/01/17 @ 100
5.250%, 07/01/37	600	575
Georgia State, Municipal Electric Authority, Project One, Sub-Ser A, RB
5.250%, 01/01/17	450	524
Georgia State, Municipal Electric Authority, Vogtle Units 3 & 4 Project, Ser B, RB
5.000%, 04/01/17	1,000	1,167

		9,006

Hawaii — 0.1%
Hawaii State, Special Purpose Revenue Authority, Pacific Health Project, Ser B, RB Callable 07/01/20 @ 100
5.750%, 07/01/40	500	559

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Idaho — 0.1%
Idaho State, Health Facilities Authority, Trinity Health Group Project, Ser B, RB Callable 12/01/18 @ 100
6.250%, 12/01/33	$250	$302

Illinois — 2.4%
Belleville, Frank Scott Parkway Redevelopment Project, Ser A, TA Callable 11/01/17 @ 100
5.700%, 05/01/36	250	251
Chicago, Midway Airport, Second Lien, Ser B, RB
5.000%, 01/01/34 (C)	2,000	2,156
Chicago, O'Hare International Airport, Third Lien, Ser B, RB, NATL
5.250%, 01/01/16	1,090	1,242
5.250%, 01/01/18	1,500	1,776
Hillside Village, Mannheim Redevelopment Project, Ser Senior Lien, TA Callable 01/01/18 @ 102
7.000%, 01/01/28	500	481
Illinois State, Finance Authority, Carle Foundation Project, Ser A, RB Callable 08/15/21 @ 100
6.000%, 08/15/41	200	236
Illinois State, Finance Authority, Fairview Obligation Group Project, Ser A, RB Callable 08/15/18 @ 100
6.250%, 08/15/35 (A)	500	10
Illinois State, Finance Authority, Leafs Hockey Club Project, Ser A, RB
Callable 03/01/17 @ 100
6.000%, 03/01/37	300	100
Illinois State, Finance Authority, OSF Health Care System Project, Ser A, RB
Callable 05/15/19 @ 100
7.125%, 11/15/37	1,000	1,207
Illinois State, Finance Authority, Sherman Health System Project, Ser A, RB
Callable 08/01/17 @ 100
5.500%, 08/01/37	250	269
Illinois State, Railsplitter Tobacco Settlement Authority, RB
Callable 06/01/21 @ 100
6.000%, 06/01/28	2,000	2,344

		10,072

Indiana — 2.4%
Indiana State, Finance Authority, Educational Facilities, Historical Project, RB
Callable 07/01/20 @ 100
5.000%, 07/01/40	375	398

SEI Tax Exempt Trust / Annual Report / August 31, 2012	73

SCHEDULE OF INVESTMENTS

Tax-Advantaged Income Fund (Continued)

August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Indiana State, Finance Authority, Ohio Valley Electric Project, Ser A, RB Callable 06/01/22 @ 100
5.000%, 06/01/32	$3,450	$3,683
Indiana State, Health Facility Finance Authority, Ascension Health Project, Ser A-7, RB
5.000%, 10/01/26 (C)	500	553
Indiana State, Municipal Power Agency, Ser B, RB Callable 01/01/14 @ 100
5.750%, 01/01/34	1,000	1,054
Indiana State, Municipal Power Agency, Ser B, RB Callable 01/01/19 @ 100
6.000%, 01/01/39	1,000	1,177
Jasper County, Pollution Control Board, Ser C, RB, NATL
5.850%, 04/01/19	1,000	1,162
Vigo County, Hospital Authority, Union Hospital Project, RB Callable 09/01/21 @ 100
7.500%, 09/01/22	1,715	2,229

		10,256

Iowa — 0.2%
Iowa State, Finance Authority, Deerfield Retirement Community Project, Ser A, RB Callable 11/15/17 @ 100
5.500%, 11/15/27	250	237
5.500%, 11/15/37	900	817

		1,054

Kansas — 0.8%
Kansas State, Development Finance Authority, Adventist Health Project, RB Callable 11/15/19 @ 100
5.750%, 11/15/38	500	582
Manhattan, Health Care Facilities Authority, Meadowlark Hills Retirement Project, Ser A, RB Callable 05/15/17 @ 100
5.000%, 05/15/36	1,500	1,482
Manhattan, Health Care Facilities Authority, Meadowlark Hills Retirement Project, Ser B, RB Callable 05/15/14 @ 103
5.125%, 05/15/42	1,200	1,200

		3,264

Kentucky — 0.7%
Kentucky State, Economic Development Finance Authority, Baptist Health Care Systems Project, Ser A, RB
Callable 08/15/18 @ 100
5.375%, 08/15/24	1,000	1,148

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Kentucky State, Economic Development Finance Authority, Owensboro Medical Health Systems Project, Ser A, RB
Callable 06/01/20 @ 100
6.375%, 06/01/40	$500	$592
Ohio County, Pollution Control Revenue Authority, Big Rivers Electric Project, Ser A, RB
Callable 07/15/20 @ 100
6.000%, 07/15/31	250	287
Owen County, Waterworks System Revenue Authority, American Water Project, Ser B, RB
Callable 09/01/19 @ 100
5.625%, 09/01/39	1,000	1,077

		3,104

Louisiana — 1.6%
Louisiana State, Citizens Property Insurance, Ser C-3, RB, AGM
Callable 06/01/18 @ 100
6.125%, 06/01/25	1,500	1,769
Louisiana State, Local Government Environmental Facilities & Community Development Authority, Westlake Chemical Project, Ser A-2, RB
Callable 11/01/20 @ 100
6.500%, 11/01/35	750	871
Louisiana State, Public Facilities Authority, Ochsner Clinic Foundation Project, RB
Callable 05/15/21 @ 100
6.500%, 05/15/37	1,000	1,189
Louisiana State, Public Facilities Authority, Ochsner Clinic Foundation Project, RB
4.000%, 05/15/17	800	883
New Orleans, Aviation Board, Ser A1, RB, AGM
Callable 01/01/19 @ 100
6.000%, 01/01/23	500	591
Saint John Baptist Parish, Marathon Oil Project, Ser A, RB
Callable 06/01/17 @ 100
5.125%, 06/01/37	1,300	1,383

		6,686

Maine — 0.5%
Maine State, Finance Authority,
AMT, RB
6.250%, 01/01/25 (C)	2,250	2,287

74	SEI Tax Exempt Trust / Annual Report / August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Maryland — 0.3%
Maryland State, Economic Development, University of Maryland College Park Project, RB Callable 06/01/18 @ 100
5.750%, 06/01/33	$1,000	$1,077
Maryland State, Health & Higher Educational Facilities Authority, King Farm Presbyterian Community Project, Ser A, RB Callable 01/01/17 @ 100
5.300%, 01/01/37	300	275

		1,352

Massachusetts — 1.3%
Massachusetts State, Development Finance Agency, Ser A, RB Callable 07/01/22 @ 100
5.000%, 07/01/32	1,000	1,072
Massachusetts State, Development Finance Agency, Adventcare Project, Ser A, RB Callable 10/15/17 @ 100
6.750%, 10/15/37	250	263
Massachusetts State, Development Finance Agency, Foxborough Regional Charter School Project, Ser A, RB Callable 07/01/20 @ 100
7.000%, 07/01/42	1,500	1,712
Massachusetts State, Educational Financing Authority, Ser I, RB Callable 01/01/20 @ 100
6.000%, 01/01/28	1,250	1,436
Massachusetts State, Ser A, GO Callable 09/26/12 @ 100
0.550%, 02/01/13 (C)	1,000	1,000

		5,483

Michigan — 3.3%
Detroit, GO Callable 11/01/20 @ 100
5.250%, 11/01/35	900	987
Detroit, Water & Sewerage Department, Ser Senior A, RB Callable 07/01/22 @ 100
5.000%, 07/01/32	7,500	7,966
Grand Traverse Academy, RB Callable 11/01/17 @ 100
5.000%, 11/01/36	300	255
Michigan State, Hospital Finance Authority, Henry Ford Health System Project, Ser A, RB Callable 11/15/16 @ 100
5.000%, 11/15/38	1,000	1,041

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Michigan State, Public Educational Facilities Authority, Long-Term Obligation Bradford Project, RB Callable 09/01/17 @ 102
6.500%, 09/01/37	$750	$497
Michigan State, Tobacco Settlement Finance Authority, Ser A, RB Callable 06/01/17 @ 100
6.000%, 06/01/48	1,500	1,245
Royal Oak Hospital, Finance Authority, William Beaumont Hospital Project, RB Callable 09/01/18 @ 100
8.250%, 09/01/39	500	644
Wayne County, Airport Authority, Ser A, RB Callable 12/01/22 @ 100
5.000%, 12/01/42	1,500	1,626

		14,261

Minnesota — 2.0%
Duluth, Housing & Redevelopment Authority, Public Schools Academy Project, Ser A, RB Callable 11/01/18 @ 102
5.875%, 11/01/40	500	509
Falcon Heights, Kaleidoscope Charter School Project, Ser A, RB Callable 11/01/15 @ 100
6.000%, 11/01/37	100	96
Faribault, Senoir Housing Authority, Senior Living Project, Ser Senior, RB Callable 05/01/18 @ 102
6.750%, 05/01/36	315	341
Minneapolis, Health Care Authority, Fairview Health Services Project, Ser A, RB Callable 11/15/18 @ 100
6.750%, 11/15/32	300	366
Minnesota State, Higher Education Facilities Authority, Bethel University Project, Ser 6-R, RB Callable 05/01/17 @ 100
5.500%, 05/01/37	1,000	1,061
Minnesota State, Higher Education Facilities Authority, Gustavus Adolfus Project, Ser B, RB
4.000%, 10/01/19	625	700
Minnesota State, Higher Education Facilities Authority, Scholastic College Project, Ser H, RB Callable 12/01/19 @ 100
5.250%, 12/01/35	1,500	1,636

SEI Tax Exempt Trust / Annual Report / August 31, 2012	75

SCHEDULE OF INVESTMENTS

Tax-Advantaged Income Fund (Continued)

August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Northern Minnesota, Municipal Power Agency, Ser A-1, RB
5.000%, 01/01/19	$1,000	$1,201
Rochester, Mayo Clinic Project, Ser A, RB
4.000%, 11/15/30 (C)	2,000	2,301
Washington County, Housing & Redevelopment Authority, Birchwood & Woodbury Projects, Ser A, RB Callable 06/01/17 @ 100
5.625%, 06/01/37	500	504

		8,715

Missouri — 0.6%
Kansas City, Shoal Creek Parkway Project, TA Callable 06/01/16 @ 100
5.000%, 06/01/21	400	416
Lees Summit, Summit Fair Project, TA Callable 04/01/19 @ 100
5.625%, 10/01/23	715	758
Manchester, Highway 141/Manchester Road Project, TA Callable 11/01/19 @ 100
6.875%, 11/01/39	250	268
Missouri State, Health & Educational Facilities Authority, Lake Regional Health System Project, RB
3.000%, 02/15/13	725	731
Missouri State, Joint Municipal Electric Utility Commission, Plum Point Project, RB, NATL Callable 01/01/16 @ 100
5.000%, 01/01/20	420	447

		2,620

Nebraska — 1.9%
Central Plains, Energy Project, RB Callable 09/01/22 @ 100
5.000%, 09/01/42	8,000	8,299

New Jersey — 2.3%
Burlington County, Bridge Commission, The Evergreens Project, RB Callable 01/01/18 @ 100
5.625%, 01/01/38	250	257
New Jersey State, Economic Development Authority, Ser A, RB Callable 10/09/12 @ 100
6.000%, 05/15/28	210	206
New Jersey State, Health Care Facilities Financing Authority, Hackensack University Medical Center Project, Ser B, RB
5.000%, 01/01/17	1,000	1,120

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New Jersey State, Tobacco Settlement Financing, Ser 1A, RB Callable 06/01/17 @ 100
4.750%, 06/01/34	$1,000	$823
New Jersey State, Tobacco Settlement Financing, Ser 1-A, RB Callable 06/01/17 @ 100
5.000%, 06/01/41	7,500	6,186
New Jersey State, Transportation Trust Fund Authority, Transportation System Project, Ser A, RB
5.000%, 06/15/13	1,225	1,269

		9,861

New Mexico — 0.5%
Farmington, Pollution Control Authority, Public Service Company Project, Ser B, RB Callable 11/01/20 @ 100
4.700%, 09/01/24	2,000	2,235

New York — 5.9%
Brooklyn Arena, Local Development, Barclays Center Project, RB Callable 01/15/20 @ 100
6.375%, 07/15/43	500	573
6.250%, 07/15/40	1,500	1,710
Hudson Yards Infrastructure, Ser A, RB Callable 02/15/21 @ 100
5.750%, 02/15/47	2,000	2,319
5.250%, 02/15/47	3,500	3,877
Metropolitan, Transportation Authority, Ser E, RB Callable 11/15/22 @ 100
5.000%, 11/15/42	2,500	2,796
Nassau County, Industrial Development Agency, Amsterdam at Harborside Project, Ser A, RB Callable 01/01/18 @ 100
6.700%, 01/01/43	750	513
New York & New Jersey, Port Authority, JFK International Airport Terminal Project, RB Callable 12/01/20 @ 100
6.000%, 12/01/36	1,000	1,148
New York City, Industrial Development Agency, Yankee Stadium Project, RB, FGIC
2.576%, 03/01/25 (C)	400	346
2.544%, 03/01/26 (C)	425	362
2.334%, 03/01/16 (C)	250	247
New York City, Liberty Development Authority, Bank of America Tower Project, RB Callable 01/15/20 @ 100
6.375%, 07/15/49	1,000	1,153

76	SEI Tax Exempt Trust / Annual Report / August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New York City, Liberty Development Authority, Goldman Sachs Headquarters Project, RB
5.500%, 10/01/37	$1,000	$1,192
5.250%, 10/01/35	500	580
New York City, Liberty Development Authority, World Trade Center Project, RB Callable 11/15/21 @ 100
5.750%, 11/15/51	5,000	5,921
New York City, Liberty Development Authority, World Trade Center Project, Ser A, RB
0.250%, 12/01/49 (C)	1,000	1,000
New York State, Dormitory Authority, NYU Hospital Center Project, Ser A, RB Callable 07/01/20 @ 100
6.000%, 07/01/40	500	584
St. Lawrence County, Industrial Development Agency, Edward John Noble Hospital Project, RB Callable 10/01/20 @ 100
6.250%, 10/01/40	1,000	1,068

		25,389

North Carolina — 1.2%
North Carolina State, Eastern Municipal Power Agency, Ser A, RB Callable 01/01/18 @ 100
5.250%, 01/01/20	500	586
North Carolina State, Eastern Municipal Power Agency, Ser B, RB Callable 01/01/19 @ 100
5.000%, 01/01/26	1,000	1,133
North Carolina State, Medical Care Commission, Deerfield Project, Ser A, RB Callable 11/01/18 @ 100
6.000%, 11/01/33	250	270
North Carolina State, Medical Care Commission, Galloway Ridge Project, Ser A, RB Callable 01/01/20 @ 100
6.000%, 01/01/39	1,335	1,444
North Carolina State, Medical Care Commission, Rex Health Care Project, Ser A, RB
5.000%, 07/01/18	500	584
North Carolina State, Medical Care Commission, Village at Brookwood Project, RB Callable 01/01/14 @ 103
5.250%, 01/01/32	750	744
Surry County, Northern Hospital District, RB Callable 04/01/18 @ 100
6.250%, 10/01/38	500	541

		5,302

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Ohio — 4.0%
Buckeye, Tobacco Settlement Financing Authority, Ser A-2, RB Callable 06/01/17 @ 100
6.500%, 06/01/47	$1,150	$1,017
6.000%, 06/01/42	1,435	1,195
5.875%, 06/01/30	2,600	2,156
5.875%, 06/01/47	6,600	5,327
Butler County, Hospital Facilities Revenue Authority, UC Health Project, RB Callable 11/01/20 @ 100
5.500%, 11/01/40	500	542
Hamilton County, Health Care Facilities Authority, Christ Hospital Project, RB Callable 06/01/22 @ 100
5.500%, 06/01/42	5,000	5,431
Ohio State, Higher Educational Facility Commission, Oberlin College Project, RB
5.000%, 10/01/14	1,000	1,087
Ohio State, Higher Educational Facility Commission, University Hospital Health Systems Project, RB Pre-Refunded @ 100
6.750%, 01/15/39 (D)	500	575

		17,330

Oklahoma — 0.2%
Oklahoma State, Turnpike Authority, Ser F, RB Callable 09/05/12 @ 100
0.180%, 01/01/28 (C)	900	900

Oregon — 0.0%
Oregon State, Facilities Authority, Concordia University Project, Ser A, RB Callable 09/01/20 @ 100
6.375%, 09/01/40	150	166

Pennsylvania — 2.4%
Allegheny County, Higher Education Building Authority, Robert Morris University Project, Ser A, RB Callable 10/15/18 @ 100
6.000%, 10/15/38	250	271
Cumberland County, Municipal Authority, Asbury Obligation Group, RB Callable 01/01/20 @ 100
6.000%, 01/01/30	2,500	2,652
Cumberland County, Municipal Authority, Messiah Village Project, Ser A, RB Callable 07/01/18 @ 100
6.000%, 07/01/35	250	265

SEI Tax Exempt Trust / Annual Report / August 31, 2012	77

SCHEDULE OF INVESTMENTS

Tax-Advantaged Income Fund (Continued)

August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Dauphin County, General Authority, Pinnacle Health Systems Project, Ser A, RB Callable 06/01/19 @ 100
6.000%, 06/01/36	$800	$902
Delaware County, Industrial Development Authority, Chester Community Charter School Project, Ser A, RB Callable 08/15/20 @ 100
5.250%, 08/15/30	1,250	1,035
Delaware County, University Revenue Authority, Neumann University Project, RB Callable 10/01/20 @ 100
5.250%, 10/01/31	1,000	1,086
Lancaster County, Hospital Authority, Brethren Village Project, Ser A, RB Callable 07/01/17 @ 100
6.250%, 07/01/26	250	268
Pennsylvania State, Higher Educational Facilities Authority, Edinboro University Foundation Project, RB Callable 07/01/20 @ 100
6.000%, 07/01/43	250	281
Philadelphia, Hospitals & Higher Education Facilities Authority, Ser A, RB Callable 07/01/22 @ 100
5.625%, 07/01/42	1,000	1,051
Philadelphia, Industrial Development Authority, Global Leadership Academy Project, RB Callable 11/15/20 @ 100
5.750%, 11/15/30	1,000	1,022
Philadelphia, Industrial Development Authority, Ser A, RB Callable 09/15/17 @ 100
5.500%, 09/15/37	250	237
Susquehanna Area, Regional Airport Authority, Ser A, AMT, RB Callable 01/01/18 @ 100
6.500%, 01/01/38	1,000	1,058
Wilkes-Barre, Finance Authority, University of Scranton Project, RB
4.000%, 11/01/16	265	289

		10,417

Puerto Rico — 1.1%
Puerto Rico Commonwealth, Sales Tax Financing, Ser A, RB, NATL
6.173%, 08/01/44 (B)	10,000	1,749
Puerto Rico Commonwealth, Sales Tax Financing, Sub-Ser A-1, RB Callable 08/01/21 @ 100
5.000%, 08/01/43	2,000	2,088
Puerto Rico Commonwealth, Ser A, GO Callable 07/01/18 @ 100
6.000%, 07/01/38	600	652

		4,489

Description	Face Amount ($ Thousands)	Value ($ Thousands)

South Carolina — 0.3%
South Carolina State, Jobs- Economic Development Authority, Lutheran Homes Project, RB Callable 05/01/17 @ 100
5.500%, 05/01/28	$1,050	$1,079
South Carolina State, Jobs- Economic Development Authority, RB Callable 10/09/12 @ 100
6.000%, 11/15/42	178	131
South Carolina State, Jobs- Economic Development Authority, Sub-Ser, RB Callable 10/09/12 @ 50
0.210%, 11/15/47 (B)	76	3

		1,213

South Dakota — 0.5%
Minnehaha County, Bethany Lutheran Home for the Aged Project, RB Callable 12/01/17 @ 100
5.500%, 12/01/35	2,000	2,004

Tennessee — 1.9%
Johnson City, Health & Educational Facilities Board, Mountain States Health Alliance Project, RB Callable 07/01/20 @ 100
6.000%, 07/01/38	500	579
Sullivan County, Health Educational & Housing Facilities Board, Wellmont Health System Project, Ser C, RB Callable 09/01/16 @ 100
5.250%, 09/01/36	1,250	1,305
Sumner County, Health Educational & Housing Facilities Board, Regional Health Project, Ser A, RB Callable 11/01/17 @ 100
5.500%, 11/01/37 (A)	32	—
Tennessee State, Energy Acquisition, Ser A, RB
5.250%, 09/01/26	2,000	2,187
Tennessee State, Energy Acquisition, Ser C, RB
5.000%, 02/01/27	4,000	4,180

		8,251

Texas — 7.6%
Brazos, River Authority, TXU Energy Project, Ser B, AMT, RB Callable 07/01/13 @ 101
6.300%, 07/01/32 (C)	375	49
Brazos, River Authority, TXU Energy Project, Ser D-1, AMT, RB Callable 07/01/18 @ 100
8.250%, 05/01/33	600	98

78	SEI Tax Exempt Trust / Annual Report / August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Central Texas, Regional Mobility Authority, Ser Senior Lien, RB Callable 01/01/21 @ 100
6.000%, 01/01/41	$1,000	$1,163
Clifton, Higher Education Finance Authority, RB Callable 08/15/21 @ 100
5.500%, 08/15/31	1,000	1,095
Clifton, Higher Education Finance Authority, Uplift Education Project, Ser A, RB Callable 12/01/20 @ 100
6.125%, 12/01/40	500	562
Guadalupe-Blanco, River Authority, Texas Central Project, RB
5.625%, 10/01/17	750	855
Gulf Coast, Waste Disposal Authority, Waste Management of Texas Project, Ser C, AMT, RB Callable 05/01/16 @ 101
5.200%, 05/01/28	500	533
Harris County, Cultural Education Facilities Finance Authority, RB Callable 11/15/22 @ 100
5.000%, 11/15/37	2,000	2,145
4.750%, 11/15/46	5,225	5,267
Harris County, Health Facilities Development Authority, Hermann Health Care Systems Project, Ser B, RB Callable 12/01/18 @ 100
7.250%, 12/01/35	250	312
Harrison County, Health Facilities Development Authority, RB
4.000%, 07/01/14	1,000	1,041
Houston, Airport System Revenue, Special Facilities, Continental Airlines Project, Ser B, AMT, RB Callable 10/09/12 @ 100
6.125%, 07/15/27	1,000	1,000
Houston, Airport System Revenue, Special Facilities, Continental Airlines Project, Ser C, AMT, RB Callable 10/09/12 @ 100
6.125%, 07/15/27	1,020	1,020
Houston, Airport System Revenue, Special Facilities, Continental Airlines Project, Ser E, AMT, RB Callable 10/09/12 @ 100
6.750%, 07/01/29	1,000	1,003
Houston, Airport System Revenue Authority, AMT, RB Callable 07/15/21 @ 100
6.625%, 07/15/38	3,000	3,338
Houston, Higher Education Finance Authority, Cosmos Foundation Project, Ser A, RB Callable 05/15/21 @ 100
6.500%, 05/15/31	1,500	1,775

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Love Field, Airport Modernization, Southwest Airlines Project, RB Callable 11/01/20 @ 100
5.250%, 11/01/40	$3,000	$3,233
Lubbock, Health Facilities Development Authority, Carillon Project, Ser A, RB Callable 07/01/16 @ 101
6.500%, 07/01/26	170	177
Lufkin, Health Facilities Development, Memorial Health Systems East Texas Project, RB Callable 02/15/17 @ 100
5.500%, 02/15/37	250	257
North Texas, Tollway Authority, Ser A, RB Callable 01/01/18 @ 100
5.625%, 01/01/33	250	283
North Texas, Tollway Authority, Ser F, RB Callable 01/01/18 @ 100
5.750%, 01/01/33	1,200	1,324
North Texas, Tollway Authority, Sub-Ser A, RB Callable 02/01/20 @ 100
6.250%, 02/01/23	2,000	2,271
Pharr, Higher Education Finance Authority, Idea Public Schools Project, Ser A, RB Callable 08/15/19 @ 100
6.500%, 08/15/39	500	571
San Juan, Higher Education Finance Authority, Idea Public Schools Project, Ser A, RB Callable 08/15/20 @ 100
6.700%, 08/15/40	500	582
Tarrant County, Cultural Education Facilities Finance Authority, Baylor Health Care Systems Project, RB Callable 11/15/18 @ 100
6.250%, 11/15/29	500	606
Texas State, Municipal Gas Acquisition & Supply I, Senior Lien, Ser A, RB
5.250%, 12/15/23	250	277
Texas State, Municipal Gas Acquisition & Supply I, Senior Lien, Ser D, RB
6.250%, 12/15/26	430	520
Tyler, Health Facilities Development Authority, East Texas Medical Center Project, Ser A, RB Callable 11/01/17 @ 100
5.375%, 11/01/37	150	158
Wise County, Parker County Junior College District Project, Ser Junior College, RB Callable 08/15/21 @ 100
8.000%, 08/15/34	1,000	1,153

		32,668

SEI Tax Exempt Trust / Annual Report / August 31, 2012	79

SCHEDULE OF INVESTMENTS

Tax-Advantaged Income Fund (Continued)

August 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Utah — 0.1%
Utah State, Charter School Finance Authority, Rockwell Charter School Project, Ser A, RB Callable 02/15/19 @ 100
6.750%, 08/15/28	$500	$434

Vermont — 0.2%
Vermont State, Economic Development Authority, Central Vermont Public Service Project, RB
5.000%, 12/15/20	750	889

Virginia — 2.8%
Fauquier County, Industrial Development Authority, Fauquier Hospital Obligation Group Project, Ser A, RB Callable 10/01/17 @ 100
5.250%, 10/01/37	500	536
James City & County, Economic Development Authority, United Methodist Homes Project, Ser A, RB Callable 07/01/17 @ 100
5.500%, 07/01/37	200	164
Lewistown, Commerce Center Community Development Authority, RB Callable 03/01/18 @ 100
6.050%, 03/01/27	250	193
Virginia State, Small Business Financing Authority, AMT, RB Callable 07/01/22 @ 100
5.500%, 01/01/42	8,750	9,620
Virginia State, Small Business Financing Authority, AMT, RB Callable 01/01/22 @ 100
5.000%, 01/01/40	1,500	1,563
Virginia State, White Oak Village Shops Community Development Authority, SAB
5.300%, 03/01/17	143	149

		12,225

Washington — 1.3%
Skagit County, Public Hospital District No. 1, Skagit Valley Hospital Project, RB Callable 12/01/20 @ 100
5.750%, 12/01/35	1,500	1,626
Skagit County, Public Hospital District No. 1, Skagit Valley Hospital Project, RB
4.000%, 12/01/16	460	496
4.000%, 12/01/17	480	522

Description	Face Amount ($ Thousands)/Shares	Value ($ Thousands)

Washington State, Health Care Facilities Authority, Catholic Health Initiatives Project, Ser D, RB Callable 10/01/18 @ 100
6.375%, 10/01/36	$400	$479
Washington State, Health Care Facilities Authority, Kadlec Regional Medical Center Project, RB Callable 12/01/20 @ 100
5.500%, 12/01/39	1,500	1,581
Washington State, Housing Finance Commission, Skyline at First Hill Project, Ser A, RB Callable 01/01/17 @ 100
5.625%, 01/01/38	1,000	999

		5,703

West Virginia — 0.4%
West Virginia State, Economic Development Authority, Ohio Power-Amos Project, Ser A, RB
3.125%, 03/01/43 (C)	1,000	1,043
West Virginia State, Hospital Finance Authority, Highland Hospital Obligation Group Project, RB Callable 10/01/21 @ 103
9.125%, 10/01/41	500	606

		1,649

Wisconsin — 0.3%
Wisconsin State, Health & Educational Facilities Authority, Prohealth Care Obligation Group Project, RB Pre-Refunded @ 100
6.625%, 02/15/32 (D)	1,000	1,091

Total Municipal Bonds (Cost $278,922) ($ Thousands)		302,478

PREFERRED STOCK — 15.9%

Financials — 14.4%
Aegon
6.500%	9,500	234
6.375%	124,500	3,110
4.000% (C)	13,100	292
Allianz
8.375%	137,400	3,598
Arch Capital Group
6.750%	20,000	547
Axis Capital Holdings
7.250%	11,058	286
6.875%	15,000	412

80	SEI Tax Exempt Trust / Annual Report / August 31, 2012

Description	Shares	Value ($ Thousands)

Bank of America
8.625%	30,400	$781
8.200%	38,300	988
7.250% (E)	1,210	1,279
6.375%	23,154	569
6.204%	31,300	772
Barclays Bank PLC
8.125%	39,930	1,021
7.100%	1,300	33
6.625%	12,500	308
7.750%	58,500	1,478
CoBank ACB
11.000%	36,500	1,956
7.000%	23,000	1,172
Credit Suisse Guernsey
7.900%	112,700	2,949
Deutsche Bank Capital Funding Trust X
7.350%	21,800	556
Deutsche Bank Contingent Capital Trust II
6.550%	122,300	3,066
Deutsche Bank Contingent Capital Trust III
7.600%	30,500	806
First Niagara Financial Group
8.625% (C)	34,000	1,019
Goldman Sachs Group
6.200%	30,850	777
4.000% (C)	43,300	914
HSBC Holdings PLC
8.000%	36,600	1,012
6.200%	65,200	1,635
HSBC USA
6.500%	11,656	299
4.500% (C)	27,970	714
2.858%	24,230	1,222
ING Groep
8.500%	1,100	28
7.200%	1,700	42
7.050%	47,677	1,181
6.375%	57,500	1,333
6.200%	3,000	70
6.125%	38,164	874
JPMorgan Chase
5.500% (F)	12,500	313
KeyCorp
7.750% (E)	5,000	586
M&T Bank
6.375% (F)(G)	2,500	2,525
MetLife
6.500%	19,799	509
4.000% (C)	14,900	373
Morgan Stanley Group
4.000% (C)	161,113	3,072
National Westminster Bank PLC
7.763%	10,623	265

Description	Shares	Value ($ Thousands)

PartnerRe
7.250%	15,000	$418
6.750%	45,573	1,156
6.500%	8,043	205
Pitney Bowes International Holdings
6.125%	1,000	903
PNC Financial Services Group
9.875% (C)	9,100	242
6.125% (C)	16,000	443
Principal Financial Group
6.518% (C)	5,900	161
5.563% (C)	5,000	486
Prudential PLC
6.750%	55,110	1,419
RenaissanceRe Holdings
6.600%	27,478	699
6.080%	55,300	1,397
Royal Bank of Scotland Group PLC
5.750%	95,177	2,022
Santander Finance
10.500%	32,800	895
State Street
5.250% (F)	6,361	160
TCF Financial
7.500%	10,000	265
US Bancorp
7.875%	27,600	734
6.000% (C)	75,000	2,078
3.500% (C)	16,800	836
Wells Fargo
7.500% (E)	2,111	2,525

		62,020

Utilities — 1.5%
Alabama Power
6.450%	42,000	1,231
Georgia Power
6.500%	15,000	1,694
Gulf Power
6.450%	9,000	993
6.000%	6,000	607
Interstate Power & Light
8.375%	24,700	679
NSTAR Electric
4.780%	5,000	504
Washington Gas Light
4.800%	1,000	100
Wisconsin Public Service
6.880%	5,000	507

		6,315

Total Preferred Stock (Cost $54,889) ($ Thousands)		68,335

SEI Tax Exempt Trust / Annual Report / August 31, 2012	81

SCHEDULE OF INVESTMENTS

Tax-Advantaged Income Fund (Concluded)

August 31, 2012

Description	Face Amount ($ Thousands)/Shares	Value ($ Thousands)

CORPORATE BONDS — 9.4%

Financials — 9.4%
AXA (C)
6.463%, 12/14/18	$2,400	$2,148
6.379%, 12/14/36	1,000	851
Barclays Bank PLC (C)
6.278%, 12/15/34	500	423
BBVA International Preferred Unipersonal (C)
5.919%, 12/31/49	1,800	1,194
BNP Paribas (C)
7.195%, 06/29/49	3,300	3,011
Charles Schwab (C)
7.000%, 02/28/49	2,600	2,920
Commonwealth Bank of Australia (C)
6.024%, 03/29/49	500	496
Credit Agricole (C)
6.637%, 05/31/49	2,000	1,500
General Electric Capital (C)
6.250%, 12/15/49	1,400	1,446
HBOS Capital Funding (C)
6.071%, 06/30/49	2,200	1,595
JPMorgan Chase (C)
7.902%, 04/29/49	2,300	2,573
National Capital Trust II (C)
5.486%, 12/29/49	1,300	1,287
PNC Financial Services Group (C)
6.750%, 12/31/49	2,500	2,751
QBE Capital Funding II (C)
6.797%, 06/01/49	1,800	1,664
Rabobank Nederland (C)
11.000%, 12/31/49	2,800	3,626
Societe Generale (C)
5.922%, 04/05/17	2,300	1,829
1.211%, 12/29/49	1,000	549
Standard Chartered PLC (C)
7.014%, 07/30/37	2,000	2,010
6.409%, 01/30/49	2,300	2,213
State Street Capital Trust III (C)
5.458%, 12/29/49	2,750	2,766
Wachovia Capital Trust III (C)
5.570%, 03/15/11	2,700	2,666
Westpac Capital Trust IV (C)
5.256%, 12/29/49	700	679

Total Corporate Bonds (Cost $36,408) ($ Thousands)		40,197

CASH EQUIVALENT — 6.0%
SEI Tax Exempt Trust, Institutional Tax Free Fund, Cl A 0.020%† (H)	25,697,570	25,698

Total Cash Equivalent (Cost $25,698) ($ Thousands)		25,698

Total Investments — 101.7% (Cost $395,917) ($ Thousands)		$436,708

The list of open futures contracts held by the Fund at August 31, 2012, are as follows:

Type of Contract	Number of Contracts Short	Expiration Date	Unrealized Depreciation ($ Thousands)
U.S. Long Treasury Bond	(135)	Dec-2012	$(407)

			$(407)

Percentages are based on Net Assets of $429,335 ($ Thousands).

†	Investment in Affiliated Security (see Note 2).

(A)	Security in default on interest payment.

(B)	Zero coupon security. The rate shown on the schedule of investments represents the security’s effective yield at the time of purchase.

(C)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on August 31, 2012. The demand and interest rate reset feature gives this security a shorter effective maturity date.

(D)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date. (E) Convertible (F) Non-income producing security.

(G)	Step Bonds — The rate reflected on the Schedule of Investments is the effective yield on August 31, 2012. The coupon on a step bond changes on a specified date.

(H)	Rate shown is the 7-day effective yield as of August 31, 2012.

ABAG — Association of Bay Area Governments

AGM — Assured Guaranty Municipal

AMT — Alternative Minimum Tax (subject to)

Cl — Class

COP — Certificate of Participation

FGIC — Financial Guaranty Insurance Company

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

PLC — Public Limited Company

RB — Revenue Bond

RE — Reinsurance provided by the aforementioned guarantor.

SAB — Special Assessment Bond

Ser — Series

TA — Tax Allocation

The following is a list of inputs used as of August 31, 2012, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$302,478	$—	$302,478
Preferred Stock	68,335	—	—	68,335
Corporate Bonds	—	40,197	—	40,197
Cash Equivalent	25,698	—	—	25,698

Total Investments in Securities	$94,033	$342,675	$—	$436,708

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*	$(407)	$—	$—	$(407)

Total Other Financial Instruments	$(407)	$—	$—	$(407)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

82	SEI Tax Exempt Trust / Annual Report / August 31, 2012

This page intentionally left blank.

Statements of Assets and Liabilities ($ Thousands)

August 31, 2012

	Tax Free Fund		Institutional Tax Free Fund		Intermediate- Term Municipal Fund	Short Duration Municipal Fund
ASSETS:
Investments, at value†	$550,048		$944,561		$1,002,795	$756,277
Affiliated investment, at value††	—		—		—	8,974
Cash	5,562		578		—	—
Dividends and interest receivable	258		555		10,977	6,604
Prepaid expenses	15		25		25	19
Receivable for fund shares sold	—		—		836	1,137
Total Assets	555,883		945,719		1,014,633	773,011
LIABILITIES:
Administration fees payable	57		94		232	172
Investment advisory fees payable	20		30		281	198
Trustees fees payable	6		10		10	8
Chief Compliance Officer fees payable	1		1		1	1
Payable to custodian	—		—		228	—
Payable for investment securities purchased	—		—		2,088	8,670
Shareholder servicing fees payable	—		—		—	—
Income distribution payable	—		9		287	86
Payable for fund shares redeemed	—		—		1,016	1,136
Variation margin	—		—		—	—
Accrued expense payable	94		155		160	114
Total Liabilities	178		299		4,303	10,385
Net Assets	$555,705		$945,420		$1,010,330	$762,626
†Cost of investments	$550,048		$944,561		$923,583	$753,176
††Cost of affiliated investments	—		—		—	8,974
NET ASSETS:
Paid-in Capital — (unlimited authorization — no par value)	$555,702		$945,419		$937,834	$759,997
Undistributed (Distributions in excess of) net investment income	3		(1)		(5)	224
Accumulated net realized gain (loss) on investments, futures, and swap contracts	—		2		(6,711)	(696)
Net unrealized appreciation on investments	—		—		79,212	3,101
Net unrealized depreciation on futures contracts	—		—		—	—
Net Assets	$555,705		$945,420		$1,010,330	$762,626
Net Asset Value, Offering and Redemptive Price Per Share — Class A	$1.00		$1.00		$11.81	$10.07
	($555,705,408 ÷ 555,851,450 shares	)	($778,284,201 ÷ 778,452,805 shares	)	($1,010,330,054 ÷ 85,518,087 shares )	($762,625,561 ÷ 75,728,468 shares	)
Net Asset Value, Offering and Redemptive Price Per Share — Class B	N/A		$1.00		N/A	N/A
			($163,330,306 ÷ 163,330,599 shares	)
Net Asset Value, Offering and Redemptive Price Per Share — Class C	N/A		$1.00		N/A	N/A
			($3,805,827 ÷ 3,810,867 shares	)

Amounts designated as "—" are $0 or have been rounded to $0.

N/A - Not applicable. Share classes currently not offered.

The accompanying notes are an integral part of the financial statements.

84	SEI Tax Exempt Trust / Annual Report / August 31, 2012

California Municipal Bond Fund		Massachusetts Municipal Bond Fund		New Jersey Municipal Bond Fund		New York Municipal Bond Fund		Pennsylvania Municipal Bond Fund		Tax- Advantaged Income Fund

$169,795		$40,454		$74,474		$110,855		$84,992		$411,010
4,848		1		1,553		104		1,635		25,698
—		—		—		—		—		766
2,289		340		694		1,041		1,010		4,701
5		1		2		3		2		7
65		3		18		10		46		1,503
177,002		40,799		76,741		112,013		87,685		443,685

37		9		16		20		8		115
49		12		21		35		26		143
2		—		1		1		1		4
—		—		—		—		—		—
—		—		—		—		—		—
—		—		—		—		—		13,322
—		1		—		3		8		—
48		8		10		23		75		257
125		12		85		153		56		321
—		—		—		—		—		127
28		7		13		18		14		61
289		49		146		253		188		14,350
$176,713		$40,750		$76,595		$111,760		$87,497		$429,335
$155,202		$36,767		$68,525		$103,319		$78,906		$370,219
4,848		1		1,553		104		1,635		25,698

$160,824		$36,942		$70,503		$103,747		$82,719		$391,560

3		1		—		—		25		(641)

1,293		120		143		477		(1,333)		(1,968)
14,593		3,687		5,949		7,536		6,086		40,791
—		—		—		—		—		(407)
$176,713		$40,750		$76,595		$111,760		$87,497		$429,335

$11.13		$11.03		$10.85		$11.05		$10.98		$9.99
($176,713,033 ÷ 15,872,768 shares	)	($40,750,060 ÷ 3,695,981 shares	)	($76,594,764 ÷ 7,056,950 shares	)	($111,759,864 ÷ 10,114,541 shares	)	($64,117,099 ÷ 5,838,115 shares	)	($429,335,055 ÷ 42,959,098 shares )

N/A		N/A		N/A		N/A		$10.99		N/A
								($23,379,697 ÷ 2,127,907 shares	)

N/A		N/A		N/A		N/A		N/A		N/A

SEI Tax Exempt Trust / Annual Report / August 31, 2012	85

Statements of Operations ($ Thousands)

For the year ended August 31, 2012

	Tax Free Fund	Institutional Tax Free Fund	Intermediate- Term Municipal Fund	Short Duration Municipal Fund
Investment Income:
Interest Income	$1,378	$2,407	$34,660	$11,935
Dividend Income	—	—	—	—
Dividends from Affiliated Investments*	—	—	—	2
Total Investment Income	1,378	2,407	34,660	11,937
Expenses:
Administration Fees	2,055	3,494	2,301	1,660
Shareholder Servicing Fees — Class A	1,427	1,916	2,395	1,728
Administrative and Shareholder Servicing Fees — Class B(1)	—	598	—	—
Administrative and Shareholder Servicing Fees — Class C(1)	—	20	—	—
Investment Advisory Fees	227	386	3,164	2,283
Trustees' Fees	22	38	38	28
Chief Compliance Officer Fees	1	2	2	2
Printing Fees	43	76	74	57
Professional Fees	42	72	70	53
Custodian/Wire Agent Fees	40	67	66	45
Pricing Fees	39	65	64	45
Registration Fees	28	44	44	29
Other Expenses	24	40	39	27
Total Expenses	3,948	6,818	8,257	5,957
Less, Waiver of:
Administration Fees	(1,200)	(2,150)	—	—
Shareholder Servicing Fees — Class A	(1,427)	(1,916)	(1,702)	(1,163)
Administrative and Shareholder Servicing Fees — Class B	—	(598)	—	—
Administrative and Shareholder Servicing Fees — Class C	—	(20)	—	—
Investment Advisory Fees	—	—	(467)	(401)
Net Expenses	1,321	2,134	6,088	4,393
Net Investment Income	57	273	28,572	7,544
Net Realized Gain (Loss) on:
Investments	3	8	9,370	(556)
Futures Contracts	—	—	—	—
Swap Contracts	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	—	—	25,318	80
Futures Contracts	—	—	—	—
Swap Contracts	—	—	—	—
Net Increase in Net Assets Resulting from Operations	$60	$281	$63,260	$7,068

*	See Note 2 in the notes to financial statements.
(1)	Indicates class specific Administrative and Shareholder Servicing Fees.

Amounts designated as "—" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

86	SEI Tax Exempt Trust / Annual Report / August 31, 2012

California Municipal Bond Fund	Massachusetts Municipal Bond Fund	New Jersey Municipal Bond Fund	New York Municipal Bond Fund	Pennsylvania Municipal Bond Fund	Tax-Advantaged Income Fund

$5,979	$1,279	$2,567	$3,402	$2,951	$14,785
—	—	—	—	—	4,524
1	—	1	—	1	6
5,980	1,279	2,568	3,402	2,952	19,315

410	94	181	255	168	1,235
427	98	188	266	152	881
—	—	—	—	69	—
—	—	—	—	—	—
564	129	248	354	293	1,764
7	2	3	4	3	14
—	—	—	—	—	1
13	3	6	8	6	31
12	3	5	8	6	28
12	3	5	8	6	23
12	3	5	8	6	23
8	2	4	5	4	17
7	1	3	4	3	13
1,472	338	648	920	716	4,030

(11)	—	(5)	(10)	(90)	(94)
(397)	(65)	(175)	(199)	(12)	(733)
—	—	—	—	(50)	—
—	—	—	—	—	—
(30)	(24)	(13)	(67)	(67)	(148)
1,034	249	455	644	497	3,055
4,946	1,030	2,113	2,758	2,455	16,260

2,128	209	229	962	394	2,065
—	—	—	—	—	(1,452)
—	—	—	—	—	(3,117)

3,324	871	1,164	1,069	2,083	30,763
—	—	—	—	—	(407)
—	—	—	—	—	2,353
$10,398	$2,110	$3,506	$4,789	$4,932	$46,465

SEI Tax Exempt Trust / Annual Report / August 31, 2012	87

Statements of Changes in Net Assets ($ Thousands)

For the years ended August 31,

	Tax Free Fund		Institutional Tax Free Fund
	2012	2011	2012	2011
Operations:
Net Investment Income	$57	$53	$273	$466
Net Realized Gain (Loss) on Investments, Futures and Swap Contracts	3	—	8	69
Net Change in Unrealized Appreciation (Depreciation) on Investments, Futures and Swap Contracts	—	—	—	—
Net Increase in Net Assets Resulting from Operations	60	53	281	535
Dividends and Distributions to Shareholders:
Net Investment Income
Class A	(56)	(59)	(215)	(380)
Class B	N/A	N/A	(57)	(87)
Class C	N/A	N/A	(1)	(3)
Net Realized Gains
Class A	—	(152)	(53)	(88)
Class B	N/A	N/A	(17)	(22)
Class C	N/A	N/A	—	(1)
Total Dividends and Distributions	(56)	(211)	(343)	(581)
Capital Share Transactions:(1)
Class A:
Proceeds from Shares Issued	3,559,454	3,755,379	2,952,195	2,750,833
Reinvestment of Dividends & Distributions	53	200	113	204
Cost of Shares Redeemed	(3,588,723)	(3,794,936)	(2,955,952)	(2,799,562)
Net Increase (Decrease) from Class A Transactions	(29,216)	(39,357)	(3,644)	(48,525)
Class B:
Proceeds from Shares Issued	N/A	N/A	493,354	420,457
Reinvestment of Dividends & Distributions	N/A	N/A	40	77
Cost of Shares Redeemed	N/A	N/A	(506,517)	(422,929)
Net Decrease from Class B Transactions	N/A	N/A	(13,123)	(2,395)
Class C:
Proceeds from Shares Issued	N/A	N/A	32,719	29,749
Reinvestment of Dividends & Distributions	N/A	N/A	1	1
Cost of Shares Redeemed	N/A	N/A	(31,908)	(32,489)
Net Increase (Decrease) from Class C Transactions	N/A	N/A	812	(2,739)
Net Increase (Decrease) in Net Assets from Capital Shares Transactions	(29,216)	(39,357)	(15,955)	(53,659)
Net Increase (Decrease) in Net Assets	(29,212)	(39,515)	(16,017)	(53,705)
Net Assets:
Beginning of Year	584,917	624,432	961,437	1,015,142
End of Year	$555,705	$584,917	$945,420	$961,437
Undistributed (Distributions in excess of) net investment income	$3	$(1)	$(1)	$(1)

(1)	For Capital Share Transactions, see Note 7 in the notes to the financial statements.

Amounts designated as "—" are $0 or have been rounded to $0.

N/A - Not applicable. Share classes currently not offered.

The accompanying notes are an integral part of the financial statements.

88	SEI Tax Exempt Trust / Annual Report / August 31, 2012

Intermediate-Term Municipal Fund		Short Duration Municipal Fund		California Municipal Bond Fund
2012	2011	2012	2011	2012	2011

$28,572	$30,433	$7,544	$7,909	$4,946	$5,186
9,370	1,592	(556)	(9)	2,128	(121)
25,318	(7,751)	80	(1,610)	3,324	(389)
63,260	24,274	7,068	6,290	10,398	4,676

(28,645)	(30,483)	(7,674)	(7,816)	(4,945)	(5,273)
N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A

—	—	(39)	—	—	—
N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A
(28,645)	(30,483)	(7,713)	(7,816)	(4,945)	(5,273)

229,933	261,606	392,869	351,585	33,198	43,937
25,311	27,063	6,645	6,708	4,390	4,717
(211,925)	(287,295)	(250,536)	(314,995)	(38,261)	(41,315)
43,319	1,374	148,978	43,298	(673)	7,339

N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A
43,319	1,374	148,978	43,298	(673)	7,339
77,934	(4,835)	148,333	41,772	4,780	6,742

932,396	937,231	614,293	572,521	171,933	165,191
$1,010,330	$932,396	$762,626	$614,293	$176,713	$171,933
$(5)	$68	$224	$357	$3	$2

SEI Tax Exempt Trust / Annual Report / August 31, 2012	89

Statements of Changes in Net Assets ($ Thousands)

For the years ended August 31,

	Massachusetts Municipal Bond Fund		New Jersey Municipal Bond Fund
	2012	2011	2012	2011
Operations:
Net Investment Income	$1,030	$1,088	$2,113	$2,303
Net Realized Gain (Loss) on Investments, Futures and Swap Contracts	209	149	229	20
Net Change in Unrealized Appreciation (Depreciation) on Investments, Futures and Swap Contracts	871	(184)	1,164	(990)
Net Increase in Net Assets Resulting from Operations	2,110	1,053	3,506	1,333
Dividends and Distributions to Shareholders:
Net Investment Income
Class A	(1,037)	(1,086)	(2,111)	(2,305)
Class B	N/A	N/A	N/A	N/A
Net Realized Gains
Class A	(196)	(113)	(42)	(188)
Class B	N/A	N/A	N/A	N/A
Total Dividends and Distributions	(1,233)	(1,199)	(2,153)	(2,493)
Capital Share Transactions:(1)
Class A:
Proceeds from Shares Issued	6,442	8,438	14,752	17,193
Reinvestment of Dividends & Distributions	1,121	1,106	2,023	2,332
Cost of Shares Redeemed	(6,792)	(8,735)	(16,970)	(22,869)
Net Increase (Decrease) from Class A Transactions	771	809	(195)	(3,344)
Class B:
Proceeds from Shares Issued	N/A	N/A	N/A	N/A
Reinvestment of Dividends & Distributions	N/A	N/A	N/A	N/A
Cost of Shares Redeemed	N/A	N/A	N/A	N/A
Net Increase (Decrease) from Class B Transactions	N/A	N/A	N/A	N/A
Net Increase (Decrease) in Net Assets from Capital Shares Transactions	771	809	(195)	(3,344)
Net Increase (Decrease) in Net Assets	1,648	663	1,158	(4,504)
Net Assets:
Beginning of Year	39,102	38,439	75,437	79,941
End of Year	$40,750	$39,102	$76,595	$75,437
Undistributed (Distributions in excess of) net investment income	$1	$8	$—	$(2)

(1)	For Capital Share Transactions, see Note 7 in the notes to the financial statements.

Amounts designated as "—" are $0 or have been rounded to $0.

N/A - Not applicable. Share classes currently not offered.

The accompanying notes are an integral part of the financial statements.

90	SEI Tax Exempt Trust / Annual Report / August 31, 2012

New York Municipal Bond Fund		Pennsylvania Municipal Bond Fund		Tax-Advantaged Income Fund
2012	2011	2012	2011	2012	2011

$2,758	$3,053	$2,455	$2,510	$16,260	$12,867
962	1,068	394	227	(2,504)	1,958
1,069	(1,813)	2,083	(514)	32,709	(11,330)
4,789	2,308	4,932	2,223	46,465	3,495

(2,758)	(3,055)	(1,740)	(1,776)	(15,947)	(12,671)
N/A	N/A	(692)	(770)	N/A	N/A

(988)	(731)	—	—	—	—
N/A	N/A	—	—	N/A	N/A
(3,746)	(3,786)	(2,432)	(2,546)	(15,947)	(12,671)

22,108	20,896	16,341	15,828	152,034	167,010
3,393	3,433	1,447	1,513	13,487	10,534
(18,179)	(31,077)	(14,808)	(14,202)	(64,330)	(83,151)
7,322	(6,748)	2,980	3,139	101,191	94,393

N/A	N/A	3,071	4,554	N/A	N/A
N/A	N/A	69	93	N/A	N/A
N/A	N/A	(2,583)	(7,182)	N/A	N/A
N/A	N/A	557	(2,535)	N/A	N/A
7,322	(6,748)	3,537	604	101,191	94,393
8,365	(8,226)	6,037	281	131,709	85,217

103,395	111,621	81,460	81,179	297,626	212,409
$111,760	$103,395	$87,497	$81,460	$429,335	$297,626
$—	$—	$25	$2	$(641)	$457

SEI Tax Exempt Trust / Annual Report / August 31, 2012	91

Financial Highlights

For the periods ended August 31,

For a Share Outstanding Throughout the Periods

	Net Asset Value, Beginning of Period	Net Investment Income*	Net Realized and Unrealized Gains (Losses) on Investments*	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets‡		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Tax Free Fund
Class A
2012	$1.00	$—	$—	$—	$—	$—	$—	$1.00	0.01%	$555,705	0.23	%(1)	0.69%	0.01%	N/A	%
2011	1.00	—	—	—	—	—	—	1.00	0.03	584,917	0.30	(1)	0.69	0.01	N/A
2010	1.00	—	—	—	—	—	—	1.00	0.03	624,432	0.36	(2)	0.70	0.03	N/A
2009	1.00	0.010	—	0.010	(0.010)	—	(0.010)	1.00	1.06	981,847	0.48	(2)(3)	0.72	1.01	N/A
2008	1.00	0.023	—	0.023	(0.023)	—	(0.023)	1.00	2.33	891,222	0.45		0.68	2.28	N/A
Institutional Tax Free Fund
Class A
2012	$1.00	$—	$—	$—	$—	$—	$—	$1.00	0.03%	$778,284	0.22	%(1)	0.69%	0.03%	N/A	%
2011	1.00	0.001	—	0.001	(0.001)	—	(0.001)	1.00	0.06	781,975	0.27	(1)	0.69	0.05	N/A
2010	1.00	0.001	—	0.001	(0.001)	—	(0.001)	1.00	0.08	830,532	0.29	(2)	0.70	0.09	N/A
2009	1.00	0.012	—	0.012	(0.012)	—	(0.012)	1.00	1.22	1,109,466	0.37	(2)(4)	0.72	1.14	N/A
2008	1.00	0.024	—	0.024	(0.024)	—	(0.024)	1.00	2.44	1,128,205	0.33		0.68	2.39	N/A
Class B
2012	$1.00	$—	$—	$—	$—	$—	$—	$1.00	0.03%	$163,330	0.22	%(1)	0.74%	0.03%	N/A	%
2011	1.00	0.001	—	0.001	(0.001)	—	(0.001)	1.00	0.06	176,468	0.27	(1)	0.74	0.05	N/A
2010	1.00	0.001	—	0.001	(0.001)	—	(0.001)	1.00	0.07	178,900	0.30	(2)	0.74	0.07	N/A
2009	1.00	0.009	—	0.009	(0.009)	—	(0.009)	1.00	0.94	241,788	0.64	(2)(4)	0.75	0.93	N/A
2008	1.00	0.021	—	0.021	(0.021)	—	(0.021)	1.00	2.14	384,626	0.63		0.73	2.10	N/A
Class C
2012	$1.00	$—	$—	$—	$—	$—	$—	$1.00	0.03%	$3,806	0.22	%(1)	0.94%	0.03%	N/A	%
2011	1.00	0.001	—	0.001	(0.001)	—	(0.001)	1.00	0.06	2,994	0.27	(1)	0.93	0.05	N/A
2010	1.00	0.001	—	0.001	(0.001)	—	(0.001)	1.00	0.06	5,710	0.31	(2)	0.95	0.07	N/A
2009	1.00	0.008	—	0.008	(0.008)	—	(0.008)	1.00	0.78	14,699	0.81	(2)(4)	0.92	0.82	N/A
2008	1.00	0.019	—	0.019	(0.019)	—	(0.019)	1.00	1.93	17,278	0.83		0.93	1.96	N/A
Intermediate-Term Municipal Fund
Class A
2012	$11.39	$0.35	$0.42	$0.77	$(0.35)	$—	$(0.35)	$11.81	6.83%	$1,010,330	0.64%		0.86%	2.98%	27%
2011	11.48	0.38	(0.09)	0.29	(0.38)	—	(0.38)	11.39	2.62	932,396	0.63		0.86	3.37	23
2010	10.83	0.38	0.65	1.03	(0.38)	—	(0.38)	11.48	9.71	937,231	0.63		0.86	3.45	20
2009	10.70	0.38	0.13 ††	0.51	(0.38)	—	(0.38)	10.83	4.92	812,639	0.63		0.86	3.61	36
2008	10.63	0.38	0.07	0.45	(0.38)	—	(0.38)	10.70	4.26	1,119,100	0.62		0.85	3.49	36
Short Duration Municipal Fund
Class A
2012	$10.08	$0.11	$(0.01)	$0.10	$(0.11)	$—	$(0.11)	$10.07	1.03%	$762,626	0.64%		0.86%	1.09%	42%
2011	10.11	0.14	(0.03)	0.11	(0.14)	—	(0.14)	10.08	1.06	614,293	0.63		0.86	1.36	69
2010	10.16	0.18	—	0.18	(0.18)	(0.05)	(0.23)	10.11	1.79	572,521	0.63		0.86	1.75	33
2009	10.06	0.27	0.10	0.37	(0.27)	—	(0.27)	10.16	3.70	434,025	0.63		0.86	2.68	68
2008	9.93	0.30	0.13	0.43	(0.30)	—	(0.30)	10.06	4.37	348,751	0.62		0.86	2.95	38
California Municipal Bond Fund
Class A
2012	$10.78	$0.32	$0.35	$0.67	$(0.32)	$—	$(0.32)	$11.13	6.27%	$176,713	0.61%		0.86%	2.89%	20%
2011	10.85	0.34	(0.07)	0.27	(0.34)	—	(0.34)	10.78	2.64	171,933	0.60		0.86	3.20	12
2010	10.24	0.35	0.61	0.96	(0.35)	—	(0.35)	10.85	9.56	165,191	0.60		0.86	3.36	7
2009	10.22	0.34	0.06 ††	0.40	(0.34)	(0.04)	(0.38)	10.24	4.11	145,833	0.60		0.86	3.40	25
2008	10.04	0.34	0.18	0.52	(0.34)	—	(0.34)	10.22	5.29	220,938	0.60		0.85	3.34	16
Massachusetts Municipal Bond Fund
Class A
2012	$10.77	$0.29	$0.32	$0.61	$(0.29)	$(0.06)	$(0.35)	$11.03	5.71%	$40,750	0.64%		0.86%	2.63%	10%
2011	10.83	0.31	(0.03)	0.28	(0.31)	(0.03)	(0.34)	10.77	2.72	39,102	0.63		0.86	2.93	17
2010	10.26	0.32	0.61	0.93	(0.32)	(0.04)	(0.36)	10.83	9.23	38,439	0.63		0.86	3.09	14
2009	9.99	0.35	0.30	0.65	(0.35)	(0.03)	(0.38)	10.26	6.67	33,578	0.63		0.86	3.51	20
2008	9.83	0.34	0.18	0.52	(0.34)	(0.02)	(0.36)	9.99	5.36	46,448	0.62		0.86	3.44	14

92	SEI Tax Exempt Trust / Annual Report / August 31, 2012

	Net Asset Value, Beginning of Period	Net Investment Income*	Net Realized and Unrealized Gains (Losses) on Investments*	Total from Operations	Dividends from net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets‡	Ratio of Expenses to Average Net Assets (Excluding Fees Paid indirectly and Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
New Jersey Municipal Bond Fund
Class A
2012	$10.65	$0.30	$0.21	$0.51	$(0.30)	$(0.01)	$(0.31)	$10.85	4.83%	$76,595	0.61%	0.86%	2.81%	16%
2011	10.80	0.32	(0.12)	0.20	(0.32)	(0.03)	(0.35)	10.65	1.90	75,437	0.60	0.86	3.04	6
2010	10.31	0.33	0.49	0.82	(0.33)	—	(0.33)	10.80	8.06	79,941	0.60	0.86	3.12	12
2009	10.13	0.33	0.18	0.51	(0.33)	—	(0.33)	10.31	5.21	76,339	0.60	0.86	3.32	7
2008	9.95	0.33	0.18	0.51	(0.33)	—	(0.33)	10.13	5.18	125,383	0.60	0.86	3.26	10
New York Municipal Bond Fund
Class A
2012	$10.94	$0.28	$0.22	$0.50	$(0.28)	$(0.11)	$(0.39)	$11.05	4.67%	$111,760	0.61%	0.87%	2.59%	17%
2011	11.08	0.32	(0.06)	0.26	(0.32)	(0.08)	(0.40)	10.94	2.42	103,395	0.60	0.86	2.95	18
2010	10.52	0.33	0.56	0.89	(0.33)	—	(0.33)	11.08	8.59	111,621	0.60	0.86	3.07	10
2009	10.37	0.35	0.19	0.54	(0.35)	(0.04)	(0.39)	10.52	5.33	100,387	0.60	0.86	3.40	10
2008	10.20	0.34	0.18	0.52	(0.34)	(0.01)	(0.35)	10.37	5.16	151,827	0.60	0.85	3.32	15
Pennsylvania Municipal Bond Fund
Class A
2012	$10.65	$0.31	$0.33	$0.64	$(0.31)	$—	$(0.31)	$10.98	6.08%	$64,117	0.63%	0.84%	2.89%	12%
2011	10.71	0.33	(0.05)	0.28	(0.34)	—	(0.34)	10.65	2.70	59,344	0.63	0.84	3.17	14
2010	10.15	0.36	0.56	0.92	(0.36)	—	(0.36)	10.71	9.21	56,367	0.63	0.84	3.45	15
2009	10.25	0.38	(0.10)	0.28	(0.38)	—	(0.38)	10.15	2.88	47,932	0.63	0.92	3.79	15
2008	10.28	0.40	(0.02)	0.38	(0.40)	(0.01)	(0.41)	10.25	3.77	81,073	0.62	0.83	3.87	14
Class B
2012	$10.66	$0.33	$0.33	$0.66	$(0.33)	$—	$(0.33)	$10.99	6.24%	$23,380	0.48%	0.89%	3.04%	12%
2011	10.72	0.35	(0.06)	0.29	(0.35)	—	(0.35)	10.66	2.85	22,116	0.48	0.89	3.33	14
2010	10.16	0.37	0.56	0.93	(0.37)	—	(0.37)	10.72	9.35	24,812	0.48	0.89	3.60	15
2009	10.25	0.39	(0.09)	0.30	(0.39)	—	(0.39)	10.16	3.11	25,946	0.48	0.97	3.92	15
2008	10.28	0.41	(0.02)	0.39	(0.41)	(0.01)	(0.42)	10.25	3.90	25,544	0.48	0.88	4.01	14
Tax-Advantaged Income Fund
Class A
2012	$9.19	$0.44	$0.79	$1.23	$(0.43)	$—	$(0.43)	$9.99	13.72%	$429,335	0.87%	1.14%	4.61%	13%
2011	9.53	0.45	(0.35)	0.10	(0.44)	—	(0.44)	9.19	1.16	297,626	0.86	1.14	4.90	19
2010	8.59	0.46	0.93	1.39	(0.45)	—	(0.45)	9.53	16.51	212,409	0.86	1.13	4.98	18
2009	8.95	0.50	(0.37)††	0.13	(0.49)	—	(0.49)	8.59	2.34	161,118	0.86	1.13	6.45	16
2008**	10.00	0.47	(1.07)	(0.60)	(0.45)	—	(0.45)	8.95	(6.15)	104,718	0.86	1.15	5.16	41

(1)	The Distributor and/or the Administrator has voluntarily agreed to waive and reduce its fee and/or reimburse certain expenses of the Tax Free Fund and Institutional Tax Free Fund in order to limit the one-day net income yield of the Fund’s to not less than 0.01% and 0.05% respectively, of the Funds’ average daily net assets of the share class. Had this waiver been excluded, the expense ratio would have been equal to, or less than, the expense cap ratio. See Note 3.
(2)	The Distributor and/or the Administrator has voluntarily agreed to waive and reduce its fee and/or reimburse certain expenses of the Tax Free Fund and Institutional Tax Free Fund in order to limit the one-day net income yield of the Fund's to not less than 0.01% and 0.05% respectively, of the Funds' average daily net assets of the share class. Had this waiver and the Treasury Guarantee Program expense been excluded, the expense ratio would have been equal to, or less than, the expense cap ratio. See Note 3. The Trust participated in the Treasury Guarantee Program for the Money Market Funds from September 18, 2008 through September 19, 2009.
(3)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 0.48%.
(4)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio for Class A, Class B and Class C would have been 0.37%, 0.64% and 0.81%, respectively.
*	Per share calculations were performed using average shares.
**	The Tax-Advantaged Income Fund commenced operations on September 4, 2007. All ratios have been annualized.
†	Total return and portfolio turnover rate are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.
‡	The expense ratio includes Trustee fees that are not subject to any voluntary or reimbursement agreement. Had the fees been excluded, the expense ratios would have been equal to, or less than, the expense cap ratio. See Note 3.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Tax Exempt Trust / Annual Report / August 31, 2012	93

Notes to Financial Statements

August 31, 2012

1. ORGANIZATION

SEI Tax Exempt Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated March 15, 1982.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company with ten operational funds (“Funds”): the Tax Free and Institutional Tax Free Money Market Funds, (each a “Fund”, collectively “the Money Market Funds”), the Intermediate-Term Municipal, Short Duration Municipal, California Municipal Bond, Massachusetts Municipal Bond, New Jersey Municipal Bond, New York Municipal Bond, Pennsylvania Municipal Bond, and Tax-Advantaged Income Funds (each a “Fund”, collectively “the Fixed Income Funds”). The Funds are registered to offer up to four classes of shares: Class A, Class B, Class C and Class G. As of fiscal year end the Class G shares have not launched. The Trust’s prospectuses provide a description of each Fund’s investment objectives, policies and strategies. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The California Municipal Bond, Massachusetts Municipal Bond, New Jersey Municipal Bond, New York Municipal Bond and Tax-Advantaged Income Funds are non-diversified.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds.

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Investment securities of the Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Investment securities of the Fixed Income Funds listed on a securities exchange, market or automated quotation system for which quotations are readily available are valued at the last quoted sale price on the primary exchange or market on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. If available, debt securities are priced based upon valuations provided by independent third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees. The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Funds’ Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of August 31, 2012, there were no fair valued securities in the Funds.

In accordance with GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04

94	SEI Tax Exempt Trust / Annual Report / August 31, 2012

“Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. The Funds adopted ASU 2011-04 during the six months ended August 31, 2012. The adoption of ASU 2011-04 did not have a material impact on the Funds’ financial statements.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stock, bank loans, warrants, swaps and forward contracts.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The valuation techniques used by the Funds to measure fair value during the year ended August 31, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended August 31, 2012, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended August 31, 2012, there were no transfers in or out of Level 3 assets and liabilities.

For the year ended August 31, 2012, there were no Level 3 securities.

For the year ended August 31, 2012, there have been no significant changes to the Trust’s fair valuation methodologies.

For details of the investment classification, reference the Schedules of Investments.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of the Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed. At August 31, 2012, the Funds did not own any illiquid securities.

Classes — Class-specific expenses are borne by that class of shares. Income, expenses, and realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Futures Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of August 31, 2012, if applicable.

The Tax Advantaged Income Fund utilized futures contracts during the year ended August 31, 2012.

Swap Agreements — To the extent consistent with its Investment Objective and Strategies, the Fixed Income Funds may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, a Fixed Income Fund may enter into a swap to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to a Fixed Income Fund than if it had

SEI Tax Exempt Trust / Annual Report / August 31, 2012	95

Notes to Financial Statements (Continued)

August 31, 2012

invested directly in an instrument that yielded the desired return; or for various other reasons. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement. At August 31, 2012, there were no outstanding swap agreements.

Investment in Affiliated Registered Investment Company — The Funds may invest in affiliated money market funds. Income received from such investments is listed under dividends from affiliated registered investment companies in the Statement of Operations.

Discount and Premium Amortization — All amortization is calculated using the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Any net realized capital gains on sales of securities after capital loss carryover are distributed at least annually by the Funds.

Redemption Fees — The Fixed Income Funds may charge a redemption fee based on a redemption, or a series of redemptions from a single identifiable source that in the aggregate exceed a specific dollar threshold within any thirty day period, as presented below:

	Dollar Threshold ($ Thousands)	Redemption Fee
Intermediate-Term Municipal Fund	$25,000	0.50%
Short Duration Municipal Fund	25,000	0.50
California Municipal Bond Fund	10,000	0.50
Massachusetts Municipal Bond Fund	10,000	0.50
New Jersey Municipal Bond Fund	10,000	0.50
New York Municipal Bond Fund	10,000	0.50
Pennsylvania Municipal Bond Fund	10,000	0.50
Tax-Advantaged Income Fund	10,000	0.50

For the fiscal year ended August 31, 2012, the Fixed Income Funds did not charge any redemption fees. Such fees, if any, are retained by the Fixed Income Funds for the benefit of the remaining shareholders.

3. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement — SEI Investments Management Corporation (“SIMC”), a wholly owned subsidiary of SEI Investments acts as the Investment Adviser (the “Adviser”) to the Fixed Income Funds. For its services,

SIMC is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .50% for the Tax-Advantaged Income Fund, .35% for the Pennsylvania Municipal Bond Fund and .33% for the Intermediate-Term, Short Duration, Massachusetts, New Jersey, New York and California Municipal Bond Funds.

SIMC is also the Investment Adviser to the Money Market Funds. For its services, SIMC receives an annual fee equal to 0.05% for the first $500 million, 0.04% for the next $500 million, and 0.03% over $1 billion. The fee is calculated based on the combined assets of the Money Market Funds. The annual fee received by SIMC for these Money Market Funds is paid to the sub-advisers of the Money Market Funds in accordance with the sub-advisory agreements as described below. Accordingly, SIMC does not retain a fee for its services as Investment Adviser for the Money Market Funds.

Pursuant to the “manager of managers” structure, the Board of Trustees approved sub-advisory agreements for the Funds. Neuberger Berman Fixed Income LLC (“NBFI”) acts as the Sub-Adviser on behalf of the Money Market Funds and Short Duration Municipal Fund. Wells Capital Management, Inc. (“Wells”) acts as the Sub-Adviser for the Short Duration Municipal Fund. Standish Mellon Asset Management (“SMAM”) acts as Sub-Adviser for the Pennsylvania, New York and Massachusetts Municipal Bond Funds. SMAM and Delaware Management Company (“DMC”) act as Sub-Advisers for the Intermediate-Term Municipal Fund. McDonnell Investment Management LLC (“MIM”) is the Sub-Adviser for the New Jersey and the California Municipal Bond Funds. Pacific Investment Management Company LLC (“PIMCO”) and Spectrum Asset Management (“Spectrum”) act as Sub-Advisers to the Tax-Advantaged Income Fund. Each Sub-Adviser is party to an investment sub-advisory agreement. SIMC is responsible for the supervision of, and payment of fees to NBFI, MIM, DMC, SMAM, Wells, PIMCO and Spectrum in connection with their services to the Funds.

Administration & Transfer Agency Agreement — SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company (“SEI”), provides administrative and transfer agent services to the Funds. For its services, the Administrator receives annual fees, based on the average daily net assets of the respective funds, as presented below:

Tax Free Fund	0.36%
Institutional Tax Free Fund	0.36%
Intermediate-Term Municipal Fund	0.24%
Short Duration Municipal Fund	0.24%
California Municipal Bond Fund	0.24%
Massachusetts Municipal Bond Fund	0.24%
New Jersey Municipal Bond Fund	0.24%
New York Municipal Bond Fund	0.24%
Pennsylvania Municipal Bond Fund	0.20%
Tax-Advantaged Income Fund	0.35%

Distribution Agreement — SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI and a registered

96	SEI Tax Exempt Trust / Annual Report / August 31, 2012

broker-dealer, acts as the Distributor of the shares of the Trust under a Distribution Agreement. The Trust also has adopted plans under which firms (including the Distributor) that provide shareholder and administrative services may receive compensation thereof. Such plans provide fees payable to the Distributor equal to the following amounts, calculated as a percentage of the average daily net assets attributable to each particular class of each respective fund:

Fund	Shareholder Servicing Fees	Administrative Service Fees
Tax Free
Class A	.25%	—
Institutional Tax Free
Class A	.25%	—
Class B	.25%	.05%
Class C	.25%	.25%
Intermediate-Term Municipal
Class A	.25%	—
Short Duration
Municipal — Class A	.25%	—
California Municipal Bond
Class A	.25%	—
Massachusetts Municipal Bond
Class A	.25%	—
New Jersey Municipal Bond
Class A	.25%	—
New York Municipal Bond
Class A	.25%	—
Pennsylvania Municipal Bond
Class A	.25%	—
Class B	.25%	.05%
Tax-Advantaged Income
Class A	.25%	—

The Adviser, the Administrator and/or the Distributor have voluntarily agreed to waive a portion of their fee in order to keep total direct annual fund operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees and extraordinary expenses not incurred in the ordinary course of the Funds’ business) to the following amounts (expressed as a percentage of the Funds’ daily net assets). The voluntary waivers of the Adviser, the Administrator and the Distributor are limited to the Funds’ direct operating expenses and, therefore, do not apply to indirect expense incurred by the Funds, such as acquired fund fees and expenses (“AFFE”). The Adviser, the Administrator and/or the Distributor may discontinue all or part of these waivers at any time.

Fund	Tax Free	Institutional Tax Free	Intermediate- Term Municipal	Short Duration Municipal	California Municipal Bond
Class A	0.45%	0.33%	0.63%	0.63%	0.60%
Class B	N/A	0.63%	N/A	N/A	N/A
Class C	N/A	0.83%	N/A	N/A	N/A

Fund	Massachusetts Municipal Bond	New Jersey Municipal Bond	New York Municipal Bond	Pennsylvania Municipal Bond	Tax- Advantaged Income
Class A	0.63%	0.60%	0.60%	0.63%	0.86%
Class B	N/A	N/A	N/A	0.48%	N/A

N/A — Not applicable. Share classes currently not offered.

The Administrator and Distributor have voluntarily agreed to waive and reduce their fee and/or reimburse certain expenses of the Money Market Funds in order to ensure the one-day net income yield of the Funds is not less than 0.01% of the Funds’ average daily net assets. The waiver is voluntary and can be terminated by the Funds’ Administrator and Distributor at any time. The following table shows the waivers by class for the year ended August 31, 2012:

	Administration Fee Waiver ($ Thousands)	Administrative and Shareholder Servicing Fee Waiver ($ Thousands)
Tax Free Fund, Cl A	$1,200	$—
Institutional Tax Free Fund, Cl A	847	—
Institutional Tax Free Fund, Cl B	230	598
Institutional Tax Free Fund, Cl C	4	20

Other — Certain Officers and Trustees of the Trust are also Officers and/or Directors of the Administrator, the Distributor, and/or SIMC. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator or the Adviser pays compensation of Officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisers, Sub-Advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed annually by the Board of Trustees.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“The Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in The Program is voluntary for both borrowing and lending funds.

Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula approved annually by the Trust’s Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate. As of August 31, 2012 and for the year then ended, the Trust has not participated in The Program.

SEI Tax Exempt Trust / Annual Report / August 31, 2012	97

Notes to Financial Statements (Continued)

August 31, 2012

4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, for the year ended August 31, 2012, were as follows:

	Intermediate- Term Municipal Fund ($ Thousands)	Short Duration Municipal Fund ($ Thousands)	California Municipal Bond Fund ($ Thousands)	Massachusetts Municipal Bond Fund ($ Thousands)
Purchases	$313,698	$245,165	$34,155	$5,574
Sales	253,556	154,917	36,169	3,897

	New Jersey Municipal Bond Fund ($ Thousands)	New York Municipal Bond Fund ($ Thousands)	Pennsylvania Municipal Bond Fund ($ Thousands)	Tax-Advantaged Income Fund ($ Thousands)
Purchases	$11,476	$25,502	$12,646	$132,859
Sales	11,418	17,449	9,608	40,085

5. CONCENTRATIONS/RISK

In the normal course of business, the Funds enter into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, management believes the risk of loss from such claims is considered remote.

The Funds invest in debt instruments of municipal issuers. The Funds invest in securities which include revenue bonds, tax exempt commercial paper, tax and revenue anticipation notes, and general obligation bonds. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund’s holdings. As a result, the Fund will be more susceptible to factors which adversely affect issuers of municipal obligations than a mutual fund which does not have as great a concentration in municipal obligations. Also, there may be economic or political changes that impact the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by the Fund. Any changes in the financial condition of municipal issuers also may adversely affect the value of such securities.

Many municipalities insure their obligations with insurance underwritten by insurance companies, which undertake to pay a holder, when due, the interest and principal amount of an obligation if the issuer defaults on its obligation. Although bond insurance reduces the risk of loss due to default by an issuer, there is no assurance that the insurance company will meet its obligations. Also, some of the securities have credit enhancements, such as letters of credit or guarantees issued by third party domestic or foreign banks or other institutions that reduce the credit risk of the securities.

6. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company, under Sub-chapter M of the Internal Revenue Code, and to distribute all of its taxable income and net capital gains. Accordingly, no provision for Federal income taxes is required.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of August 31, 2012, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Reclassification of components of net assets — The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations, which may differ from GAAP. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such periods. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income, accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to the re-classification of distributions, swap adjustments and paydown adjustments have been reclassified to/from the following accounts as of August 31, 2012:

	Paid-in Capital ($ Thousands)	Undistributed Net Investment Income ($ Thousands)	Accumulated Realized Gain (Loss) ($ Thousands)
Tax Free Fund	$—	$3	$(3)
Short Duration Municipal Fund	—	(3)	3
Tax-Advantaged Income Fund	(979)	(1,411)	2,390

These reclassifications have no impact on net assets or net asset value per share.

98	SEI Tax Exempt Trust / Annual Report / August 31, 2012

The tax character of dividends and distributions paid during the last two fiscal years were as follows:

		Tax-Exempt Income ($ Thousands)	Ordinary Income ($ Thousands)	Long-Term Capital Gain ($ Thousands)	Total ($ Thousands)
Tax Free Fund	2012	$56	$—	$—	$56
	2011	61	6	144	211
Institutional Tax Free Fund	2012	272	63	8	343
	2011	470	—	111	581
Intermediate-Term Municipal Fund	2012	28,622	23	—	28,645
	2011	30,442	41	—	30,483
Short Duration Municipal Fund	2012	7,628	48	37	7,713
	2011	7,809	7	—	7,816
California Municipal Bond Fund	2012	4,943	2	—	4,945
	2011	5,198	75	—	5,273
Massachusetts Municipal Bond Fund	2012	1,032	8	193	1,233
	2011	1,085	2	112	1,199
New Jersey Municipal Bond Fund	2012	2,111	—	42	2,153
	2011	2,305	—	188	2,493
New York Municipal Bond Fund	2012	2,758	4	984	3,746
	2011	3,055	—	731	3,786
Pennsylvania Municipal Bond Fund	2012	2,430	2	—	2,432
	2011	2,532	14	—	2,546
Tax-Advantaged Income Fund	2012	10,214	5,733	—	15,947
	2011	7,581	5,090	—	12,671

As of August 31, 2012, the components of Distributable Earnings on a tax basis were as follows:

	Undistributed Tax-Exempt Income ($ Thousands)	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post October Losses ($ Thousands)	Unrealized Appreciation ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings ($ Thousands)
Tax Free Fund	$8	$—	$—	$—	$—	$—	$(5)	$3
Institutional Tax Free Fund	17	—	—	—	—	—	(16)	1
Intermediate-Term Municipal Fund	2,285	—	—	(6,711)	—	79,266	(2,344)	72,496
Short Duration Municipal Fund	609	—	—	—	(697)	3,328	(611)	2,629
California Municipal Bond Fund	398	—	1,292	—	—	14,598	(399)	15,889
Massachusetts Municipal Bond Fund	88	11	109	—	—	3,687	(87)	3,808
New Jersey Municipal Bond Fund	174	—	143	—	—	5,949	(174)	6,092
New York Municipal Bond Fund	232	58	419	—	—	7,536	(232)	8,013
Pennsylvania Municipal Bond Fund	207	—	—	(1,334)	—	6,111	(206)	4,778
Tax-Advantaged Income Fund	202	117	—	(1,319)	(621)	41,089	(1,693)	37,775

Post-October losses represent losses realized on investment transactions from November 1, 2011 through August 31, 2012, that, in accordance with Federal income tax regulations, the Funds elect to defer and treat as having arisen in the following fiscal year.

For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any net realized capital gains. Each Fund’s capital loss carryforwards will expire as follows:

	Expires 2019 ($ Thousands)	Expires 2018 ($ Thousands)	Expires 2017 ($ Thousands)	Expires 2016 ($ Thousands)	Expires 2015 ($ Thousands)	Expires 2014 ($ Thousands)	Expires 2013 ($ Thousands)	Total Capital Loss Carryforward 8/31/2012 ($ Thousands)
Intermediate-Term Municipal Fund	$—	$4,482	$2,229	$—	$—	$—	$—	$6,711
Pennsylvania Municipal Bond Fund	—	1,334	—	—	—	—	—	1,334
Tax-Advantaged Income Fund	—	—	1,319	—	—	—	—	1,319

SEI Tax Exempt Trust / Annual Report / August 31, 2012	99

Notes to Financial Statements (Continued)

August 31, 2012

During the year ended August 31, 2012, the following funds utilized capital loss carryforwards to offset realized capital gains.

Amount ($ Thousands)
Intermediate-Term Municipal Fund	$9,353
Short Duration Municipal Fund	100
California Municipal Bond Fund	478
Pennsylvania Municipal Bond Fund	394
Tax-Advantaged Income Fund	396

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Act also contains provisions which are intended to prevent unintentional failures of the regulated investment company (“RIC”) quarterly asset and annual income composition tests, as well as several provisions aimed at preserving the character of income and gain distributions, and reducing the circumstances under which a RIC would distribute amounts in excess of such income and gains or be required to file amended tax reporting information to its shareholders and with the Internal Revenue Service.

At August 31, 2012, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Fixed Income Funds is as follows:

	Federal Tax Cost ($ Thousands)	Aggregate Gross Unrealized Appreciation ($ Thousands)	Aggregate Gross Unrealized Depreciation ($ Thousands)	Net Unrealized Appreciation ($ Thousands)
Intermediate-Term Municipal Fund	$923,529	$80,115	$(849)	$79,266
Short Duration Municipal Fund	761,923	4,036	(708)	3,328
California Municipal Bond Fund	160,045	14,644	(46)	14,598
Massachusetts Municipal Bond Fund	36,768	3,687	—	3,687
New Jersey Municipal Bond Fund	70,078	5,960	(11)	5,949
New York Municipal Bond Fund	103,423	7,536	—	7,536
Pennsylvania Municipal Bond Fund	80,516	6,128	(17)	6,111
Tax-Advantaged Income Fund	395,619	44,526	(3,437)	41,089

At August 31, 2012, the Money Market Funds cost of securities for Federal income tax purposes approximates the cost located in the Schedule of Investments.

7. SHARE TRANSACTIONS (Thousands):

	Tax Free Fund		Institutional Tax Free Fund		Intermediate-Term Municipal Fund
	2012	2011	2012	2011	2012	2011
Shares Issued and Redeemed:
Class A:
Proceeds from Shares Issued	3,559,454	3,755,379	2,952,195	2,750,833	19,821	23,587
Reinvestments of Dividends & Distributions	53	200	113	204	2,178	2,431
Cost of Shares Redeemed	(3,588,723)	(3,794,936)	(2,955,952)	(2,799,562)	(18,340)	(25,826)
Total Class A Transactions	(29,216)	(39,357)	(3,644)	(48,525)	3,659	192
Class B:
Proceeds from Shares Issued	N/A	N/A	493,354	420,457	N/A	N/A
Reinvestments of Dividends & Distributions	N/A	N/A	40	77	N/A	N/A
Cost of Shares Redeemed	N/A	N/A	(506,517)	(422,929)	N/A	N/A
Total Class B Transactions	N/A	N/A	(13,123)	(2,395)	N/A	N/A
Class C:
Proceeds from Shares Issued	N/A	N/A	32,719	29,749	N/A	N/A
Reinvestments of Dividends & Distributions	N/A	N/A	1	1	N/A	N/A
Cost of Shares Redeemed	N/A	N/A	(31,908)	(32,489)	N/A	N/A
Total Class C Transactions	N/A	N/A	812	(2,739)	N/A	N/A
Increase (Decrease) in Share Transactions	(29,216)	(39,357)	(15,955)	(53,659)	3,659	192

Amounts designated as “—” are zero or have been rounded to zero.

N/A — Not applicable. Share classes currently not offered.

100	SEI Tax Exempt Trust / Annual Report / August 31, 2012

	Short Duration Municipal Fund		California Municipal Bond Fund		Massachusetts Municipal Bond Fund
	2012	2011	2012	2011	2012	2011
Shares Issued and Redeemed:
Class A:
Proceeds from Shares Issued	39,016	34,909	3,031	4,201	591	808
Reinvestments of Dividends & Distributions	660	666	401	448	103	106
Cost of Shares Redeemed	(24,880)	(31,279)	(3,510)	(3,930)	(627)	(833)
Total Class A Transactions	14,796	4,296	(78)	719	67	81
Increase (Decrease) in Share Transactions	14,796	4,296	(78)	719	67	81

Amounts designated as “—” are zero or have been rounded to zero.

	New Jersey Municipal Bond Fund		New York Municipal Bond Fund		Pennsylvania Municipal Bond Fund		Tax-Advantaged Income Fund
	2012	2011	2012	2011	2012	2011	2012	2011
Shares Issued and Redeemed:
Class A:
Proceeds from Shares Issued	1,368	1,653	2,016	1,967	1,505	1,532	15,936	17,953
Reinvestments of Dividends & Distributions	188	223	310	321	133	145	1,411	1,141
Cost of Shares Redeemed	(1,581)	(2,197)	(1,662)	(2,907)	(1,371)	(1,368)	(6,768)	(9,013)
Total Class A Transactions	(25)	(321)	664	(619)	267	309	10,579	10,081
Class B:
Proceeds from Shares Issued	N/A	N/A	N/A	N/A	284	440	N/A	N/A
Reinvestments of Dividends & Distributions	N/A	N/A	N/A	N/A	6	9	N/A	N/A
Cost of Shares Redeemed	N/A	N/A	N/A	N/A	(237)	(689)	N/A	N/A
Total Class B Transactions	N/A	N/A	N/A	N/A	53	(240)	N/A	N/A
Increase (Decrease) in Share Transactions	(25)	(321)	664	(619)	320	69	10,579	10,081

Amounts designated as “—” are zero or have been rounded to zero.

N/A — Not applicable. Share classes currently not offered.

8. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the FASB issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013.

At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

9. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of August 31, 2012.

SEI Tax Exempt Trust / Annual Report / August 31, 2012	101

Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES

SEI TAX EXEMPT TRUST:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SEI Tax Exempt Trust, comprising the Tax Free Fund, Institutional Tax Free Fund, Intermediate-Term Municipal Fund, Short Duration Municipal Fund, California Municipal Bond Fund, Massachusetts Municipal Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Pennsylvania Municipal Bond Fund, and Tax-Advantaged Income Fund, (collectively “the Funds”), as of August 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting and Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising the SEI Tax Exempt Trust as of August 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

October 29, 2012

102	SEI Tax Exempt Trust / Annual Report / August 31, 2012

Trustees and Officers of the Trust (Unaudited)

The following chart lists Trustees and Officers as of September 19, 2012.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name Address, and Age	Position(s) Held with Trusts	Term of Office And Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 65 yrs. old	Chairman of the Board of Trustees*	since 1982	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	90	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments — Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Investments — Unit Trust Management (UK), Limited, SEI Global Nominee Ltd., SEI Structured Credit Fund, L.P.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 71 yrs. old	Trustee*	since 1982	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Secretary of SEI since 1978.	90	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), SEI Global Nominee Ltd., Limited and SEI Asset Korea Co., Ltd.
TRUSTEES
George J. Sullivan, Jr. One Freedom Valley Drive Oaks, PA 19456 69 yrs. old	Trustee	since 1996	Retired since January 2012. Self- Employed Consultant, Newfound Consultants Inc. since April 1997- December 2011.	90	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, State Street Navigator Securities Lending Trust, and SEI Structured Credit Fund, L.P., member of the independent review committee for SEI’s Canadian-registered mutual funds.

*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, L.P. and New Covenant Funds.

SEI Tax Exempt Trust / Annual Report / August 31, 2012	103

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

Name Address, and Age	Position(s) Held with Trusts	Term of Office And Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Rosemarie B. Greco One Freedom Valley Drive Oaks, PA 19456 65 yrs. old	Trustee	since 1999	Director, Governor’s Office of Health Care Reform, Commonwealth of Pennsylvania since 2003.	90	Director, Sunoco, Inc.; Director, Excelon Corporation; Trustee, Pennsylvania Real Estate Investment Trust.
Nina Lesavoy One Freedom Valley Drive Oaks, PA 19456 54 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital since 2008. Managing Director, Cue Capital from March 2002-March 2008.	90	Director of SEI Structured Credit Fund, L.P.
James M. Williams One Freedom Valley Drive Oaks, PA 19456 64 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002.	90	Trustee/Director of Ariel Mutual Funds, and SEI Strucured Credit Fund, L.P.
Mitchell A. Johnson One Freedom Valley Drive Oaks, PA 19456 70 yrs. old	Trustee	Since 2007	Private Investor since 1994.	90	Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds
Hubert L. Harris, Jr. One Freedom Valley Drive Oaks, PA 19456 68 yrs. old	Trustee	since 2008	Retired since December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., 1997-December 2005. Chief Executive Officer, INVESCO North America, September 2003-December 2005.	90	Director of Colonial BancGroup, Inc. and St. Joseph’s Translational Research Institute; Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation); Board of Councilors of the Carter Center.
OFFICERS
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 65 yrs. old	President & CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Peter A. Rodriguez One Freedom Valley Drive Oaks, PA 19456 50 yrs. old	Controller and Chief Financial Officer	since 2011	Director, Fund Accounting, SEI Investments Global Funds Services (March 2011, September 2002 to March 2005 and 1997- 2002); Director, Mutual Fund Trading, SEI Private Trust Company (May 2009 to February 2011); Director, Asset Data Services, Global Wealth Services (June 2006 to April 2009); Director, Portfolio Accounting, SEI Investments Global Fund Services (March 2005 to June 2006)	N/A	N/A

104	SEI Tax Exempt Trust / Annual Report / August 31, 2012

Name Address, and Age	Position(s) Held with Trusts	Term of Office And Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
Russell Emery One Freedom Valley Drive Oaks, PA 19456 49 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Institutional Investments Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds, since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolio, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of New Covenant Funds since February 2012.	N/A	N/A
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 43 yrs. old	Vice President and Secretary	since 2002	General Counsel, Vice President and Secretary of SIMC and the Administrator since 2004. Vice President and Assistant Secretary of SEI since 2001. Vice President of SIMC and the Administrator since 1999.	N/A	N/A
Aaron Buser One Freedom Valley Drive Oaks, PA 19456 41 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SIMC since 2007. Associate at Stark & Stark (2004-2007).	N/A	N/A
David F. McCann One Freedom Valley Drive Oaks, PA 19456 36 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005-October 2008. Attorney, Pepper Hamilton, LLP (law firm), September 2001-May 2005.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive Oaks, PA 19456 44 yrs. old	Vice President	since 2012	Director of Global Investment Product Management, January 2004 to present.	N/A	N/A
Keri E. Rohn One Freedom Valley Drive Oaks, PA 19456 31 yrs. old	Privacy Officer and Anti-Money Laundering Compliance Officer	since 2009	Compliance Officer of SEI Investments Company since June 2003.	N/A	N/A

[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, L.P. and New Covenant Funds.

SEI Tax Exempt Trust / Annual Report / August 31, 2012	105

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund‘s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below and continuing on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in your Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that your Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 3/1/12	Ending Account Value 8/31/12	Annualized Expense Ratios	Expenses Paid During Period*
Tax Free Fund
Actual Fund Return
Class A	$1,000.00	$1,000.10	0.25%	$1.26
Hypothetical 5% Return
Class A	$1,000.00	$1,023.95	0.25%	$1.28
Institutional Tax Free Fund
Actual Fund Return
Class A	$1,000.00	$1,000.10	0.25%	$1.26
Class B	1,000.00	1,000.10	0.25	1.26
Class C	1,000.00	1,000.10	0.25	1.26
Hypothetical 5% Return
Class A	$1,000.00	$1,023.93	0.25%	$1.28
Class B	1,000.00	1,023.93	0.25	1.28
Class C	1,000.00	1,023.93	0.25	1.28
Intermediate-Term Municipal Fund
Actual Fund Return
Class A	$1,000.00	$1,021.60	0.63%	$3.21
Hypothetical 5% Return
Class A	$1,000.00	$1,021.99	0.63%	$3.22

	Beginning Account Value 3/1/12	Ending Account Value 8/31/12	Annualized Expense Ratios	Expenses Paid During Period*
Short Duration Municipal Fund
Actual Fund Return
Class A	$1,000.00	$1,004.40	0.63%	$3.18
Hypothetical 5% Return
Class A	$1,000.00	$1,021.99	0.63%	$3.22
California Municipal Bond Fund
Actual Fund Return
Class A	$1,000.00	$1,021.50	0.60%	$3.06
Hypothetical 5% Return
Class A	$1,000.00	$1,022.14	0.60%	$3.06
Massachusetts Municipal Bond Fund
Actual Fund Return
Class A	$1,000.00	$1,014.90	0.63%	$3.20
Hypothetical 5% Return
Class A	$1,000.00	$1,021.99	0.63%	$3.22
New Jersey Municipal Bond Fund
Actual Fund Return
Class A	$1,000.00	$1,013.70	0.60%	$3.05
Hypothetical 5% Return
Class A	$1,000.00	$1,022.14	0.60%	$3.06

106	SEI Tax Exempt Trust / Annual Report / August 31, 2012

	Beginning Account Value 3/1/12	Ending Account Value 8/31/12	Annualized Expense Ratios	Expenses Paid During Period*
New York Municipal Bond Fund
Actual Fund Return
Class A	$1,000.00	$1,012.70	0.60%	$3.04
Hypothetical 5% Return
Class A	$1,000.00	$1,022.14	0.60%	$3.06
Pennsylvania Municipal Bond Fund
Actual Fund Return
Class A	$1,000.00	$1,017.90	0.63%	$3.20
Class B	1,000.00	1,019.60	0.48	2.44
Hypothetical 5% Return
Class A	$1,000.00	$1,021.99	0.63%	$3.22
Class B	1,000.00	1,022.76	0.48	2.45

	Beginning Account Value 3/1/12	Ending Account Value 8/31/12	Annualized Expense Ratios	Expenses Paid During Period*
Tax-Advantaged Income Fund
Actual Fund Return
Class A	$1,000.00	$1,056.90	0.86%	$4.46
Hypothetical 5% Return
Class A	$1,000.00	$1,020.82	0.86%	$4.39

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

SEI Tax Exempt Trust / Annual Report / August 31, 2012	107

Board of Trustees Considerations in Approving the Advisory and Sub Advisory Agreements (Unaudited)

SEI Tax Exempt Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the series of the Trust (the “Funds”) and may manage the cash portion of the Funds’ assets. Pursuant to separate sub-advisory agreements (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”) with SIMC, and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to these Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements must be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Trust’s Board calls and holds meetings each year that are dedicated to considering whether to renew the Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations. The Board also receives extensive data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from Fund counsel and independent counsel to the Independent Trustees regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC and the Sub-Advisers charge the Funds compared with the fees each charge to comparable mutual funds; (vi) the Funds’ overall fees and operating expenses compared with similar mutual funds; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance systems; (ix) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (x) SIMC’s and the Sub-Advisers’ reputation, expertise and resources in domestic and/or international financial markets; and (xi) the Funds’ performance compared with similar mutual funds.

108	SEI Tax Exempt Trust / Annual Report / August 31, 2012

At the March 27 – 28, 2012 meeting of the Board of Trustees, the Trustees, including a majority of the Independent Trustees, approved the Investment Advisory Agreements and approved the selection of SIMC and the Sub-Advisers to act in their respective capacities for the Funds. The Board’s approval was based on its consideration and evaluation of a variety of specific factors discussed at the meeting and at prior meetings, including:

•

the nature, extent and quality of the services provided to the Funds under the Investment Advisory Agreements, including the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds;

•	the Funds’ investment performance and how it compared to that of other comparable mutual funds;

•	the Funds’ expenses under each Investment Advisory Agreement and how those expenses compared to those of other comparable mutual funds;

•

the profitability of SIMC and the Sub-Advisers and their affiliates with respect to the Funds, including both direct and indirect benefits accruing to SIMC and the Sub-Advisers and their affiliates; and

•

the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Investment Advisory Agreements reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. The Trustees found the level of SIMC’s and each Sub-Adviser’s professional staff and culture of compliance satisfactory. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds supported renewal of the Investment Advisory Agreements.

Fund Performance. The Board of Trustees considered Fund performance in determining whether to renew the Investment Advisory Agreements. Specifically, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indices/benchmarks in light of total return, yield and market trends. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In evaluating performance, the Trustees considered both market risk and shareholder risk expectations for the Funds. The Trustees found Fund performance satisfactory, and, where performance was below the benchmark, the Trustees were satisfied that appropriate steps were being taken. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds supported renewal of the Investment Advisory Agreements.

Fund Expenses. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of other comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in the Funds’ respective peer groups. The Trustees further considered the fact that the comparative fee analysis either showed that the various fees were below average or that there was a reasonable basis for the fee level. Finally, the Trustees considered the effects of SIMC’s voluntary waiver of management and other fees and the Sub-Advisers’ fees to prevent total Fund expenses from exceeding a specified cap and concluded that SIMC and the Sub-Advisers, through waivers, have maintained the Funds’ net operating expenses at competitive levels for their respective distribution channels. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements.

Profitability. With regard to profitability, the Trustees considered all compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the varied levels of compensation and profitability under the Investment Advisory Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by SIMC and the Sub-Advisers and their affiliates. The Trustees found that profitability was reasonable and

SEI Tax Exempt Trust / Annual Report / August 31, 2012	109

Board of Trustees Considerations in Approving the Advisory and Sub Advisory Agreements (Unaudited) (Concluded)

that the margin was not increasing despite growth in assets. When considering the profitability of the Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and such compensation with respect to any Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

110	SEI Tax Exempt Trust / Annual Report / August 31, 2012

Notice to Shareholders (Unaudited)

For shareholders that do not have an August 31, 2012, taxable year end, this notice is for information purposes only. For shareholders with an August 31, 2012, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended August 31, 2012, the Funds are designating the following with regard to distributions paid during the year:

Fund	(A) Long-Term Capital Gain Distribution	(B) Ordinary Income Distributions (Tax Basis)	(C) Tax Exempt Income Distributions	(D) Total Distributions	(E) Dividends Received Deduction (1)
Tax Free(6)	1.67%	4.06%	94.27%	100.00%	0.00%
Institutional Tax Free(6)	2.19%	17.12%	80.69%	100.00%	0.00%
Intermediate-Term Municipal(6)	0.00%	0.08%	99.92%	100.00%	0.00%
Short Duration Municipal(6)	0.48%	0.63%	98.89%	100.00%	0.00%
California Municipal Bond(7)	0.00%	0.04%	99.96%	100.00%	0.00%
Massachusetts Municipal Bond(6)	15.71%	0.68%	83.61%	100.00%	0.00%
New Jersey Municipal Bond	1.92%	0.00%	98.08%	100.00%	0.00%
New York Municipal Bond	26.11%	0.10%	73.79%	100.00%	0.00%
Pennsylvania Municipal Bond(6)	0.00%	0.09%	99.91%	100.00%	0.00%
Tax-Advantaged Income(6)	0.00%	36.71%	63.29%	100.00%	19.32%

Fund	(F) Qualifying Dividend Income (2)	(G) U.S.Government Interest (3)	(H) Interest Related Dividends (4)	(I) Short-Term Capital Gain Dividends (5)
Tax Free(6)	0.00%	0.00%	0.00%	100.00%
Institutional Tax Free(6)	0.00%	0.00%	0.00%	100.00%
Intermediate-Term Municipal(6)	0.00%	0.00%	0.00%	0.00%
Short Duration Municipal(6)	0.00%	0.00%	0.00%	0.00%
California Municipal Bond(7)	0.00%	0.00%	0.00%	0.00%
Massachusetts Municipal Bond(6)	0.00%	0.00%	0.00%	100.00%
New Jersey Municipal Bond	0.00%	0.00%	0.00%	100.00%
New York Municipal Bond	0.00%	0.00%	0.00%	100.00%
Pennsylvania Municipal Bond(6)	0.00%	0.00%	0.00%	0.00%
Tax-Advantaged Income(6)	19.32%	0.00%	0.00%	0.00%

(1)	"Dividends Received Deduction" represent dividends which qualify for the corporate dividends received deduction.

(2)	"Qualifying Dividend Income" represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. It is the intention of the Funds to designate the max amount permitted by law.

(3)	"U.S. Government Interest" represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	"Interest Related Dividends" represent qualifying interest that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.

(5)	"Short-Term Capital Gain Dividends" represent qualifying short-term capital gain that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.

(6)	"Exempt-Interest Dividends" represent the amount of interest that was derived from state exempt obligations and distributed during the fiscal year. This amount is reflected as a percentage of total distributions. Generally, interest from state obligations is exempt from state income tax. However, for shareholders of these funds who are residents of California, Connecticut, New Jersey and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income tax.

(7)	For California income tax purposes, for the fiscal year ended August 31, 2012, the Fund designates 97.86% of its distributions paid from net investment income as exempt-interest dividends under Section 17145 of the California Revenue and Taxation Code.

Items (A), (B), (C) and (D) are based on the percentage of each fund’s total distribution.

Items (E) and (F) are based on the percentage of “Ordinary Income Distributions.”

Item (G) is based on the percentage of gross income of each Fund.

Item (H) is based on the percentage of net investment income distributions.

Item (I) is based on the percentage of short-term capital gain distributions.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

SEI Tax Exempt Trust / Annual Report / August 31, 2012	111

SEI TAX EXEMPT TRUST ANNUAL REPORT AUGUST 31, 2012

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Rosemarie B. Greco

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Officers

Robert A. Nesher

President and Chief Executive Officer

Peter A. Rodriguez

Controller and Chief Financial Officer

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Keri E. Rohn

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

SEI Investments Distribution Co.

Oaks, PA 19456    1.800.DIAL.SEI (1.800.342.5734)

SEI-F-024 (8/12)

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has at least one Audit Committee financial expert serving on the audit committee.

(a)(2) The Audit Committee financial experts are George J. Sullivan, Jr and Hubert L. Harris, Jr. Mr. Sullivan and Mr. Harris are independent trustees as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by KPMG LLP (KPMG) related to the Registrant

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Fiscal Year 2012				Fiscal Year 2011
		All fees and services to the Registrant that were pre- approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre- approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$192,500		N/A	N/A	$192,500		N/A	N/A
(b)	Audit-Related Fees	$20,000	(3)	$0	$0	$25,000	(3)	$0	$0
(c)	Tax Fees	N/A		$5,000	N/A	N/A		N/A	N/A
(d)	All Other Fees(2)	$0		$236,000	$0	$0		$234,500	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.

(3)	Audit-related fees include amounts related to attestation reporting over compliance with an exemptive order under the federal securities laws.

(e)(1) All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant’s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the Audit Committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2012	2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for fiscal years 2012 and 2011 were $236,000 and $234,500 respectively. Non-audit fees consist of SSAE No.16 review of fund accounting and administration operations, attestation report in accordance with Rule 17 Ad-13, and agreed upon procedures report over certain internal controls related to compliance with federal securities laws and regulations and tax consulting services for various service affiliates of the Registrant.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Registrant’s Audit Committee reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees on the Board. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on June 18th 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	SEI Tax Exempt Trust

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: November 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: November 9, 2012

By	/s/ Peter A. Rodriguez
Peter A. Rodriguez
Controller & CFO

Date: November 9, 2012